As filed with the Securities and Exchange Commission on 03/30/17

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22980

Angel Oak Funds Trust

(Exact name of registrant as specified in charter)

One Buckhead Plaza

3060 Peachtree Rd. NW, Suite 500

Atlanta, Georgia 30305

(Address of principal executive offices) (Zip code)

Dory S. Black, Esq., President

One Buckhead Plaza

3060 Peachtree Rd. NW, Suite 500

Atlanta, Georgia 30305

(Name and address of agent for service)

Copy to:

Douglas P. Dick

Stephen T. Cohen

Dechert LLP

1900 K Street NW

Washington, DC 20006

404-953-4900

Registrant’s telephone number, including area code

Date of fiscal year end: January 31

Date of reporting period: February 1, 2016 to January 31, 2017

Item 1. Reports to Stockholders.

ANNUAL REPORT

January 31, 2017

Angel Oak Multi-Strategy Income Fund

Angel Oak Flexible Income Fund

Angel Oak High Yield Opportunities Fund

Angel Oak Capital Advisors, LLC

One Buckhead Plaza

3060 Peachtree Road NW

Suite 500

Atlanta, GA 30305

(404) 953-4900

Dear Shareholder,

2016 was a tale of two halves and two completely unexpected election results. The first half was driven by worries about a corporate credit default cycle led by commodity-related credits, fears of a U.S. recession, and a Chinese currency devaluation, all of which led to a major risk-off environment. Equities and other risk assets were off to a tumultuous start in 2016. The S&P 500 Total Return Index was down as much as 10.27% as of February 11, marking the worst start of all time. Risk assets began to recover by the summer, but the Brexit vote surprised all market participants, and some feared the worst.

The bid for risk-free assets surged on the heels of Brexit, with the 10-year note yield closing at a 1.37% yield on July 8, the lowest in its history. “Lower for longer” seemed here to stay, although ironically Brexit was actually the catalyst for risk-on trades in the second half of 2016. The economic data began to improve in the U.S., recession worries began to subside, equities began to rise, commodities recovered, credit spreads began to tighten, and risk-free rates began to rise off post-Brexit lows.

“Lower for longer” was still the widely held expectation in the U.S. prior to the November election, but the Trump victory changed everything heading into year-end. Inflation and growth expectations completely changed, and the risk-free term structure repriced accordingly. We believe reflationary macro trends will continue in earnest in 2017, buoyed by the rekindling of animal spirits thanks to the surprise Trump victory. We expect the election outcome to pour gas on the Federal Open Market Committee (FOMC) inflation fire smoldering throughout the post-crisis period, through greater fiscal expansion, tax cuts, and deregulation-driven credit expansion. It is still too early to predict what effect a Trump administration will have on the economy, but expectations are high.

We believe all the above will be beneficial for our strategies, as they should all drive higher-than-expected inflation and growth in 2017. We feel our short effective duration profile should continue to benefit performance as U.S. risk-free rates rise, driven by increased inflation and growth expectations in 2017. Tax cuts and fiscal expansion should keep credit spreads stable to tighter throughout the year as corporate earnings and ever-improving consumer balance sheets outweigh the effects of higher interest rates.

We also expect the U.S. economic outlook to be favorable if the Trump administration delivers on market expectations of corporate tax reform, infrastructure spending, large-scale fiscal stimulus, and significant deregulation (“Trumponomics”). We believe Trumponomics will be the final potent cocktail to rid the U.S. of the bitter taste of deflation and anemic growth for this business cycle. The post-crisis expansion, now in its 77th month, may still have a long way to go as the consumer credit box expands. Seventy percent of the U.S. economy is related to consumer spending, and wages have finally begun to outpace inflation seven years into the recovery. Additionally, household leverage is at its lowest level since 2002. Consumer credit expansion through single-family mortgage credit has been hindered due to tightening credit standards, but residential mortgage guidelines have finally begun to relax.

The coming consumer credit expansion, coupled with the potential of Trumponomics, will create some clear winners and losers. We believe the winners could include risk assets that perform well in inflationary environments, such as equities, real estate, real estate-backed assets, floating rate securities, short duration assets, and high current carry credit spread assets. We believe the losers could be duration-sensitive assets, particularly negatively convex fixed income products such as agency mortgages and long duration investment grade corporate bonds.

Thank you for your continued support.

Respectfully yours,

Sreeniwas V. Prabhu

Chief Executive Officer and Chief Investment Officer

The opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Must be accompanied or preceded by a prospectus.

Mutual fund investing involves risk. Principal loss is possible.

The Angel Oak Funds are distributed by Quasar Distributors, LLC.

Angel Oak Multi-Strategy Income Fund

1.	How did the Fund perform during the period?

For the 12-month period ended January 31, 2017, the Fund’s Institutional Shares (ANGIX) returned 6.96%, while the A Shares (ANGLX) and C Shares (ANGCX) returned 6.64% and 5.87%, respectively. During the same period, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 1.45%.

2.	What were the main contributors to and detractors from the Fund’s performance during the period?

Duration and credit strategies benefited the Fund relative to the benchmark. Duration positioning short of the index was a positive contributor to relative performance for the period as the 5 and 10-year U.S. Treasury yields rose 59 and 53 basis points (bps), respectively. The floating rate bond allocation based primarily on front-end LIBOR floaters was beneficial to relative Fund performance as 3-month LIBOR rose 45 bps over the period. Credit strategies benefited the Fund relative to the benchmark for the 12-month period, as the total returns of non-agency residential mortgage-backed securities (NA RMBS), collateralized loan obligations (CLOs) and commercial mortgage-backed securities (CMBS) were all positive contributors to the Fund.

NA RMBS were the primary contributor to Fund performance for the 12-month period. Current income benefited from a rise in LIBOR, increasing bond interest and the boost to yield from rising voluntary prepayment speeds.

CLOs were another sector that exhibited strong performance for the period as prices sharply recovered following steep widening in early 2016. The decision to maintain a significant allocation to CLOs following early 2016 price volatility was a benefit to Fund performance.

Last, the CMBS allocation was a positive contributor for the 12-month period but lagged other structured product asset classes amid headwinds, including negative implications of e-commerce for the bricks-and-mortar retail sector and the upcoming maturity of approximately $228 billion of 2007 CMBS originations. Despite the positive performance in the period, CMBS did underperform relative to the NA RMBS and CLO exposure in the Fund, yet may foreshadow excess opportunities for the period ahead.

3.	What is your outlook heading into 2017, and how is the Fund positioned?

We believe the Federal Open Market Committee (FOMC) may prove to be more hawkish than expected in 2017, marking the first time in the post-crisis period the FOMC will have been less dovish than market participants. Higher headline inflation data should begin to pressure longer duration assets as the reset of higher year-over-year crude prices flow through. Market participants could begin to price in more than the two FOMC hikes currently anticipated in 2017 if the growth and inflation data begin to surprise to the upside. We expect this will lead to a higher, yet slightly flatter, risk-free curve in the U.S.

With this rate view in mind, three overarching themes will drive portfolio positioning for the Fund in early 2017:

1.	Minimize interest rate sensitivity with a bias toward floating rate credit assets
2.	Overweight structured credit relative to traditional U.S. fixed income
3.	Target less-levered sectors with positive credit fundamentals

Therefore, the Fund remains overweight non-agency mortgage credit through both legacy floating rate NA RMBS and investment grade CMBS. Legacy NA RMBS remain attractive due to their floating rate coupons, deeply discounted dollar prices and appreciating collateral. Targeted opportunities also currently exist in non-agency commercial mortgage-backed securities and CLOs due to their recent underperformance relative to corporate credit.

Past performance is not a guarantee of future results.

Investments in debt securities typically decreases when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as illiquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Angel Oak Flexible Income Fund

1.	How did the Fund perform during the period?

For the 12-month period ended January 31, 2017, the Fund’s Institutional Shares (ANFIX) returned 3.69%, while the A Shares (ANFLX) and C Shares (AFLCX) returned 3.47% and 2.73%, respectively. During the same period, the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 1.45%.

2.	What were the main contributors to and detractors from the Fund’s performance during the period?

Credit strategies, senior and subordinated debt of depository institutions, and collateralized loan obligations (CLOs) benefited Fund performance relative to the benchmark during the 12-month reporting period. Duration positioning short of the index was also a positive contributor to relative performance for the period.

Within corporates, bank credit spreads continued to tighten over the 12-month reporting period, more than offsetting the increase in Treasury rates. The corporate allocation was the best contributor for the period. Based on Q4 earnings releases, bank fundamentals continue to improve. Loan growth continues at a moderate pace, and earnings have improved, driven by expense control, low credit charges, and improving net interest margins.

CLOs were a significant positive contributor to performance for the period as prices sharply recovered following steep widening in early 2016. The decision to maintain a significant allocation to CLOs following early 2016 price volatility was a benefit to Fund performance.

3.	What is your outlook heading into 2017, and how is the Fund positioned?

We believe the Federal Open Market Committee (FOMC) may prove to be more hawkish than expected in 2017, marking the first time in the post-crisis period the FOMC will have been less dovish than market participants. Higher headline inflation data should begin to pressure longer duration assets as the reset of higher year-over-year crude prices flow through. Market participants could begin to price in more than the two FOMC hikes currently anticipated in 2017 if the growth and inflation data begin to surprise to the upside. We expect this will lead to a higher, yet slightly flatter, risk-free curve in the U.S.

The Fund’s target allocation to corporate credit has increased to approximately 60% as the regional and community bank debt spreads have lagged generic high-yield and investment-grade corporate spread tightening in 2017. The increase in interest rates and overall steepening of the U.S. yield curve should improve banks’ investment portfolio book yields and net interest margins. The potential for deregulation should also increase efficiencies for the banking industry and improve expected profitability in the future, thus raising expected debt service coverage ratios and leading to lower credit risk premiums. The Fund continues to favor this sector for the attractive spreads of high-quality names amid improving bank fundamentals and mergers and acquisitions activity.

The Fund also continues to favor earlier vintage BBB-rated 2.0 CLOs with short reinvestment periods, as we believe deal deleveraging should lead to stable performance. On a relative basis, CLO spreads look attractive as there is room for further improvement given post-crisis tights that were set in the early part of 2015. Spread duration has decreased in the Fund given the recent outperformance of CLOs versus community bank corporate credit. Furthermore, 3-month LIBOR currently sits at approximately 1%, and the potential for further Fed hikes in 2017 could continue to generate demand for floating rate assets. As a result, we seek for positive relative outperformance compared with investment grade U.S. corporate industrial bonds, as corporate credit has experienced significant spread tightening and has limited ability to absorb further rate increases via the FOMC.

Past performance is not a guarantee of future results.

The Fund can make short sales of securities, which involves the risk that losses in securities may exceed the original amount invested. The Fund may use leverage, which may exaggerate the effect of any increase or decrease in the value of securities in the Fund’s portfolio on the Fund’s Net Asset Value and therefore may increase the volatility of the Fund. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are increased for emerging markets. Investments in fixed income instruments typically decrease in value when interest rates rise. Derivatives involve risks different from and, in certain cases, greater than the risks presented by more traditional investments. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of, such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund is non-diversified, so it may be more susceptible to being adversely affected by a single corporate, economic, political or regulatory occurrence than a diversified fund. The Fund will incur higher and duplicative costs when it invests in mutual funds, ETFs and other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. For more information on these risks and other risks of the Fund, please see the Prospectus.

Angel Oak High Yield Opportunities Fund

1.	How did the Fund perform during the period?

For the 12-month period ended January 31, 2017, the Fund’s Institutional Shares (ANHIX) returned 20.77% while the A Shares (ANHAX) returned 20.53%. During the same period, the Fund’s benchmark, the BofA Merrill Lynch High Yield Index, returned 20.98%.

2.	What were the main contributors to and detractors from the Fund’s performance during the period?

The Fund’s (ANHIX) 20.77% return for the 12-month period ended January 31, 2017 was strong despite being 45 basis points (bps) less than the benchmark. The Fund’s strong performance was driven by a combination of both sector selection and issuer selection. As the year progressed, our view strengthened with regard to the domestic economy relative to the global economy and, therefore, we began to position the portfolio toward sectors and issuers that would benefit from a pickup in growth in the U.S., as well as avoiding companies dependent on exports. With that in mind, we found investment opportunities in the basic industry sector, the capital goods sector, and the financial services sector, which are actually now among our largest overweights in the portfolio.

During the period, the portfolio benefited from a significant underweight to the healthcare sector, which was among the top-performing sectors from an attribution perspective relative to the benchmark. Valuations appeared rich from a risk/reward standpoint, especially as some companies had an increased propensity to buy back stock rather than strengthen their balance sheets. Additionally, following the presidential election, the healthcare sector in general sold off, reflecting increased uncertainty due to the likely repeal of the Affordable Care Act.

Automotive was another sector that was a significant positive contributor to performance for the year. The positive attribution reflects the ongoing strength of automotive demand as well as investment selection. Portfolio investments in specific companies benefited as they were able to capitalize on the strong demand for cars and implement operational improvements that resulted in improved margins and cash flow and a stronger credit profile. Additionally, the portfolio benefited from the consolidation activity taking place among automotive parts suppliers.

Energy and basic materials were among the largest detractors from performance during the period on an attribution basis. These two sectors were among the best-performing sectors in the index, with energy and metals and mining company valuations rebounding following the exceptionally weak performance the prior year, when China’s economic strength was being challenged, fears of a recession were rising in the U.S. and commodity prices were hitting recent lows. Portfolio performance benefited on the way down as we avoided the weakest companies and did not speculate on their potential recovery during the period, resulting in negative attribution as valuations recovered from distressed levels.

3.	What is your outlook heading into 2017, and how is the Fund positioned?

Our positive outlook for the high-yield market in 2017 is supported by the technicals as well as the fundamentals. From a technical perspective, high-yield attracted over $11 billion of inflows in 2016. This follows three years of outflows cumulatively totaling more than $45 billion. We expect the demand for yield and income to remain strong, and high-yield corporates with the potential to improve their credit profiles and valuations as the economy accelerates, potentially mitigating the negative impact of rising interest rates, should continue to be an attractive option in this environment.

The fundamental indicators we follow suggest that the economy will continue to expand, which should be beneficial to high-yield issuers in terms of revenue growth, margins, cash flow and credit profile improvement, which should translate into improving credit spread valuations. One of the fundamental indicators we look at is industrial production, which has turned positive on a year-over-year basis. Early in 2016, it was negative, and this was one of the rare instances when negative industrial production didn’t translate into a recession. Bank lending continues to be strong, increasing at a high-single-digits rate year-over-year. Bank lending standards, which are measured quarterly by the Federal Reserve for commercial and industrial loans, after tightening somewhat, have eased recently.

We think the high-yield market looks attractive when you put it in the context of other risk assets as of January 31, 2017. High-yield, as represented by the BofA Merrill Lynch US High Yield Index, at 400 bps, is still trading wide of its post-crisis tights of 335 bps, and it still yields approximately 6%. At the same time, investment grade corporate, as represented by the BofA Merrill Lynch US Corporate Index, is at 128 bps, only 42 bps off their post-crisis tights, and yield only 3.38%. Relative to investment grade, high-yield still offers significant credit spread tightening potential and yields almost twice as much. This credit spread and yield advantage provides the basis for high-yield to provide an opportunity for outperformance of investment grade if the economy continues to improve, leading to rising interest rates. Additionally, equity valuations are at some of their highest levels since the early 2000s, using price-to-earnings as a proxy, and are looking very stretched. Within that context, high-yield not only looks attractive from an absolute return basis, but also from a risk/reward perspective compared to U.S. stocks and more interest rate sensitive fixed income.

In the context of an expected acceleration of economic growth and considering current valuations, we are focused on the balance of risk and reward and our goal of long-term, superior risk-adjusted returns. As such, we will opportunistically reduce the risk profile at the margin while also focusing on sectors that we believe should directly benefit from the new administration’s policies, such as housing, basic materials, and financial services.

Past performance is not a guarantee of future results.

Investments in debt securities typically decreases when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as illiquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Bank of America Merrill Lynch U.S. High Yield Index: Tracks the performance of below investment grade, but not in default, U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody’s and S&P.

Bank of America Merrill Lynch U.S. Corporate Index: Tracks the performance of the U.S. dollar denominated investment grade corporate debt publicly issued I the U.S. domestic market. Qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million.

Basis Points (bps): A basis point refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as follows: 1% change = 100 basis points, and 0.01% = 1 basis point.

Bloomberg Barclays U.S. Aggregate Bond Index: The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).

Duration: Duration is a measure of the sensitivity of the price – the value of principal – of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Bond prices are said to have an inverse relationship with interest rates. Therefore, rising interest rates indicate bond prices are likely to fall, while declining interest rates indicate bond prices are likely to rise.

LIBOR: LIBOR or ICE LIBOR (previously BBA LIBOR) is a benchmark rate that some of the world’s leading banks charge each other for short-term loans. It stands for IntercontinentalExchange London Interbank Offered Rate and serves as the first step to calculating interest rates on various loans throughout the world. LIBOR is administered by the ICE Benchmark Administration (IBA), and is based on five currencies: U.S. dollar (USD), Euro (EUR), pound sterling (GBP), Japanese yen (JPY) and Swiss franc (CHF), and serves seven different maturities: overnight, one week, and 1, 2, 3, 6 and 12 months. There are a total of 35 different LIBOR rates each business day. The most commonly quoted rate is the three-month U.S. dollar rate.

Price Earnings Ratio: The price-earnings ratio is the ratio for valuing a company that measures its current share price relative to its per-share earnings.

S&P 500 Total Return Index: S&P 500 Total Return Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index was developed with a base level of 10 for the 1941-43 base period.

Spread: The difference in yield between a U.S. Treasury bond and a debt security with the same maturity but of lesser quality.

An investment cannot be made directly to an index.

Investment Results – (Unaudited)

Angel Oak Multi-Strategy Income Fund

Total Return Based on a $1,000,000 Investment

The Fund is the successor to the investment performance of the Angel Oak Multi-Strategy Income Fund (the “Predecessor Multi-Strategy Income Fund”) as a result of the reorganization of the Predecessor Multi-Strategy Income Fund into the Fund on April 10, 2015. Accordingly, the performance information shown in the chart above and table below for periods prior to April 10, 2015 is that of the Predecessor Multi-Strategy Income Fund. The Predecessor Multi-Strategy Income Fund was also advised by the Adviser and had the same investment objective, policies, and strategies as the Fund.

The chart above assumes an initial investment of $1,000,000 made on August 16, 2012 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Total Returns(1)

(For the year ended January 31, 2017)

	Average Annual Returns
	One Year	Three Year	Five Year	Since Inception(2)
Angel Oak Multi-Strategy Income Fund, Institutional Class	6.96%	3.78%	N/A	5.15%
Angel Oak Multi-Strategy Income Fund, Class A without load	6.64%	3.53%	7.09%	7.95%
Angel Oak Multi-Strategy Income Fund, Class A with load	4.24%	2.75%	6.59%	7.51%
Angel Oak Multi-Strategy Income Fund, Class C without load	5.87%	N/A	N/A	1.66%
Angel Oak Multi-Strategy Income Fund, Class C with load	4.88%	N/A	N/A	1.66%
Bloomberg Barclays U.S. Aggregate Bond Index(3)	1.45%	2.59%	N/A	1.95	%(4)

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for Class A Shares, with load, include the maximum 2.25% sales charge. Total returns for Class C Shares, with load, include the maximum 1.00% deferred sales charge.

(2) Inception date is August 16, 2012 for Institutional Class Shares, June 28, 2011 for Class A Shares, and August 4, 2015 for Class C Shares.

(3) The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment-grade, fixed-rate bond market, including government and credit securities, agency pass-through securities, asset-backed securities and commercial mortgage-backed securities. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investments vehicles that attempt to track the performance of a benchmark index.

(4) The return shown for the Bloomberg Barclays U.S. Aggregate Bond Index is from the inception date of the Institutional Class Shares. The Bloomberg Barclays U.S. Aggregate Bond Index return from the inception date of Class A Shares is 2.88% and 1.92% for Class C Shares, respectively.

Investment Results – (Unaudited) (continued)

Angel Oak Flexible Income Fund

Total Return Based on a $1,000,000 Investment

The chart above assumes an initial investment of $1,000,000 made on November 3, 2014 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Total Returns(1)

(For the year ended January 31, 2017)

	Average Annual Returns
	One Year	Since Inception(2)
Angel Oak Flexible Income Fund, Institutional Class	3.69%	2.03%
Angel Oak Flexible Income Fund, Class A without load	3.47%	1.80%
Angel Oak Flexible Income Fund, Class A with load	1.14%	0.77%
Angel Oak Flexible Income Fund, Class C without load	2.73%	-1.59%
Angel Oak Flexible Income Fund, Class C with load	1.75%	-1.59%
Bloomberg Barclays U.S. Aggregate Bond Index(3)	1.45%	1.90	%(4)

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for Class A Shares, with load, include the maximum 2.25% sales charge. Total returns for Class C Shares, with load, include the maximum 1.00% deferred sales charge.

(2) Inception date is November 3, 2014 for Institutional Class and Class A Shares and August 4, 2015 for Class C Shares.

(3) The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment-grade, fixed-rate bond market, including government and credit securities, agency pass-through securities, asset-backed securities and commercial mortgage-backed securities. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investments vehicles that attempt to track the performance of a benchmark index.

(4) The return shown for the Bloomberg Barclays U.S. Aggregate Bond Index is from the inception date of the Institutional Class and Class A Shares. The Bloomberg Barclays U.S. Aggregate Bond Index return from the inception date of the Class C Shares is 1.92%.

Investment Results – (Unaudited) (continued)

Angel Oak High Yield Opportunities Fund

Total Return Based on a $1,000,000 Investment

The Fund is the successor to the investment performance of the Rainier High Yield Fund (the “Predecessor High Yield Fund”) as a result of the reorganization of the Predecessor High Yield Fund into the Fund on April 15, 2016. Accordingly, the performance information shown in the chart above and table below for periods prior to April 15, 2016 is that of the Predecessor High Yield Fund’s Institutional Shares and Original Shares for the Fund’s Institutional Class and Class A shares, respectively. The Predecessor High Yield Fund was managed by the same portfolio managers as the Fund and had substantially the same investment objectives, policies, and strategies as the Fund.

The chart above assumes an initial investment of $1,000,000 made on March 31, 2009 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Total Returns(1)

(For the period ended January 31, 2017)

	Average Annual Returns
	One Year	Three Year	Five Year	Since Inception(2)
Angel Oak High Yield Opportunities Fund, Institutional Class	20.77%	5.69%	6.93%	10.31%
Angel Oak High Yield Opportunities Fund, Class A without load	20.53%	5.47%	N/A	6.25%
Angel Oak High Yield Opportunities Fund, Class A with load	17.84%	4.67%	N/A	5.72%
Bank of America Merrill Lynch U.S. High Yield Index(3)	20.98%	4.93%	7.03%	13.00	%(4)

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for Class A Shares, with load, include the maximum 2.25% sales charge.

(2) Institutional Class Shares commenced operations on March 31, 2009 and Class A Shares commenced operations on July 31, 2012.

(3) The Bank of America Merrill Lynch U.S. High Yield Index tracks the performance of below investment grade, but not in default, U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody’s and S&P. The index return does not reflect expenses, which have been deducted from the Fund’s return. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investments vehicles that attempt to track the performance of a benchmark index.

(4) The return shown for the Bank of America Merrill Lynch U.S. High Yield Index is from the inception date of the Institutional Class Shares.The Bank of America Merrill Lynch U.S. High Yield Index return from the inception date of Class A Shares is 6.43%.

Portfolio Holdings – (Unaudited)

The investment objective of Angel Oak Multi-Strategy Income Fund is current income.

The investment objective of Angel Oak Flexible Income Fund is to seek current income with a secondary objective of total return.

The investment objective of Angel Oak High Yield Opportunities Fund is to earn a high level of current income with a secondary objective of capital appreciation.

* As a percentage of total investments.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other expenses of the Funds. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period, and held for the entire period from August 1, 2016 to January 31, 2017.

Actual Expenses

The first lines of the tables below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the numbers in the first lines under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the tables below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables below are useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactoinal costs were included, your costs would have been higher.

Angel Oak Multi-Strategy Income Fund		Beginning Account Value, August 1, 2016	Ending Account Value, January 31, 2017	Expenses Paid During Period(1)	Annualized Expense Ratio
Class A	Actual	$1,000.00	$1,041.90	$6.93	1.35%
	Hypothetical(2)	$1,000.00	$1,018.35	$6.85	1.35%
Class C	Actual	$1,000.00	$1,038.20	$10.76	2.10%
	Hypothetical(2)	$1,000.00	$1,014.58	$10.63	2.10%
Institutional Class	Actual	$1,000.00	$1,043.70	$5.65	1.10%
	Hypothetical(2)	$1,000.00	$1,019.61	$5.58	1.10%

Angel Oak Flexible Income Fund		Beginning Account Value, August 1, 2016	Ending Account Value, January 31, 2017	Expenses Paid During Period(1)	Annualized Expense Ratio
Class A	Actual	$1,000.00	$1,033.30	$5.37	1.05%
	Hypothetical(2)	$1,000.00	$1,019.86	$5.33	1.05%
Class C	Actual	$1,000.00	$1,029.90	$9.08	1.78%
	Hypothetical(2)	$1,000.00	$1,016.19	$9.02	1.78%
Institutional Class	Actual	$1,000.00	$1,034.10	$4.09	0.80%
	Hypothetical(2)	$1,000.00	$1,021.11	$4.06	0.80%

(1) Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The annualized expense ratios reflects fee waiver and expense limitation arrangements, including interest expense, in effect during the period. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

(2) Hypothetical assumes 5% annual return before expenses.

Angel Oak High Yield Opportunities Fund		Beginning Account Value, August 1, 2016	Ending Account Value, January 31, 2017	Expenses Paid During Period(1)	Annualized Expense Ratio
Class A	Actual	$1,000.00	$1,072.60	$4.70	0.90%
	Hypothetical(2)	$1,000.00	$1,020.67	$4.58	0.90%
Institutional Class	Actual	$1,000.00	$1,074.00	$3.40	0.65%
	Hypothetical(2)	$1,000.00	$1,021.93	$3.31	0.65%

(1) Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios reflects fee waiver and expense limitation arrangements, including interest expense, in effect during the period. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

(2) Hypothetical assumes 5% annual return before expenses.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments

January 31, 2017

	Principal Amount	Value
Asset-Backed Securities – 13.19%
ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE2, Class A2C, 0.931%, 5/25/2036 (a)	$2,099,909	$2,055,983
Ally Auto Receivables Trust, Series 2017-1, Class A1, 0.830%, 2/15/2018	5,000,000	5,006,250
Ally Auto Receivables Trust, Series 2014-SN2, Class A4, 1.210%, 2/20/2019	2,732,198	2,739,230
Ally Auto Receivables Trust, Series 2014-3, Class A3, 1.280%, 6/17/2019	1,400,617	1,402,404
Ally Auto Receivables Trust, Series 2017-1, Class A3, 1.700%, 6/15/2021	5,000,000	5,006,250
American Express Credit Account Master Trust, Series 2015-1, Class A, 1.058%, 1/15/2020 (a)	9,500,000	9,515,704
American Express Credit Account Master Trust, Series 2008-2, Class A, 1.798%, 9/15/2020 (a)	6,550,000	6,630,585
AmeriCredit Automobile Receivables Trust, Series 2013-2, Class D, 2.420%, 5/8/2019	10,000,000	10,056,410
AMSR Trust, Series 2016-SFR1, Class A, 2.168%, 11/17/2033 (a)(b)	7,000,000	7,074,543
Barclays Dryrock Issuance Trust, Series 2014-2, Class A, 1.108%, 3/16/2020 (a)	10,826,000	10,856,107
Bear Stearns Asset Backed Securities Trust, Series 2007-SD3, Class A, 1.021%, 5/25/2037 (a)	80,570	70,877
BMW Vehicle Lease Trust, Series 2015-1, Class A4, 1.340%, 6/20/2018	500,000	500,768
BMW Vehicle Lease Trust, Series 2015-2, Class A4, 1.550%, 2/20/2019	11,340,000	11,351,683
BMW Vehicle Lease Trust, Series 2016-2, Class A3, 1.430%, 9/20/2019	10,000,000	9,996,310
Business Loan Express Business Loan Trust, Series 2007-AA, Class A, 1.177%, 10/20/2040 (a)(b)	7,513,700	6,085,563
Cajun Global LLC, Series 2011-1A, Class A2, 5.955%, 2/20/2041 (b)	6,168,409	6,174,466
Capital One Multi-Asset Execution Trust, Series 2015-A1, Class A1, 1.390%, 1/15/2021	5,000,000	5,002,900
CarMax Auto Owner Trust, Series 2017-1, Class A1, 0.950%, 2/15/2018 (a)	9,000,000	8,998,335
CarMax Auto Owner Trust, Series 2015-3, Class A2B, 1.154%, 11/15/2018 (a)	939,823	941,623
CarMax Auto Owner Trust, Series 2016-1, Class A2B, 1.234%, 4/15/2019 (a)	9,540,090	9,566,821
CarMax Auto Owner Trust, Series 2015-1, Class A3, 1.380%, 11/15/2019	3,797,023	3,797,073
CarMax Auto Owner Trust, Series 2017-1, Class A3, 1.980%, 11/15/2021	10,000,000	9,974,070
Carrington Mortgage Loan Trust, Series 2006-NC5, Class A5, 0.831%, 1/25/2037 (a)	4,773,100	3,941,602
Carrington Mortgage Loan Trust, Series 2006-NC5, Class A2, 0.866%, 1/25/2037 (a)	3,307,349	2,794,372
Chase Issuance Trust, Series 2015-A2, Class A2, 1.590%, 2/18/2020	8,673,000	8,701,352
Chase Issuance Trust, Series 2015-A7, Class A7, 1.620%, 7/15/2020	10,000,000	10,026,870
Chase Issuance Trust, Series 2017-A1, Class A, 1.080%, 1/18/2022 (a)	17,500,000	17,505,145
Citibank Credit Card Issuance Trust, Series 2016-A3, Class A3, 1.170%, 12/7/2023 (a)	10,000,000	10,060,260
Colony American Homes, Series 2015-1A, Class A, 1.968%, 7/17/2032 (a)(b)	4,973,060	4,990,366
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB4, Class AV3, 0.906%, 5/25/2036 (a)	19,934,909	15,624,942
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF1B, 3.871%, 1/25/2037 (a)	7,587,276	4,002,372
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF4, 3.871%, 1/25/2037 (a)	2,001,794	1,052,203
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF3, 3.871%, 1/25/2037 (a)	10,008,969	5,281,242
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF2, 3.871%, 1/25/2037 (a)	14,737,206	7,775,512
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF6, 3.871%, 1/25/2037 (a)	12,015,632	6,327,011
Dell Equipment Finance Trust, Series 2015-1, Class A3, 1.300%, 3/23/2020 (b)	7,970,758	7,971,855
Discover Card Execution Note Trust, Series 2016-A1, Class A1, 1.640%, 7/15/2021	3,650,000	3,654,263
Discover Card Execution Note Trust, Series 2017-A1, Class A1, 1.252%, 7/15/2024 (a)	5,750,000	5,785,972
Drive Auto Receivables Trust, Series 2017-AA, Class A1, 0.970%, 2/15/2018 (b)	8,000,000	8,020,000
Drive Auto Receivables Trust, Series 2016-CA, Class A2, 1.410%, 1/15/2019 (b)	5,500,000	5,508,657
Drive Auto Receivables Trust, Series 2016-CA, Class A3, 1.670%, 11/15/2019 (b)	4,000,000	3,994,112
Enterprise Fleet Financing LLC, Series 2017-1, Class A2, 2.130%, 7/20/2022 (b)	1,500,000	1,504,023

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2017

	Principal Amount	Value
Asset-Backed Securities – (continued)
Exeter Automobile Receivables Trust, Series 2015-2A, Class A, 1.540%, 11/15/2019 (b)	$3,091,640	$3,099,307
Fieldstone Mortgage Investment Trust, Series 2007-1, Class 2A3, 1.096%, 4/25/2047 (a)	13,591,183	9,990,933
Fifth Third Auto Trust, Series 2015-1, Class A3, 1.420%, 3/16/2020	6,982,000	7,000,055
Flagship Credit Auto Trust, Series 2017-1, Class A, 1.930%, 12/15/2021 (b)	5,000,000	5,014,855
Ford Credit Auto Lease Trust, Series 2015-A, Class A3, 1.130%, 6/15/2018	6,401,030	6,408,493
Ford Credit Auto Owner Trust, Series 2017-A, Class A1, 0.840%, 2/15/2018	9,000,000	9,005,724
Ford Credit Auto Owner Trust, Series 2017-A, Class A4, 1.920%, 4/15/2022	5,000,000	5,007,815
GM Financial Automobile Leasing Trust, Series 2015-3, Class A4, 1.810%, 11/20/2019	5,210,000	5,235,831
GSAA Home Equity Trust, Series 2005-14, Class 2A2, 1.006%, 12/25/2035 (a)	1,290,530	991,069
GSAA Home Equity Trust, Series 2005-14, Class 2A3, 1.106%, 12/25/2035 (a)	553,490	499,295
GSAA Home Equity Trust, Series 2006-1, Class A1, 0.846%, 1/25/2036 (a)	1,681,924	984,069
GSAA Home Equity Trust, Series 2005-15, Class 2A2, 1.021%, 1/25/2036 (a)	4,198,805	2,820,023
GSAA Home Equity Trust, Series 2006-10, Class AF2, 5.825%, 6/25/2036 (a)	3,609,630	1,982,405
GSAA Home Equity Trust, Series 2007-1, Class 1A2, 0.941%, 2/25/2037 (a)	3,065,150	1,681,063
GSAA Home Equity Trust, Series 2007-2, Class AF4A, 5.983%, 3/25/2037 (a)	2,979,236	1,541,671
GSAA Home Equity Trust, Series 2006-20, Class 1A2, 0.951%, 12/25/2046 (a)	18,080,971	9,984,077
GSAA Home Equity Trust, Series 2007-5, Class 1F4A, 6.032%, 3/25/2047 (a)	7,631,263	5,104,354
HOA Funding LLC, Series 2014-1A, Class A2, 4.846%, 8/20/2044 (b)	9,550,000	8,722,111
HOA Funding LLC, Series 2015-1A, Class B, 9.000%, 8/20/2044 (b)	1,000,000	962,980
Huntington Auto Trust, Series 2016-1, Class A1, 0.850%, 12/15/2017	10,292,932	10,313,610
Huntington Auto Trust, Series 2016-1, Class A2, 1.290%, 5/15/2019	5,500,000	5,504,010
Hyundai Auto Lease Securitization Trust, Series 2017-A, Class A1, 0.820%, 1/16/2018 (b)	4,500,000	4,505,625
Hyundai Auto Lease Securitization Trust, Series 2017-A, Class A2A, 1.560%, 7/15/2019 (b)	5,000,000	5,006,380
Hyundai Auto Lease Securitization Trust, Series 2016-C, Class A3, 1.490%, 2/18/2020 (b)	5,000,000	4,992,390
Hyundai Auto Lease Securitization Trust, Series 2017-A, Class A4, 2.130%, 4/15/2021 (b)	8,000,000	8,024,360
Hyundai Auto Receivables Trust, Series 2015-B, Class A3, 1.120%, 11/15/2019	3,972,661	3,968,410
JGWPT XXVII LLC, Series 2012-3A, Class B, 6.170%, 9/15/2067 (b)	986,788	1,153,650
JGWPT XXXII LLC, Series 2014-2A, Class A, 3.610%, 1/17/2073 (b)	5,306,895	5,175,948
JGWPT XXXIII LLC, Series 2014-3A, Class A, 3.500%, 6/15/2077 (b)	8,938,773	8,641,281
Lehman XS Trust, Series 2007-9, Class WFIO, 0.550%, 4/25/2037 (a)(c)	48,604,339	840,952
MASTR Asset Backed Securities Trust, Series 2005-NC2, Class A3, 1.256%, 11/25/2035 (a)	24,683,823	16,916,120
Mercedes-Benz Auto Receivables Trust, Series 2014-1, Class A4, 1.310%, 11/16/2020	3,560,000	3,568,355
Morgan Stanley Mortgage Loan Trust, Series 2007-1XS, Class 2A2, 5.826%, 9/25/2046 (a)	16,437,282	9,415,242
Morgan Stanley Mortgage Loan Trust, Series 2007-1XS, Class 2A6, 5.858%, 9/25/2046 (a)	6,339,671	3,693,721
Morgan Stanley Mortgage Loan Trust, Series 2007-1XS, Class 2A3, 5.919%, 9/25/2046 (a)	15,768,489	8,672,858
Morgan Stanley Mortgage Loan Trust, Series 2007-3XS, Class 2A3S, 5.858%, 1/25/2047 (a)	2,380,529	1,487,071
Morgan Stanley Mortgage Loan Trust, Series 2007-3XS, Class 2A4S, 5.963%, 1/25/2047 (a)	9,603,239	7,018,479
Morgan Stanley Mortgage Loan Trust, Series 2007-10XS, Class A2, 6.250%, 7/25/2047 (a)	2,281,575	1,661,856
Nissan Auto Lease Trust, Series 2016-A, Class A4, 1.650%, 10/15/2021	9,750,000	9,768,535
Nissan Auto Receivables Owner Trust, Series 2013-C, Class A3, 0.670%, 8/15/2018	107,590	107,623
Option One Mortgage Loan Trust, Series 2007-3, Class 2A3, 0.996%, 4/25/2037 (a)	3,826,161	2,417,965
Ownit Mortgage Loan Trust, Series 2006-1, Class AF2, 3.563%, 10/25/2035 (a)	12,222,569	7,907,147
Pretium Mortgage Credit Partners LLC, Series 2016-NPL3, Class A1, 4.375%, 5/27/2031 (b)	7,013,940	7,065,983
Progress Residential Trust, Series 2016-SFR1, Class A, 2.268%, 9/17/2033 (a)(b)	5,926,077	5,987,548
Residential Asset Mortgage Products, Inc. Trust, Series 2007-RS2, Class A2, 1.036%, 5/25/2037 (a)	6,552,625	6,208,291
SolarCity LMC II LLC, Series 2014-1, Class A, 4.590%, 4/20/2044 (b)	1,939,080	1,934,453
Soundview Home Loan Trust, Series 2007-OPT1, Class X, 0.049%, 6/25/2037 (a)(c)	563,841,424	1,800,910
Stone Street Receivables Funding, LLC, Series 2015-1A, Class C, 5.600%, 12/15/2054 (b)	1,227,000	1,110,786

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2017

	Principal Amount	Value
Asset-Backed Securities – (continued)
STORE Master Funding, LLC, Series 2012-1A, Class A, 5.770%, 8/20/2042 (b)	$6,120,998	$6,449,702
Toyota Auto Receivables Owner Trust, Series 2014-A, Class A4, 1.180%, 6/17/2019	1,200,000	1,202,580
VOLT L LLC, Series 2016-NPL10, Class A1, 3.500%, 9/25/2046 (b)	10,389,513	10,464,266
VOLT LII LLC, Series 2016-NPL12, Class A1, 3.625%, 11/26/2046 (b)	9,767,534	9,790,791
VOLT LIII LLC, Series 2016-NP13, Class A1, 3.875%, 12/26/2046 (a)(b)	9,931,857	10,033,331
VOLT XLIV LLC, Series 2016-NPL4, Class A1, 4.250%, 4/25/2046 (b)	4,013,108	4,072,916
VOLT XLV LLC, Series 2016-NPL5, Class A1, 4.000%, 5/25/2046 (b)	2,500,634	2,529,083
VOLT XLVII LLC, Series 2016-NPL7, Class A1, 3.750%, 6/25/2046 (a)(b)	8,256,413	8,319,682
VOLT XLVIII LLC, Series 2016-NPL8, Class A1, 3.500%, 7/25/2046 (a)(b)	13,058,298	13,143,229
VOLT XXII LLC, Series 2015-NPL4, Class A1, 3.500%, 2/25/2055 (b)	192,127	192,487
VOLT XXV LLC, Series 2015-NPL8, Class A1, 3.500%, 6/26/2045 (a)(b)	7,473,325	7,487,322
VOLT XXXI LLC, Series 2015-NPL2, Class A1, 3.375%, 2/25/2055 (b)	323,003	323,772
VOLT XXXIII LLC, Series 2015-NPL5, Class A1, 3.500%, 3/25/2055 (a)(b)	955,774	957,571
VOLT XXXIV LLC, Series 2015-NPL7, Class A1, 3.250%, 2/25/2055 (a)(b)	2,147,222	2,149,861
VOLT XXXIX LLC, Series 2015-NPL13, Class A1, 4.125%, 10/25/2045 (b)	784,729	789,860
VOLT XXXV LLC, Series 2016-NPL9, Class A1, 3.500%, 9/25/2046 (b)	9,504,814	9,485,675

TOTAL ASSET-BACKED SECURITIES – (Cost $611,653,504)		595,623,903

Collateralized Debt Obligations – 0.45%
Financial Institution Note Securitization Ltd., Series 2015-1A, Class A, 5.000%, 7/30/2026 (b)(j)	3,000,000	3,000,000
Financial Institution Note Securitization Ltd., Series 2015-1A, Class C, 7.000%, 7/30/2026 (b)(j)	6,275,000	6,306,375
Financial Institution Note Securitization Ltd., Series 2015-1, 11.660%, 7/30/2026 (Acquired 10/20/2015, Cost $11,231,000) (a)(b)(d)(j)	11,231,000	11,174,845

TOTAL COLLATERALIZED DEBT OBLIGATIONS – (Cost $20,506,000)		20,481,220

Collateralized Loan Obligations – 9.70%
ACAS CLO Ltd., Series 2012-1A, Class DR, 5.247%, 9/20/2023 (a)(b)	3,000,000	3,003,132
ALM XVI Ltd., Series 2015-16A, Class D, 6.373%, 7/15/2027 (a)(b)	1,250,000	1,237,560
Apidos CLO X, Series 2012-10A, Class E, 7.289%, 10/30/2022 (a)(b)	4,000,000	4,000,228
Apidos CLO XI, Series 2012-11A, Class DR, 4.934%, 10/17/2028 (a)(b)	3,950,000	3,887,124
Apidos CLO XIV, Series 2013-14A, Class E, 5.423%, 4/15/2025 (a)(b)	3,000,000	2,869,449
Ares XLI CLO Ltd., Series 2016-41A, Class D, 5.089%, 1/15/2029 (a)(b)	3,000,000	2,999,808
Ares XXVII CLO Ltd., Series 2013-2A, Class E, 5.889%, 7/28/2025 (a)(b)	5,500,000	5,388,834
Ares XXXIII CLO Ltd., Series 2015-1A, Class CR, 5.163%, 12/5/2025 (a)(b)	8,000,000	8,094,608
Arrowpoint CLO Ltd., Series 2014-3A, Class D, 6.123%, 10/15/2026 (a)(b)(e)	11,000,000	11,028,809
BlueMountain CLO Ltd., Series 2012-2A, Class DR, 5.034%, 11/20/2028 (a)(b)	10,000,000	10,200,000
Bristol Park CLO Ltd., Series 2016-1A, Class D, 4.984%, 4/15/2029 (a)(b)	8,000,000	7,999,376
Carlyle Global Market Strategies CLO Ltd., Series 2013-2A, Class E, 6.024%, 4/18/2025 (a)(b)	4,750,000	4,757,310
Carlyle Global Market Strategies CLO Ltd., Series 2016-3A, Class D, 7.788%, 10/20/2029 (a)(b)	500,000	500,000
Catamaran CLO Ltd., Series 2012-1A, Class D, 5.357%, 12/20/2023 (a)(b)	13,750,000	13,767,820
Cathedral Lake CLO Ltd., Series 2015-3A, Class D, 6.382%, 1/15/2026 (a)(b)	5,000,000	5,018,185
CIFC Funding Ltd., Series 2012-2A, Class B3L, 7.942%, 12/5/2024 (a)(b)	2,000,000	1,911,330
CIFC Funding Ltd., Series 2012-3A, Class B2L, 6.887%, 1/29/2025 (a)(b)(e)	9,750,000	9,759,028
CIFC Funding Ltd., Series 2012-3A, Class B3L, 7.787%, 1/29/2025 (a)(b)	1,000,000	952,284
Crown Point CLO Ltd., Series 2012-1A, Class B1L, 5.911%, 11/21/2022 (a)(b)(e)	5,000,000	5,003,275
Crown Point CLO Ltd., Series 2012-1A, Class B2L, 7.411%, 11/21/2022 (Acquired 01/28/2014 through 12/17/2015, Cost $5,194,369) (a)(b)(d)	5,250,000	5,259,072

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2017

	Principal Amount	Value
Collateralized Loan Obligations – (continued)
Doral CLO I Ltd., Series 2012-3A, Class C, 5.493%, 12/19/2022 (a)(b)(e)	$13,000,000	$13,016,835
Dryden XXXVI Senior Loan Fund, Series 2014-36A, Class DR, 5.287%, 1/15/2028 (a)(b)	3,000,000	3,028,893
Fortress Credit BSL II Ltd., Series 2013-2A, Class D, 4.875%, 10/19/2025 (a)(b)	7,750,000	7,830,274
Fortress Credit Opportunities VII CLO Ltd., Series 2016-7A, Class D, 6.564%, 12/15/2028 (a)(b)	4,000,000	4,048,792
Highbridge Loan Management Ltd., Series 2012-1A, Class DR, 6.747%, 9/20/2022 (a)(b)	4,500,000	4,503,708
JFIN CLO Ltd., Series 2015-2A, Class D, 5.423%, 10/19/2026 (a)(b)	10,000,000	10,038,110
JFIN CLO Ltd., Series 2015-2A, Class E, 7.880%, 10/19/2026 (Acquired 01/05/2017, Cost $1,468,493) (a)(b)(d)	1,500,000	1,462,453
JFIN Revolver CLO Ltd., Series 2013-1A, Class D, 4.780%, 1/20/2021 (a)(b)	11,010,000	11,078,691
JFIN Revolver CLO Ltd., Series 2014-2A, Class C, 3.661%, 2/20/2022 (a)(b)	4,000,000	4,009,620
JFIN Revolver CLO Ltd., Series 2014-2A, Class D, 3.661%, 2/20/2022 (a)(b)	5,000,000	4,899,735
JFIN Revolver CLO Ltd., Series 2015-3A, Class C, 3.270%, 4/20/2023 (a)(b)(e)	14,000,000	13,889,722
JFIN Revolver CLO Ltd., Series 2015-3A, Class D, 4.330%, 4/20/2023 (a)(b)(e)	11,000,000	10,985,876
JMP Credit Advisors CLO II Ltd., Series 2013-1A, Class D, 4.873%, 4/30/2023 (a)(b)	4,000,000	3,999,916
JMP Credit Advisors CLO III Ltd., Series 2014-1A, Class D, 6.123%, 10/17/2025 (a)(b)	18,600,000	18,879,930
JMP Credit Advisors CLO III Ltd., Series 2014-1A, Class E, 8.373%, 10/17/2025 (Acquired 09/02/2014, Cost $7,610,791) (a)(b)(d)	7,650,000	7,668,000
KCAP Senior Funding I LLC, Series 2013-1A, Class D, 6.280%, 7/20/2024 (a)(b)	4,500,000	4,483,566
LCM XIII LP, Series 13A, Class DR, 4.928%, 7/19/2027 (a)(b)	3,500,000	3,499,926
LCM XIV LP, Series 14A, Class D, 4.523%, 7/15/2025 (a)(b)	3,325,000	3,326,636
Madison Park Funding Ltd., Series 2012-9A, Class E, 6.156%, 8/15/2022 (a)(b)	2,000,000	2,000,386
Madison Park Funding XV Ltd., Series 2014-15A, Class D, 6.487%, 1/27/2026 (a)(b)	5,000,000	4,986,565
Monroe Capital BSL CLO Ltd., Series 2015-1A, Class D, 4.866%, 5/22/2027 (a)(b)	3,500,000	3,421,870
Muir Woods CLO Ltd., Series 2012-1A, Class D, 5.959%, 9/14/2023 (a)(b)	3,500,000	3,505,856
NewStar Clarendon Fund CLO LLC, Series 2014-1A, Class D, 5.388%, 1/25/2027 (a)(b)	7,465,000	7,082,113
OFSI Fund VII Ltd., Series 2014-7A, Class D, 6.024%, 10/18/2026 (a)(b)(e)	10,600,000	10,621,582
OFSI Fund VII Ltd., Series 2014-7A, Class E, 8.274%, 10/18/2026 (Acquired 08/05/2014, Cost $7,000,000) (a)(b)(d)	7,000,000	7,002,975
OZLM Funding II Ltd., Series 2012-2A, Class DR, 8.187%, 10/30/2027 (a)(b)	4,300,000	4,335,613
OZLM VII Ltd., Series 2014-7A, Class D, 6.023%, 7/17/2026 (a)(b)	3,000,000	2,858,265
Saranac CLO I Ltd., Series 2013-1A, Class D, 4.582%, 10/26/2024 (a)(b)	4,000,000	3,876,664
Saratoga Investment Corp. Ltd., Series 2013-1A, Class BR, 3.417%, 10/20/2025 (a)(b)	19,284,000	19,511,378
Saratoga Investment Corp. Ltd., Series 2013-1A, Class DR, 5.583%, 10/20/2025 (a)(b)	14,000,000	14,085,036
Saratoga Investment Corp. Ltd., Series 2013-1A, Class ER, 7.533%, 10/20/2025 (Acquired 11/07/2016, Cost $13,100,000) (a)(b)(d)	13,100,000	13,099,411
Sound Harbor Loan Fund Ltd., Series 2014-1A, Class C, 5.799%, 10/30/2026 (a)(b)(e)	28,400,000	28,461,514
Sound Point CLO II Ltd., Series 2013-1A, Class B2L, 5.532%, 4/26/2025 (a)(b)	5,000,000	4,730,280
Steele Creek CLO Ltd., Series 2014-1A, Class E2R, 7.687%, 8/21/2026 (Acquired 01/30/2017, Cost $6,250,000) (a)(b)(d)	6,250,000	6,250,000
Steele Creek CLO Ltd., Series 2014-1A, Class E2, 7.861%, 8/21/2026 (Acquired 07/18/2014, Cost $1,985,855) (a)(b)(d)	2,000,000	2,000,776
Steele Creek CLO Ltd., Series 2014-1X, Class E2, 7.861%, 8/21/2026 (Acquired 02/05/2015, Cost $490,420) (a)(d)(f)	500,000	500,194
Symphony CLO VIII Ltd., Series 2012-8A, Class DR, 5.060%, 1/9/2023 (a)(b)	1,950,000	1,952,720
Symphony CLO XII Ltd., Series 2013-12A, Class E, 5.923%, 10/15/2025 (a)(b)	2,000,000	1,970,982
Symphony CLO XVIII Ltd., Series 2016-18A, Class D, 4.906%, 1/23/2028 (a)(b)	5,000,000	4,999,120
Symphony CLO XVIII Ltd., Series 2016-18A, Class E, 7.296%, 1/23/2028 (a)(b)	5,000,000	4,854,845
TCP Waterman CLO LLC, Series 2016-1A, Class B, 4.366%, 12/15/2028 (a)(b)	3,000,000	2,947,878
TICC CLO LLC, Series 2012-1A, Class D1, 6.575%, 8/25/2023 (a)(b)	8,000,000	8,120,792

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2017

	Principal Amount	Value
Collateralized Loan Obligations – (continued)
Tralee CLO III Ltd., Series 2014-3A, Class D2R, 5.113%, 7/20/2026 (a)(b)	$6,000,000	$6,006,840
Tralee CLO III Ltd., Series 2014-3A, Class E, 8.030%, 7/20/2026 (Acquired 12/30/2014 through 09/09/2015, Cost $5,477,867) (a)(b)(d)(e)	5,540,000	5,550,266
Trinitas CLO III Ltd., Series 2015-3A, Class D1, 5.173%, 7/15/2027 (a)(b)(e)	10,250,000	10,080,506
Trinitas CLO IV Ltd., Series 2016-4A, Class E, 9.654%, 4/18/2028 (Acquired 10/27/2016 through 12/15/2016, Cost $4,479,313) (a)(d)(b)	4,500,000	4,567,046
Venture XI CLO Ltd., Series 2012-11A, Class CR, 3.852%, 11/14/2022 (a)(b)	2,000,000	2,020,218
Venture XXIII CLO Ltd., Series 2016-23A, Class E, 8.725%, 7/19/2028 (a)(b)	3,250,000	3,278,912
Voya CLO Ltd., Series 2012-3A, Class ER, 6.880%, 10/15/2022 (a)(b)	5,000,000	5,005,375

TOTAL COLLATERALIZED LOAN OBLIGATIONS – (Cost $430,233,562)		437,973,893

Collateralized Mortgage Obligations – 64.44%
Adjustable Rate Mortgage Trust, Series 2005-3, Class 7A1, 2.936%, 7/25/2035 (a)	1,233,671	1,165,150
Adjustable Rate Mortgage Trust, Series 2005-8, Class 3A1, 3.160%, 11/25/2035 (a)	11,461,769	10,080,466
Adjustable Rate Mortgage Trust, Series 2005-8, Class 3A21, 3.160%, 11/25/2035 (a)	7,949,913	6,862,635
Adjustable Rate Mortgage Trust, Series 2005-10, Class 3A12, 3.124%, 1/25/2036 (a)	1,464	26
Adjustable Rate Mortgage Trust, Series 2005-12, Class 2A1, 3.400%, 3/25/2036 (a)	783,707	618,841
Adjustable Rate Mortgage Trust, Series 2006-1, Class 2A1, 4.225%, 3/25/2036 (a)	566,606	439,134
Adjustable Rate Mortgage Trust, Series 2006-3, Class 4A2, 0.891%, 8/25/2036 (a)	22,304,490	14,026,468
Adjustable Rate Mortgage Trust, Series 2006-3, Class 4A11, 0.951%, 8/25/2036 (a)	727,123	516,107
Adjustable Rate Mortgage Trust, Series 2007-1, Class 5A1, 0.906%, 3/25/2037 (a)	1,967,655	1,607,578
Adjustable Rate Mortgage Trust, Series 2007-1, Class 5A22, 0.986%, 3/25/2037 (a)	5,701,776	3,863,118
Adjustable Rate Mortgage Trust, Series 2007-1, Class 3A22, 3.589%, 3/25/2037 (a)	1,224,116	1,045,092
Adjustable Rate Mortgage Trust, Series 2007-2, Class 1A21, 4.890%, 6/25/2037 (a)	5,576,071	5,008,600
American Home Mortgage Assets Trust, Series 2007-3, Class 3A1, 1.471%, 9/25/2027 (a)	332,889	311,697
American Home Mortgage Assets Trust, Series 2006-1, Class XC, 2.387%, 5/25/2046 (a)(c)	50,219,524	5,193,352
American Home Mortgage Assets Trust, Series 2006-2, Class 1A1, 1.556%, 9/25/2046 (a)	1,829,511	1,275,407
American Home Mortgage Assets Trust, Series 2006-4, Class 1A12, 0.966%, 10/25/2046 (a)	18,106,734	12,113,006
American Home Mortgage Assets Trust, Series 2007-1, Class A1, 1.296%, 2/25/2047 (a)(e)	58,948,897	35,777,442
American Home Mortgage Assets Trust, Series 2007-5, Class XP, 2.864%, 6/25/2047 (a)(c)	46,972,907	5,340,162
American Home Mortgage Investment Trust, Series 2005-2, Class 1A1, 1.071%, 9/25/2045 (a)	17,193,647	14,638,035
American Home Mortgage Investment Trust, Series 2005-2, Class 2A1, 2.341%, 9/25/2045 (a)	1,116,450	1,005,877
American Home Mortgage Investment Trust, Series 2005-4, Class 3A1, 1.056%, 11/25/2045 (a)	14,331,911	11,493,218
American Home Mortgage Investment Trust, Series 2006-3, Class 11A1, 0.951%, 12/25/2046 (a)	3,999,769	3,368,174
American Home Mortgage Investment Trust, Series 2007-1, Class Ga1A, 0.931%, 5/25/2047 (a)	21,934,069	17,401,766
American Home Mortgage Investment Trust, Series 2007-1, Class GA1C, 0.961%, 5/25/2047 (a)	14,393,118	9,090,679
BAMLL Re-REMIC Trust, Series 2015-FR11, Class A705, 1.857%, 9/27/2044 (a)(b)	5,000,000	4,859,065
Bank of America Alternative Loan Trust, Series 2005-6, Class 5A2, 5.500%, 7/25/2035	1,731,404	1,471,367
Bank of America Commercial Mortgage Trust, Series 2015-UBS7, Class D, 3.167%, 9/15/2048	4,000,000	3,216,320
Bank of America Commercial Mortgage Trust, Series 2016-UB10, Class C, 4.913%, 7/15/2049 (a)	8,000,000	8,489,728
Bank of America Commercial Mortgage Trust, Series 2007-5, Class AJ, 5.981%, 2/10/2051 (a)	5,000,000	4,648,245
Bank of America Funding Trust, Series 2005-F, Class 4A1, 3.191%, 9/20/2035 (a)	2,474,265	2,124,755
Bank of America Funding Trust, Series 2005-H, Class 1A1, 3.277%, 11/20/2035 (a)	420,905	368,664
Bank of America Funding Trust, Series 2007-C, Class 1A3, 3.096%, 5/20/2036 (a)	16,915	16,041
Bank of America Funding Trust, Series 2007-C, Class 4A3, 3.109%, 5/20/2036 (a)	17,672,018	17,403,456
Bank of America Funding Trust, Series 2007-C, Class 4A2, 3.109%, 5/20/2036 (a)	2,973,831	2,902,955
Bank of America Funding Trust, Series 2006-5, Class 1A4, 6.000%, 9/25/2036	7,500,997	6,516,529

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2017

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Bank of America Funding Trust, Series 2006-H, Class 6A1, 0.967%, 10/20/2036 (a)	$19,421,926	$16,846,695
Bank of America Funding Trust, Series 2006-I, Class 2A2, 2.876%, 12/20/2036 (a)	15,519	14,942
Bank of America Funding Trust, Series 2007-3, Class TA4, 1.186%, 4/25/2037 (a)	4,898,685	3,440,478
Bank of America Funding Trust, Series 2007-D, Class 3A3, 3.077%, 6/20/2037 (a)	3,511,610	3,368,526
Bank of America Funding Trust, Series 2007-D, Class 3A1, 3.233%, 6/20/2037 (a)	454,722	431,434
Bank of America Funding Trust, Series 2007-A, Class 2A5, 1.007%, 2/20/2047 (a)	4,102,985	3,596,709
Bank of America Mortgage Trust, Series 2005-I, Class 4A1, 3.121%, 10/25/2035 (a)	3,462,335	3,358,787
Bank of America Mortgage Trust, Series 2005-K, Class 2A1, 3.498%, 12/25/2035 (a)	422,680	398,109
BBCMS Trust, Series 2014-BXO, Class E, 4.517%, 8/15/2027 (a)(b)	8,000,000	7,961,472
BCAP LLC, Series 2013-RR1, Class 6A2, 3.306%, 5/26/2036 (a)(b)	7,482,252	5,284,018
BCAP LLC Trust, Series 2013-RR7, Class 4A3, 3.702%, 12/27/2034 (a)(b)	9,013,000	8,943,050
BCAP LLC Trust, Series 2014-RR1, Class 1A2, 3.044%, 3/26/2035 (a)(b)	3,693,643	3,446,162
BCAP LLC Trust, Series 2012-RR1, Class 7A3, 1.256%, 4/26/2035 (a)(b)	1,182,570	1,176,332
BCAP LLC Trust, Series 2012-RR7, Class 3A4, 1.086%, 2/26/2036 (a)(b)	27,162,723	23,201,637
BCAP LLC Trust, Series 2012-RR7, Class 3A1, 1.086%, 2/26/2036 (a)(b)	1,665,272	1,665,633
BCAP LLC Trust, Series 2015-RR2, Class 26A2, 3.054%, 3/28/2036 (a)(b)	6,729,753	5,899,079
BCAP LLC Trust, Series 2014-RR2, Class 8A1, 0.856%, 5/26/2036 (a)(b)	3,614,745	3,536,114
BCAP LLC Trust, Series 2010-RR7, Class 9A12, 2.722%, 5/26/2036 (a)(b)	3,186,801	2,790,439
BCAP LLC Trust, Series 2014-RR2, Class 6A8, 0.996%, 10/26/2036 (a)(b)	17,649,182	13,834,788
BCAP LLC Trust, Series 2006-AA2, Class A1, 0.941%, 1/25/2037 (a)	13,351,620	11,320,892
BCAP LLC Trust, Series 2007-AA1, Class 2A1, 0.951%, 3/25/2037 (a)	3,556,054	3,205,694
BCAP LLC Trust, Series 2007-AA3, Class 1A2, 1.041%, 4/25/2037 (a)	37,965	31,342
BCAP LLC Trust, Series 2007-AA2, Class 12A1, 0.981%, 5/25/2047 (a)	116,357	96,102
BCAP LLC Trust, Series 2007-AA3, Class 2A1A, 0.991%, 5/25/2047 (a)	8,657,534	7,138,942
BCAP LLC Trust, Series 2008-IND1, Class A1, 1.956%, 10/25/2047 (a)(e)	39,022,260	35,366,070
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-1, Class 4A1, 3.191%, 3/25/2035 (a)	2,035,279	1,983,206
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 23A1, 2.991%, 2/25/2036 (a)	943,857	847,417
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-2, Class 3A1, 3.145%, 7/25/2036 (a)	2,107,653	1,910,497
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-2, Class 3A2, 3.145%, 7/25/2036 (a)	7,157,517	6,411,639
Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-2, Class 3A1, 3.456%, 12/25/2046 (a)	5,636,427	5,013,974
Bear Stearns ALT-A Trust, Series 2006-8, Class 3A1, 0.916%, 2/25/2034 (a)	1,961,463	1,738,677
Bear Stearns ALT-A Trust, Series 2005-5, Class 21A1, 2.986%, 7/25/2035 (a)	3,044,475	2,890,139
Bear Stearns ALT-A Trust, Series 2005-5, Class 22A1, 3.176%, 7/25/2035 (a)	5,325,585	4,825,630
Bear Stearns ALT-A Trust, Series 2005-7, Class 22A1, 3.149%, 9/25/2035 (a)(e)	28,753,485	25,333,488
Bear Stearns ALT-A Trust, Series 2005-7, Class 21A1, 3.269%, 9/25/2035 (a)	9,713,066	8,603,358
Bear Stearns ALT-A Trust, Series 2005-8, Class 11A1, 1.311%, 10/25/2035 (a)	19,757,677	18,134,703
Bear Stearns ALT-A Trust, Series 2005-10, Class 11A1, 1.271%, 1/25/2036 (a)	1,977,592	1,767,485
Bear Stearns ALT-A Trust, Series 2006-1, Class 11A1, 1.251%, 2/25/2036 (a)	7,699,089	6,882,577
Bear Stearns ALT-A Trust, Series 2006-4, Class 11A1, 1.091%, 8/25/2036 (a)	438,812	370,247
Bear Stearns Asset Backed Securities Trust, Series 2004-AC6, Class A2, 1.171%, 11/25/2034 (a)	2,625,174	2,169,772
Bear Stearns Asset Backed Securities Trust, Series 2005-AC5, Class 1A2, 1.756%, 8/25/2035 (a)	3,326,454	2,755,082
Bear Stearns Asset Backed Securities Trust, Series 2007-AC6, Class A1, 6.500%, 10/25/2037	3,259,472	2,503,822
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW15, Class AMFX, 5.363%, 2/11/2044 (b)	2,000,000	1,924,064
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW15, Class AM, 5.363%, 2/11/2044 (e)	2,000,000	1,944,404
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class AJ, 5.888%, 6/11/2050 (a)	5,000,000	5,063,730
Bear Stearns Mortgage Funding Trust, Series 2006-AR1, Class 1A1, 0.981%, 7/25/2036 (a)	1,534,795	1,304,465

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2017

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Bear Stearns Mortgage Funding Trust, Series 2006-AR3, Class 1A1, 0.951%, 10/25/2036 (a)(e)	$25,689,380	$21,933,207
Bear Stearns Mortgage Funding Trust, Series 2006-AR5, Class 2A1, 0.961%, 1/25/2037 (a)	23,522,804	21,187,625
Bear Stearns Mortgage Funding Trust, Series 2007-AR5, Class 2A2, 1.001%, 6/25/2037 (a)	103,576	75,996
CD Mortgage Trust, Series 2006-CD3, Class AJ, 5.688%, 10/15/2048 (e)	10,000,000	5,619,430
CD Mortgage Trust, Series 2017-CD3, Class D, 3.250%, 2/10/2050	4,000,000	3,164,800
CD Mortgage Trust, Series 2017-CD3, Class C, 4.563%, 2/10/2050	6,500,000	6,719,505
CFCRE Commercial Mortgage Trust, Series 2015-RUM, Class B, 2.917%, 7/15/2030 (a)(b)	5,000,000	5,063,270
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class F, 5.000%, 4/15/2044 (a)(b)(g)	7,931,000	2,810,754
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class E, 6.180%, 4/15/2044 (a)(b)	601,075	271,530
Chase Mortgage Finance Trust, Series 2007-S2, Class 1A9, 6.000%, 3/25/2037	2,105,124	1,764,460
Chase Mortgage Finance Trust, Series 2007-A2, Class 7A1, 4.130%, 7/25/2037 (a)	909,602	862,232
ChaseFlex Trust, Series 2006-1, Class A4, 4.593%, 6/25/2036 (a)	32,783,747	27,511,006
ChaseFlex Trust, Series 2007-1, Class 2A10, 1.271%, 2/25/2037 (a)	4,142,990	2,746,168
ChaseFlex Trust, Series 2007-1, Class 2A6, 6.000%, 2/25/2037	2,875,314	2,406,460
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-1A, Class A1, 0.921%, 1/25/2036 (a)(b)	8,442,981	7,794,830
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-1A, Class A2, 0.971%, 1/25/2036 (a)(b)	6,680,752	5,967,508
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-4A, Class NIO, 0.397%, 4/25/2037 (a)(b)(c)	58,576,776	1,243,175
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-4A, Class IO, 1.311%, 4/25/2037 (a)(b)(c)	58,576,776	3,055,248
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2007-1A, Class A1, 0.901%, 2/25/2048 (a)(b)	11,595,215	9,257,828
CIM Trust, Series 2016-5, Class A, 4.500%, 10/25/2021 (b)	9,137,338	9,126,638
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class D, 4.901%, 3/10/2047 (a)(b)	2,000,000	1,723,712
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class C, 4.954%, 5/10/2049 (a)	8,000,000	7,978,784
Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 2.967%, 5/25/2035 (a)	478,598	459,755
Citigroup Mortgage Loan Trust, Inc., Series 2005-12, Class 2A1, 1.384%, 8/25/2035 (a)(b)	6,996,648	5,853,956
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, 3.043%, 8/25/2035 (a)	1,639,913	1,609,707
Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A4, 3.225%, 8/25/2035 (a)	166,689	156,516
Citigroup Mortgage Loan Trust, Inc., Series 2005-5, Class 1A2, 3.798%, 8/25/2035 (a)	391,200	331,080
Citigroup Mortgage Loan Trust, Inc., Series 2005-7, Class 2A2A, 3.417%, 9/25/2035 (a)	6,405,390	5,935,471
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR2, Class 1A1, 3.159%, 3/25/2036 (a)	1,249,822	1,190,510
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR6, Class 1A1, 3.141%, 8/25/2036 (a)	2,778,914	2,600,597
CitiMortgage Alternative Loan Trust, Series 2006-A5, Class 1A8, 6.000%, 10/25/2036	951,552	855,177
CitiMortgage Alternative Loan Trust, Series 2006-A7, Class 1A1, 6.000%, 12/25/2036	1,042,608	888,129
CitiMortgage Alternative Loan Trust, Series 2007-A2, Class 1A2, 4.644%, 2/25/2037 (a)(c)	25,294,325	3,975,408
CitiMortgage Alternative Loan Trust, Series 2007-A2, Class 1A4, 6.000%, 2/25/2037	2,532,118	2,274,189
Commercal Mortgage Pass Through Certificates, Series 2014-CR14, Class D, 4.602%, 2/10/2047 (a)(b)	10,000,000	8,970,530
Commercial Mortgage Loan Trust, Series 2008-LS1, Class AM, 6.096%, 12/10/2049 (a)(e)	14,077,973	8,667,329
Commercial Mortgage Trust, Series 2013-CR13, Class D, 4.751%, 12/10/2023 (a)(b)	5,000,000	4,847,440
Commercial Mortgage Trust, Series 2014-TWC, Class F, 5.018%, 2/13/2032 (a)(b)	5,000,000	5,010,970
Commercial Mortgage Trust, Series 2016-SAVA, Class A, 2.487%, 10/15/2034 (a)(b)	10,000,000	10,066,016
Commercial Mortgage Trust, Series 2013-CR9, Class D, 4.256%, 7/10/2045 (a)(b)	5,000,000	4,531,895
Commercial Mortgage Trust, Series 2012-CR4, Class D, 4.571%, 10/15/2045 (a)(b)	3,000,000	2,761,614
Commercial Mortgage Trust, Series 2013-CR6, Class E, 4.171%, 3/10/2046 (a)(b)	6,146,000	4,490,839
Commercial Mortgage Trust, Series 2013-CR8, Class ASFL, 1.404%, 6/10/2046 (a)(b)	4,000,000	4,024,768

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2017

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Commercial Mortgage Trust, Series 2013-CR12, Class D, 5.082%, 10/10/2046 (a)(b)	$5,000,000	$4,632,045
Commercial Mortgage Trust, Series 2013-CR11, Class D, 5.169%, 10/10/2046 (a)(b)	5,000,000	4,823,870
Commercial Mortgage Trust, Series 2006-C8, Class AJ, 5.377%, 12/10/2046	4,126,456	4,141,118
Commercial Mortgage Trust, Series 2014-CR15, Class D, 4.761%, 2/10/2047 (a)(b)	250,000	231,483
Commercial Mortgage Trust, Series 2014-CR17, Class D, 4.799%, 5/10/2047 (a)(b)	9,000,000	8,291,736
Commercial Mortgage Trust, Series 2014-CR19, Class D, 4.718%, 8/10/2047 (a)(b)	11,000,000	9,462,343
Commercial Mortgage Trust, Series 2014-UBS4, Class C, 4.781%, 8/10/2047 (a)	5,000,000	4,997,190
Commercial Mortgage Trust, Series 2014-LC17, Class D, 3.687%, 10/10/2047 (b)	4,000,000	3,074,660
Commercial Mortgage Trust, Series 2015-DC1, Class AM, 3.724%, 2/10/2048	5,000,000	5,053,890
Commercial Mortgage Trust, Series 2015-DC1, Class D, 4.353%, 2/10/2048 (a)(b)	7,000,000	5,664,673
Commercial Mortgage Trust, Series 2015-CR22, Class D, 4.126%, 3/10/2048 (a)(b)	10,000,000	8,275,340
Commercial Mortgage Trust, Series 2015-CR26, Class D, 3.494%, 10/10/2048 (a)	5,000,000	3,614,790
Commercial Mortgage Trust, Series 2015-PC1, Class C, 4.441%, 7/10/2050 (a)	5,000,000	4,604,950
Commercial Mortgage Trust, Series 2015-CR24, Class C, 4.374%, 8/10/2055 (a)	5,000,000	4,991,670
CountryWide Alternative Loan Trust, Series 2004-J10, Class 1A3, 4.250%, 10/25/2034	332,335	327,756
CountryWide Alternative Loan Trust, Series 2005-1CB, Class 1A4, 5.500%, 3/25/2035	1,287,332	1,253,345
CountryWide Alternative Loan Trust, Series 2005-3CB, Class 1A11, 5.500%, 3/25/2035	798,568	797,040
CountryWide Alternative Loan Trust, Series 2005-7CB, Class 2A2, 4.294%, 4/25/2035 (a)(c)	30,050,507	4,280,364
CountryWide Alternative Loan Trust, Series 2005-16, Class X2, 1.717%, 6/25/2035 (a)(c)	32,345,015	2,221,003
CountryWide Alternative Loan Trust, Series 2005-24, Class 1AX, 0.959%, 7/20/2035 (a)(c)	33,000,061	1,003,664
CountryWide Alternative Loan Trust, Series 2005-26CB, Class A1, 1.256%, 7/25/2035 (a)	1,757,658	1,296,963
CountryWide Alternative Loan Trust, Series 2005-J6, Class 1A4, 5.500%, 7/25/2035	1,436,052	1,355,979
CountryWide Alternative Loan Trust, Series 2005-27, Class 2X1, 1.023%, 8/25/2035 (a)(c)	57,663,269	2,322,388
CountryWide Alternative Loan Trust, Series 2005-J9, Class 1A6, 5.500%, 8/25/2035	1,360,957	1,165,156
CountryWide Alternative Loan Trust, Series 2005-38, Class X, 2.881%, 9/25/2035 (a)(c)	98,258,933	5,553,791
CountryWide Alternative Loan Trust, Series 2005-J10, Class 1A1, 1.256%, 10/25/2035 (a)	648,524	474,052
CountryWide Alternative Loan Trust, Series 2005-44, Class 1X, 1.553%, 10/25/2035 (a)(c)	54,538,175	3,894,735
CountryWide Alternative Loan Trust, Series 2005-51, Class 3A3A, 1.097%, 11/20/2035 (a)	3,341,032	2,715,547
CountryWide Alternative Loan Trust, Series 2005-51, Class 3X2, 1.783%, 11/20/2035 (a)(c)	18,406,468	1,338,592
CountryWide Alternative Loan Trust, Series 2005-51, Class 2X, 1.801%, 11/20/2035 (a)(c)	26,553,894	1,788,431
CountryWide Alternative Loan Trust, Series 2005-51, Class 4X, 1.855%, 11/20/2035 (a)(c)	44,926,634	3,404,185
CountryWide Alternative Loan Trust, Series 2005-59, Class 2X, 1.945%, 11/20/2035 (a)(c)	142,371,215	9,517,658
CountryWide Alternative Loan Trust, Series 2005-51, Class 1X, 2.112%, 11/20/2035 (a)(c)	54,834,404	4,955,988
CountryWide Alternative Loan Trust, Series 2005-J11, Class 1A4, 1.156%, 11/25/2035 (a)	7,537,322	4,976,773
CountryWide Alternative Loan Trust, Series 2005-56, Class 4X, 2.057%, 11/25/2035 (a)(c)	53,531,579	4,038,529
CountryWide Alternative Loan Trust, Series 2005-J13, Class 2A3, 5.500%, 11/25/2035	254,182	228,574
CountryWide Alternative Loan Trust, Series 2005-65CB, Class 2A4, 5.500%, 12/25/2035	1,591,194	1,464,570
CountryWide Alternative Loan Trust, Series 2005-J14, Class A8, 5.500%, 12/25/2035	4,142,230	3,513,821
CountryWide Alternative Loan Trust, Series 2006-OA3, Class X, 2.120%, 5/25/2036 (a)(c)	47,791,272	4,142,595
CountryWide Alternative Loan Trust, Series 2006-J8, Class A2, 6.000%, 2/25/2037	2,712,093	1,805,571
CountryWide Alternative Loan Trust, Series 2007-22, Class 2A16, 6.500%, 9/25/2037	13,759,625	10,201,951
CountryWide Alternative Loan Trust, Series 2006-OA2, Class X1, 5.407%, 5/20/2046 (a)(c)	50,190,485	3,711,737
CountryWide Alternative Loan Trust, Series 2006-OA10, Class XNB, 1.540%, 8/25/2046 (a)(c)	80,760,530	4,782,719
CountryWide Alternative Loan Trust, Series 2006-OA10, Class XBI, 2.180%, 8/25/2046 (a)(c)	90,507,407	8,772,973
CountryWide Alternative Loan Trust, Series 2006-OA17, Class 2X, 1.405%, 12/20/2046 (a)(c)	10,930,714	739,747
CountryWide Alternative Loan Trust, Series 2007-OA3, Class 1A2, 0.936%, 4/25/2047 (a)	12,632	9,293
CountryWide Alternative Loan Trust Resecuritization, Series 2005-58R, Class A, 2.065%, 12/20/2035 (a)(b)(c)	149,352,142	10,896,135

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2017

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
CountryWide Alternative Loan Trust Resecuritization, Series 2005-59R, Class A, 2.210%, 12/20/2035 (a)(b)(c)	$35,136,476	$2,474,838
CountryWide Atlernative Loan Trust, Series 2005-51, Class 3X1, 0.873%, 11/20/2035 (a)(c)	57,306,843	1,179,318
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB3, Class 2A, 2.796%, 6/20/2034 (a)	1,081,015	1,020,269
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2004-11, Class 3A1, 3.071%, 7/25/2034 (a)	772,940	758,159
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-7, Class 3X, 0.854%, 3/25/2035 (a)(c)	2,772,768	108,252
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-2, Class 1A1, 1.396%, 3/25/2035 (a)	1,961,486	1,647,986
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-2, Class 2X, 1.638%, 3/25/2035 (a)(c)	26,535,715	1,239,987
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-1, Class 1X, 1.641%, 3/25/2035 (a)(c)	11,643,481	819,410
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1X, 1.635%, 5/25/2035 (a)(c)	75,982,529	4,266,647
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB8, Class 3A1, 3.130%, 12/20/2035 (a)	597,485	493,487
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2006-12, Class X, 0.232%, 7/25/2036 (a)(c)	70,650,290	578,131
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2007-HYB1, Class 2A1, 2.971%, 3/25/2037 (a)	2,215,538	1,858,874
Credit Suisse Commercial Mortgage Trust, Series 2007-C4, Class B, 5.939%, 9/15/2039 (a)(b)	6,500,000	6,424,148
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-4, Class 2A7, 1.206%, 6/25/2035 (a)	1,193,680	1,005,881
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-9, Class 4A2, 1.106%, 10/25/2035 (a)	2,309,392	1,935,305
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-9, Class 2A1, 5.500%, 10/25/2035	1,076,140	1,016,383
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 6A12, 5.500%, 11/25/2035	5,368,254	4,703,675
Credit Suisse Mortgage Capital Certificates, Series 2006-2, Class 6A8, 5.750%, 3/25/2036	2,119,090	1,963,686
Credit Suisse Mortgage Trust, Series 2015-2R, Class 3A2, 0.966%, 4/27/2036 (a)(b)	16,089,605	9,223,479
Credit Suisse Mortgage Trust, Series 2016-NXSR, Class C, 4.365%, 12/15/2049 (a)	5,000,000	4,900,649
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class D, 3.945%, 4/15/2050 (a)(b)	2,000,000	1,708,352
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class D, 4.211%, 6/15/2057 (a)	10,000,000	7,411,040
Deustche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-5, Class 2A7, 5.500%, 11/25/2035	656,208	535,307
Deutchse Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR2, Class A4, 0.906%, 3/25/2037 (a)	2,748,363	2,476,138
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-AR1, Class 1A1, 1.066%, 8/25/2035 (a)	6,378,809	5,296,785
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-5, Class 2A1, 0.956%, 11/25/2035 (a)	2,464,295	1,368,312
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-5, Class 2A4, 5.500%, 11/25/2035	4,357,186	3,833,884
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1, Class 1A3, 1.101%, 2/25/2036 (a)	8,424,202	7,526,334

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2017

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1, Class 3A1, 3.130%, 2/25/2036 (a)	$1,146,596	$1,058,881
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1, Class 2A1, 3.510%, 2/25/2036 (a)	1,305,883	1,017,048
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR2, Class 1A2, 0.936%, 5/25/2036 (a)	35,532,269	30,293,746
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR3, Class A2, 0.891%, 8/25/2036 (a)	251,284	208,578
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR4, Class A2, 0.961%, 12/25/2036 (a)(e)	28,386,347	18,153,949
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR6, Class A6, 0.946%, 2/25/2037 (a)	4,254,886	3,574,406
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR2, Class A1, 0.921%, 3/25/2037 (a)	8,757,079	7,278,420
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR3, Class 2A5, 0.956%, 6/25/2037 (a)	1,028,335	805,875
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR1, Class A4, 0.931%, 1/25/2047 (a)	650,593	560,862
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-OA1, Class A1, 0.956%, 2/25/2047 (a)	1,893,530	1,576,487
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-2, Class 2A1, 1.056%, 9/25/2047 (a)	3,826,090	3,027,539
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-3, Class 1A1, 2.471%, 10/25/2047 (a)	33,600,571	30,929,769
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A8, 5.734%, 6/25/2036 (a)	8,002,497	6,714,119
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A1, 5.888%, 6/25/2036 (a)	919,372	772,540
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A2, 6.160%, 6/25/2036 (a)	4,290,589	3,607,617
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A3, 6.270%, 6/25/2036 (a)	1,236,724	1,039,449
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB3, Class A1, 6.250%, 7/25/2036 (a)	547,402	458,513
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB3, Class A5B, 6.300%, 7/25/2036 (a)	530,705	435,921
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB3, Class A2, 6.420%, 7/25/2036 (a)	5,470,432	4,522,220
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4, Class A4B, 6.000%, 10/25/2036 (a)	15,865,334	14,183,418
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Class C, 3.352%, 5/10/2049 (a)	6,000,000	5,654,058
Deutsche Mortgage Securities, Inc. Re-REMIC Trust, Series 2007-WM1, Class A1, 4.009%, 6/27/2037 (a)(b)(e)	9,747,609	9,806,017
DSLA Mortgage Loan Trust, Series 2007-AR1, Class 2A1A, 0.876%, 4/19/2037 (a)	1,074,477	933,004
DSLA Mortgage Loan Trust, Series 2005-AR1, Class 1A, 1.039%, 2/19/2045 (a)(e)	43,736,155	36,313,299
DSLA Mortgage Loan Trust, Series 2005-AR2, Class 2A1A, 0.946%, 3/19/2045 (a)	11,025,157	9,826,822
DSLA Mortgage Loan Trust, Series 2006-AR1, Class 1A1A, 1.494%, 3/19/2046 (a)	6,840,515	5,959,159
DSLA Mortgage Loan Trust, Series 2006-AR1, Class 2A1A, 1.514%, 4/19/2047 (a)	424,297	368,607
EQTY Mezzanine Trust, Series 2014-INMZ, Class M, 5.516%, 5/8/2031 (a)(b)	4,587,238	4,421,607

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2017

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
EQTY Mortgage Trust, Series 2014-INNS, Class E, 4.216%, 5/8/2031 (a)(b)	$5,750,000	$5,657,218
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 1A5, 5.125%, 11/25/2035	1,785,760	1,523,519
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 1A18, 5.500%, 11/25/2035	17,196	14,705
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA2, Class 2A1, 2.850%, 5/25/2036 (a)	1,547,983	1,293,806
First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 4A3, 3.021%, 9/25/2035 (a)	186,312	179,462
First Horizon Mortgage Pass-Through Trust, Series 2005-AR5, Class 2A1, 2.993%, 11/25/2035 (a)	2,315,552	2,141,163
FNBA Mortgage Loan Trust, Series 2004-AR1, Class A3, 1.249%, 8/19/2034 (a)	14,786	14,294
GMAC Mortgage Corp. Loan Trust, Series 2005-AR5, Class 5A1, 3.538%, 9/19/2035 (a)	475,228	439,374
GMACM Mortgage Loan Trust, Series 2005-AF1, Class A11, 5.750%, 7/25/2035	586,021	491,990
GMACM Mortgage Loan Trust, Series 2005-AR6, Class 4A1, 3.509%, 11/19/2035 (a)	2,584,143	2,358,082
Great Wolf Trust, Series 2015-WFMZ, Class M, 7.755%, 5/15/2032 (a)(b)	5,000,000	4,932,340
GreenPoint Mortgage Funding Trust, Series 2006-AR1, Class A1A, 1.061%, 2/25/2036 (a)	5,590,056	4,881,293
GreenPoint Mortgage Funding Trust, Series 2007-AR2, Class 2A1, 0.956%, 5/25/2037 (a)	10,882,683	9,446,876
GreenPoint Mortgage Funding Trust, Series 2007-AR3, Class A1, 0.976%, 6/25/2037 (a)	9,301,318	7,993,664
GreenPoint Mortgage Funding Trust, Series 2007-AR1, Class 2A1A, 0.956%, 3/25/2047 (a)	27,174,264	23,375,655
GS Mortgage Securities Re-Remic Trust, Series 2015-FRR1, Class K3A, 3.446%, 6/27/2041 (a)	10,000,000	9,751,680
GS Mortgage Securities Resecuritization Trust, Series 2014-5R, Class 3B, 0.886%, 2/26/2037 (a)(b)	22,830,149	13,748,681
GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.797%, 8/10/2045 (a)	2,000,000	2,006,254
GS Mortgage Securities Trust, Series 2012-GCJ9, Class D, 4.852%, 11/10/2045 (a)(b)	3,690,000	3,482,736
GS Mortgage Securities Trust, Series 2013-GC14, Class C, 4.764%, 8/10/2046 (a)(b)	6,600,000	6,931,808
GS Mortgage Securities Trust, Series 2014-GC20, Class D, 4.867%, 4/10/2047 (a)(b)	5,000,000	4,035,265
GS Mortgage Securities Trust, Series 2015-GC32, Class C, 4.412%, 7/10/2048 (a)	2,000,000	2,001,830
GS Mortgage Securities Trust, Series 2015-GC34, Class C, 4.654%, 10/10/2048 (a)	7,000,000	7,192,129
GS Mortgage Securities Trust, Series 2015-GS1, Class C, 4.423%, 11/10/2048 (a)	10,000,000	10,120,661
GS Mortgage Securities Trust, Series 2016-GS3, Class D, 2.620%, 10/10/2049 (b)	2,500,000	1,813,138
GS Mortgage Securities Trust, Series 2016-GS3, Class C, 4.000%, 10/10/2049 (a)	7,000,000	6,877,794
GS Mortgage Securities Trust, Series 2016-GS4, Class D, 3.233%, 11/10/2049 (b)	10,000,000	7,747,060
GSR Mortgage Loan Trust, Series 2005-AR3, Class 4A1, 3.193%, 5/25/2035 (a)	8,525,523	8,321,021
GSR Mortgage Loan Trust, Series 2005-AR3, Class 8A1, 3.215%, 5/25/2035 (a)	3,963,796	3,864,947
GSR Mortgage Loan Trust, Series 2006-AR1, Class 2A4, 3.289%, 1/25/2036 (a)	5,745,656	5,573,947
GSR Mortgage Loan Trust, Series 2006-AR1, Class 2A1, 3.289%, 1/25/2036 (a)	2,270,256	2,181,653
GSR Mortgage Loan Trust, Series 2006-AR1, Class 3A1, 3.545%, 1/25/2036 (a)	646,594	598,331
GSR Mortgage Loan Trust, Series 2006-2F, Class 3A4, 6.000%, 2/25/2036	798,527	641,674
GSR Mortgage Loan Trust, Series 2006-2F, Class 3A6, 6.000%, 2/25/2036	4,414,458	3,599,324
GSR Mortgage Loan Trust, Series 2006-1F, Class 2A5, 6.000%, 2/25/2036	2,530,029	2,380,350
GSR Mortgage Loan Trust, Series 2007-2F, Class 3A7, 6.000%, 3/25/2037	18,925,519	18,036,095
GSR Mortgage Loan Trust, Series 2007-2F, Class 3A3, 6.000%, 3/25/2037	870,845	807,784
GSR Mortgage Loan Trust, Series 2007-3F, Class 4A1, 1.056%, 5/25/2037 (a)	11,364,028	6,353,923
GSR Mortgage Loan Trust, Series 2007-AR2, Class 1A1, 3.197%, 5/25/2037 (a)	463,157	398,469
GSR Mortgage Loan Trust, Series 2007-AR1, Class 2A1, 3.228%, 3/25/2047 (a)	16,213,034	14,830,305
HarborView Mortgage Loan Trust, Series 2004-7, Class X1, 0.500%, 11/19/2034 (a)(c)	5,360,491	134,757
HarborView Mortgage Loan Trust, Series 2005-1, Class X, 1.379%, 3/19/2035 (a)(c)	20,633,894	1,270,305
HarborView Mortgage Loan Trust, Series 2005-3, Class 2A1A, 1.009%, 6/19/2035 (a)	2,164,082	1,962,175
HarborView Mortgage Loan Trust, Series 2005-3, Class X2, 1.843%, 6/19/2035 (a)(c)	68,588,777	4,893,672
HarborView Mortgage Loan Trust, Series 2005-9, Class 2X, 1.527%, 6/20/2035 (a)(b)(c)	20,798,458	1,535,009

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2017

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
HarborView Mortgage Loan Trust, Series 2005-4, Class 3A1, 3.107%, 7/19/2035 (a)	$2,377,324	$2,105,746
HarborView Mortgage Loan Trust, Series 2005-12, Class X2B, 1.480%, 10/19/2035 (a)(c)	20,293,595	1,026,856
HarborView Mortgage Loan Trust, Series 2006-10, Class 2A1A, 0.949%, 11/19/2036 (a)(e)	22,141,534	18,575,219
HarborView Mortgage Loan Trust, Series 2006-11, Class A1A, 0.906%, 12/19/2036 (a)	4,482,673	3,803,826
HarborView Mortgage Loan Trust, Series 2006-12, Class 2A2A, 0.959%, 1/19/2038 (a)	16,418,212	14,505,063
HarborView Mortgage Loan Trust, Series 2007-2, Class 2A1A, 0.916%, 5/25/2038 (a)(e)	25,036,012	19,541,809
HarborView Mortgage Loan Trust, Series 2005-15, Class 2A11, 1.009%, 10/20/2045 (a)	1,988,378	1,694,341
HarborView Mortgage Loan Trust, Series 2005-15, Class X1, 2.360%, 10/20/2045 (a)(c)	13,592,881	1,141,000
HarborView Mortgage Loan Trust, Series 2006-14, Class 2A1A, 0.886%, 1/25/2047 (a)	11,215,120	9,431,075
HarborView Mortgage Loan Trust, Series 2007-3, Class 2A1A, 0.936%, 5/19/2047 (a)(e)	35,975,018	31,108,893
Hilton USA Trust, Series 2016-SFP, Class D, 4.927%, 11/5/2035 (a)(b)	5,000,000	5,048,755
Hilton USA Trust, Series 2016-SFP, Class F, 6.155%, 11/5/2035 (a)(b)	2,500,000	2,431,068
HomeBanc Mortgage Trust, Series 2005-1, Class A1, 1.256%, 3/25/2035 (a)	17,482,215	15,581,794
HomeBanc Mortgage Trust, Series 2005-3, Class A1, 1.011%, 7/25/2035 (a)(e)	8,153,144	7,960,755
HomeBanc Mortgage Trust, Series 2005-4, Class A1, 1.041%, 10/25/2035 (a)	13,918,867	13,475,481
HomeBanc Mortgage Trust, Series 2005-4, Class A2, 1.101%, 10/25/2035 (a)	2,867,594	2,816,806
HomeBanc Mortgage Trust, Series 2005-5, Class A1, 1.031%, 1/25/2036 (a)	4,813,446	4,321,079
HomeBanc Mortgage Trust, Series 2006-2, Class A2, 0.991%, 12/25/2036 (a)	5,551,564	5,011,197
IMPAC CMB Trust, Series 2004-6, Class 1A2, 1.536%, 10/25/2034 (a)	6,955,188	6,568,821
IMPAC CMB Trust, Series 2004-10, Class 3A1, 1.456%, 3/25/2035 (a)	166,765	155,318
IMPAC CMB Trust, Series 2005-4, Class 1A1A, 1.311%, 5/25/2035 (a)	325,645	305,535
IMPAC CMB Trust, Series 2005-3, Class A1, 1.251%, 8/25/2035 (a)	13,789,828	12,554,562
IMPAC CMB Trust, Series 2005-5, Class A4, 1.516%, 8/25/2035 (a)	5,894,343	5,104,996
IMPAC CMB Trust, Series 2005-6, Class 1A2, 1.051%, 10/25/2035 (a)	5,038,964	4,295,026
IMPAC CMB Trust, Series 2005-6, Class 1A1, 1.271%, 10/25/2035 (a)	19,776,548	17,207,653
IMPAC CMB Trust, Series 2005-7, Class A2, 1.051%, 11/25/2035 (a)	4,644,234	3,899,146
IMPAC CMB Trust, Series 2005-7, Class A1, 1.291%, 11/25/2035 (a)(e)	38,859,919	33,000,815
IMPAC CMB Trust, Series 2007-A, Class A, 1.021%, 5/25/2037 (a)(b)	2,664,715	2,548,736
IMPAC Secured Assets CMN Owner Trust, Series 2005-2, Class A2C, 1.051%, 3/25/2036 (a)	4,966,303	3,653,337
IMPAC Secured Assets CMN Owner Trust, Series 2005-2, Class A2D, 1.201%, 3/25/2036 (a)	1,645,370	1,221,904
IMPAC Secured Assets Trust, Series 2007-1, Class A2, 0.916%, 3/25/2037 (a)	5,735,427	4,811,404
IMPAC Secured Assets Trust, Series 2006-2, Class 1A2B, 0.941%, 8/25/2036 (a)	12,248,096	10,158,852
IMPAC Secured Assets Trust, Series 2006-2, Class 1A2C, 1.051%, 8/25/2036 (a)	7,197,173	5,505,291
IMPAC Secured Assets Trust, Series 2006-4, Class A1, 0.946%, 1/25/2037 (a)	15,998,557	12,134,329
IMPAC Secured Assets Trust, Series 2007-2, Class 1A1C, 1.136%, 5/25/2037 (a)	13,704,551	10,543,637
IndyMac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A, 1.571%, 11/25/2034 (a)	1,054,488	893,757
IndyMac Index Mortgage Loan Trust, Series 2005-AR4, Class AX2, 1.701%, 3/25/2035 (a)(c)	42,239,966	2,114,068
IndyMac Index Mortgage Loan Trust, Series 2005-AR12, Class AX2, 2.122%, 7/25/2035 (a)(c)	52,100,998	4,259,100
IndyMac Index Mortgage Loan Trust, Series 2005-AR15, Class A1, 3.070%, 9/25/2035 (a)(e)	16,577,362	14,419,586
IndyMac Index Mortgage Loan Trust, Series 2005-AR1, Class 3A1, 3.204%, 11/25/2035 (a)	3,434,052	3,263,734
IndyMac Index Mortgage Loan Trust, Series 2005-AR1, Class 2A1, 3.396%, 11/25/2035 (a)	536,278	490,417
IndyMac Index Mortgage Loan Trust, Series 2006-AR9, Class 3A3, 2.982%, 6/25/2036 (a)	1,700,588	1,657,202
IndyMac Index Mortgage Loan Trust, Series 2006-AR19, Class 3A1, 3.344%, 8/25/2036 (a)	6,373,613	5,652,675
IndyMac Index Mortgage Loan Trust, Series 2006-AR27, Class 2A2, 0.956%, 10/25/2036 (a)	9,226,870	8,199,015
IndyMac Index Mortgage Loan Trust, Series 2006-AR29, Class A2, 0.836%, 11/25/2036 (a)	507,935	433,101
IndyMac Index Mortgage Loan Trust, Series 2007-AR5, Class 2A1, 3.174%, 5/25/2037 (a)	890,430	709,609
IndyMac Index Mortgage Loan Trust, Series 2007-AR5, Class 1A1, 3.231%, 5/25/2037 (a)	2,997,855	1,858,811
IndyMac Index Mortgage Loan Trust, Series 2007-AR13, Class 4A1, 2.994%, 7/25/2037 (a)	6,059,950	4,462,953
IndyMac Index Mortgage Loan Trust, Series 2006-AR13, Class A1, 3.262%, 7/25/2037 (a)	626,895	557,858

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2017

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
IndyMac Index Mortgage Loan Trust, Series 2007-FLX5, Class 2A1, 0.951%, 8/25/2037 (a)	$7,414,332	$6,436,230
IndyMac Index Mortgage Loan Trust, Series 2007-AR7, Class 1A1, 3.249%, 11/25/2037 (a)	4,395,012	4,175,662
IndyMac Index Mortgage Loan Trust, Series 2006-AR12, Class A1, 0.961%, 9/25/2046 (a)	8,613,563	7,419,878
Jefferies Resecuritization Trust, Series 2009-R2, Class 5A, 3.575%, 1/26/2036 (a)(b)	2,289,444	2,199,075
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class C, 4.667%, 4/15/2047 (a)	5,000,000	5,088,710
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class RIM, 4.304%, 9/15/2047 (b)	5,000,000	4,643,030
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class D, 4.560%, 9/15/2047 (a)(b)	8,000,000	6,585,336
JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class D, 3.925%, 11/15/2047 (a)(b)	3,660,000	3,033,126
JPMBB Commercial Mortgage Securities Trust, Series 2015-C31, Class C, 4.618%, 8/15/2048 (a)	10,000,000	9,406,610
JPMorgan Alternative Loan Trust, Series 2006-A2, Class 1A4, 1.041%, 5/25/2036 (a)	3,340,963	2,760,083
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-WPT, Class D, 4.517%, 10/15/2033 (a)(b)	3,000,000	3,045,000
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class E, 4.412%, 12/15/2047 (a)(b)	4,000,000	3,803,612
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-INN, Class E, 4.368%, 6/15/2029 (a)(b)	1,000,000	1,000,111
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-INMZ, Class M, 6.996%, 6/15/2029 (Acquired 10/30/2015, Cost $4,989,331) (a)(b)(d)	5,000,000	5,053,230
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL6, Class B, 3.048%, 11/15/2031 (a)(b)	1,300,000	1,313,390
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-CB12, Class B, 5.277%, 9/12/2037 (a)	10,000,000	8,564,230
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class AJ, 5.502%, 6/12/2047 (a)	10,000,000	8,310,370
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM, 5.464%, 1/15/2049 (a)	3,000,000	2,995,821
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4, 2.822%, 8/15/2049 (a)	6,820,000	6,636,808
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class B, 6.044%, 2/15/2051 (a)	4,357,000	4,360,520
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, 3.162%, 8/25/2035 (a)	27,474	26,830
JPMorgan Mortgage Trust, Series 2005-A8, Class 3A1, 3.094%, 11/25/2035 (a)	412,883	384,897
JPMorgan Mortgage Trust, Series 2005-A8, Class 1A1, 3.132%, 11/25/2035 (a)	989,167	926,824
JPMorgan Mortgage Trust, Series 2005-S3, Class 1A14, 5.500%, 1/25/2036	3,312,911	3,105,158
JPMorgan Mortgage Trust, Series 2006-A1, Class 2A2, 3.066%, 2/25/2036 (a)	526,176	483,577
JPMorgan Mortgage Trust, Series 2006-A5, Class 2A1, 3.172%, 8/25/2036 (a)	501,745	447,599
JPMorgan Mortgage Trust, Series 2006-A6, Class 3A2, 3.058%, 10/25/2036 (a)	795,179	698,366
JPMorgan Mortgage Trust, Series 2006-A6, Class 2A4L, 3.145%, 10/25/2036 (a)	2,338,213	2,172,448
JPMorgan Mortgage Trust, Series 2007-A4, Class 3A3, 4.613%, 6/25/2037 (a)	5,004,597	4,547,943
JPMorgan Resecuritization Trust, Series 2010-6, Class 3A8, 3.032%, 3/26/2034 (a)(b)	1,271,819	1,136,880
LB-UBS Commercial Mortgage Trust, Series 2008-C1, Class AJ, 6.120%, 4/15/2041 (a)	4,023,765	2,064,537
Lehman XS Trust, Series 2005-5N, Class 3A1A, 1.056%, 11/25/2035 (a)	3,948,101	3,471,182
LSTAR Securities Investment Ltd., Series 2017-1, Class A, 2.766%, 1/1/2022 (a)(b)	5,000,000	4,998,960
LSTAR Securities Investment Trust, Series 2016-5, Class A1, 3.771%, 11/1/2021 (a)(b)	3,798,504	3,776,841
Luminent Mortgage Trust, Series 2007-1, Class 1A1, 0.916%, 11/25/2036 (a)	6,394,722	5,415,760
Luminent Mortgage Trust, Series 2006-7, Class 2A1, 0.926%, 12/25/2036 (a)	14,276,955	12,341,985

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2017

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Luminent Mortgage Trust, Series 2006-6, Class A1, 0.971%, 10/25/2046 (a)(e)	$27,297,589	$23,727,746
MASTR Adjustable Rate Mortgages Trust, Series 2003-3, Class 3AX, 0.399%, 9/25/2033 (a)(c)	6,039,326	108,835
MASTR Adjustable Rate Mortgages Trust, Series 2004-15, Class 2A2, 3.543%, 12/25/2034 (a)	31,664	30,432
MASTR Adjustable Rate Mortgages Trust, Series 2005-1, Class 9A1, 2.981%, 1/25/2035 (a)	483,682	479,022
MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 5A1, 3.049%, 3/25/2035 (a)	2,126,886	2,124,655
MASTR Adjustable Rate Mortgages Trust, Series 2005-6, Class 7A1, 3.068%, 6/25/2035 (a)	1,244,134	1,170,444
MASTR Adjustable Rate Mortgages Trust, Series 2005-7, Class 2A1, 3.053%, 9/25/2035 (a)	3,163,700	2,822,185
MASTR Adjustable Rate Mortgages Trust, Series 2005-8, Class 3A1, 3.437%, 12/25/2035 (a)	19,349,662	17,319,069
MASTR Adjustable Rate Mortgages Trust, Series 2007-2, Class A1, 0.921%, 3/25/2047 (a)	2,444,522	2,205,587
MASTR Alternative Loan Trust, Series 2006-2, Class 1A2, 6.000%, 3/25/2036	1,017,305	946,621
MASTR Asset Securitization Trust, Series 2005-2, Class 1A6, 5.250%, 11/25/2035	49,061	44,087
MASTR Resecuritization Trust, Series 2008-3, Class A1, 1.191%, 8/25/2037 (a)(b)	13,422,144	9,922,293
Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR3, Class A1, 0.946%, 7/25/2047 (a)	4,752,992	3,981,330
Merrill Lynch Alternative Note Asset Trust, Series 20007-OAR5, Class X, 0.800%, 10/25/2047 (a)(c)	190,752,850	6,617,407
Merrill Lynch Mortgage Investors Trust, Series 2005-A7, Class 2A1, 3.329%, 9/25/2035 (a)	14,716,837	13,721,007
Merrill Lynch Mortgage Investors Trust, Series 2005-2, Class 1A, 2.543%, 10/25/2035 (a)	7,029,088	7,017,083
Merrill Lynch-CFC Commercial Mortgage Trust, Series 2006-1, Class B, 5.872%, 2/12/2039 (a)	231,136	230,075
ML-CFC Commercial Mortgage Trust, Series 2007-7, Class AM, 5.739%, 6/12/2050 (a)	1,000,000	995,485
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class D, 4.830%, 2/15/2047 (a)(b)	5,000,000	4,481,695
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C15, Class D, 4.894%, 4/15/2047 (a)(b)	5,000,000	4,561,550
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, Class D, 4.756%, 6/15/2047 (a)(b)	10,000,000	8,407,260
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class C, 4.452%, 8/15/2047 (a)(h)	10,000,000	10,225,050
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class D, 4.242%, 4/15/2048 (a)(b)	3,000,000	2,483,907
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class C, 4.353%, 5/15/2048 (a)	3,500,000	3,342,945
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class C, 4.753%, 5/15/2049 (a)	10,400,000	10,644,046
Morgan Stanley Capital I Trust, Series 2017-PRME, Class A, 1.670%, 2/15/2034 (a)(b)	2,250,000	2,253,121
Morgan Stanley Capital I Trust, Series 2016-PSQ, Class C, 3.954%, 1/10/2038 (a)(b)	5,000,000	4,722,360
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class D, 5.587%, 2/12/2044 (a)	6,000,000	5,585,586
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class AJ, 5.438%, 3/15/2044 (e)	10,000,000	8,430,620
Morgan Stanley Capital I Trust, Series 2007-IQ14, Class AM, 5.707%, 4/15/2049 (a)(e)	10,000,000	9,874,770
Morgan Stanley Capital I Trust, Series 2007-IQ14, Class AMFX, 5.707%, 4/15/2049 (a)(e)	4,700,000	4,641,142
Morgan Stanley Capital I Trust, Series 2007-IQ16, Class AJFX, 6.093%, 12/12/2049 (a)	2,000,000	1,886,672
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 3A, 2.936%, 7/25/2035 (a)	1,973,920	1,713,635
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 1A, 3.423%, 7/25/2035 (a)(e)	17,388,411	14,589,607
Morgan Stanley Mortgage Loan Trust, Series 2005-9AR, Class 1A, 1.061%, 12/25/2035 (a)	3,678,820	2,969,132
Morgan Stanley Mortgage Loan Trust, Series 2005-11AR, Class A1, 1.051%, 1/25/2036 (a)	1,665,266	1,238,610
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 1A1, 1.006%, 3/25/2036 (a)	7,532,463	6,033,759
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 1A3, 1.016%, 3/25/2036 (a)	4,551,415	3,679,132
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 1AX, 3.182%, 3/25/2036 (a)(c)	56,604,030	6,670,219
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A1, 3.276%, 3/25/2036 (a)(h)	16,263,886	13,515,029
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3, 3.276%, 3/25/2036 (a)	3,865,568	3,256,037

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2017

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Morgan Stanley Mortgage Loan Trust, Series 2007-11AR, Class 2A5, 2.209%, 6/25/2037 (a)	$1,189,888	$771,894
Morgan Stanley Mortgage Loan Trust, Series 2007-11AR, Class 2A3, 2.848%, 6/25/2037 (a)	3,160,475	2,167,517
Morgan Stanley Mortgage Loan Trust, Series 2007-15AR, Class 2A1, 3.094%, 11/25/2037 (a)	12,012,411	10,646,876
Morgan Stanley Mortgage Loan Trust, Series 2007-6XS, Class 2A5S, 6.000%, 2/25/2047 (a)	4,610,992	3,299,045
Morgan Stanley Re-REMIC Trust, Series 2010-R6, Class 4B, 0.946%, 2/26/2037 (a)(b)	13,089,631	11,062,832
Morgan Stanley Resecuritization Trust, Series 2015-R4, Class CB3, 0.598%, 8/26/2047 (a)(b)	1,010,309	665,407
Morgan Stanley Resecuritization Trust, Series 2015-R4, Class CB2, 0.598%, 8/26/2047 (a)(b)	5,146,000	3,715,005
MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-2, Class A1, 1.271%, 9/25/2037 (a)	17,521,880	15,933,136
MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-1, Class 2A12, 0.921%, 6/25/2047 (a)	6,109,469	4,660,926
MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-1, Class 2A14, 1.051%, 6/25/2047 (a)	5,616,408	4,181,157
MortgageIT Trust, Series 2006-1, Class 1A2, 0.971%, 4/25/2036 (a)	5,745,175	4,412,145
MortgageIT Trust, Series 2006-1, Class 2A1A, 0.981%, 4/25/2036 (a)	6,299,218	5,373,800
Motel 6 Trust, Series 2015-M6MZ, Class M, 8.230%, 2/5/2020 (b)	4,956,687	5,030,220
Motel 6 Trust, Series 2015-MTL6, Class F, 5.000%, 2/5/2030 (b)	5,000,000	4,849,810
MSCG Trust, Series 2016-SNR, Class C, 5.205%, 11/15/2034 (b)	5,000,000	5,041,115
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR4, Class 3A1, 3.553%, 8/25/2035 (a)	5,170,448	5,069,738
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AR1, Class 2A1, 3.638%, 2/25/2036 (a)	1,560,443	1,287,628
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AR3, Class A1A, 0.931%, 10/25/2036 (a)	2,728,203	2,178,339
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AR4, Class A3, 0.941%, 12/25/2036 (a)	395,642	329,582
Nomura Resecuritization Trust, Series 2014-6R, Class 3A2, 1.016%, 1/26/2036 (a)(b)	7,037,372	5,787,816
Nomura Resecuritization Trust, Series 2015-2R, Class 3A1, 1.003%, 11/26/2036 (a)(b)	3,052,816	2,911,336
OCP CLO Ltd., Series 2012-2A, Class ER, 9.183%, 11/22/2025 (a)(b)	3,000,000	3,027,282
PHH Alternative Mortgage Trust, Series 2007-1, Class 1A1, 0.931%, 2/25/2037 (a)	5,273,053	4,398,623
PHH Alternative Mortgage Trust, Series 2007-2, Class 1A3, 1.101%, 5/25/2037 (a)	5,259,877	4,912,541
PHH Alternative Mortgage Trust, Series 2007-2, Class 2A5, 1.306%, 5/25/2037 (a)	10,099,710	6,918,544
PHH Alternative Mortgage Trust, Series 2007-2, Class 2A2, 6.000%, 5/25/2037	1,317,193	1,182,388
Prime Mortgage Trust, Series 2005-4, Class 2A4, 1.256%, 10/25/2035 (a)	81,227	74,306
RAIT Trust, Series 2015-FL5, Class A, 2.867%, 1/15/2031 (a)(b)	889,836	894,284
RAIT Trust, Series 2015-FL4, Class B, 3.067%, 12/15/2031 (a)(b)	491,609	492,073
RAIT Trust, Series 2015-FL4, Class D, 5.017%, 12/15/2031 (a)(b)	2,949,513	3,019,900
Residential Accredit Loans, Inc. Trust, Series 2005-QA4, Class A31, 3.510%, 4/25/2035 (a)	6,781,598	6,317,947
Residential Accredit Loans, Inc. Trust, Series 2005-QS7, Class A1, 5.500%, 6/25/2035	5,084,490	4,684,386
Residential Accredit Loans, Inc. Trust, Series 2005-QS11, Class A2, 1.256%, 7/25/2035 (a)	631,743	527,848
Residential Accredit Loans, Inc. Trust, Series 2005-QA7, Class A22, 3.496%, 7/25/2035 (a)	4,974,494	4,561,347
Residential Accredit Loans, Inc. Trust, Series 2005-QA8, Class CB21, 3.764%, 7/25/2035 (a)	783,326	642,328
Residential Accredit Loans, Inc. Trust, Series 2005-QS12, Class A10, 2.106%, 8/25/2035 (a)	8,238,682	6,419,746
Residential Accredit Loans, Inc. Trust, Series 2005-QS12, Class A3, 5.500%, 8/25/2035	2,050,450	1,930,523
Residential Accredit Loans, Inc. Trust, Series 2005-QS12, Class A4, 5.500%, 8/25/2035	12,645,495	11,412,041
Residential Accredit Loans, Inc. Trust, Series 2005-QS13, Class 1A1, 1.156%, 9/25/2035 (a)	337,200	237,614
Residential Accredit Loans, Inc. Trust, Series 2005-QS14, Class 2A1, 6.000%, 9/25/2035	12,479,745	9,362,941
Residential Accredit Loans, Inc. Trust, Series 2005-QS16, Class A1, 1.456%, 11/25/2035 (a)	1,403,837	1,029,839
Residential Accredit Loans, Inc. Trust, Series 2005-QA13, Class 2A1, 4.080%, 12/25/2035 (a)	11,180,357	10,142,104

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2017

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Residential Accredit Loans, Inc. Trust, Series 2005-QS17, Class A10, 6.000%, 12/25/2035	$3,248,103	$2,886,829
Residential Accredit Loans, Inc. Trust, Series 2006-QS1, Class A5, 1.666%, 1/25/2036 (a)	14,287,408	10,734,558
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A10, 1.256%, 2/25/2036 (a)	11,908,180	8,180,670
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A2, 1.256%, 2/25/2036 (a)	1,201,471	832,988
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A14, 1.456%, 2/25/2036 (a)	11,223,880	7,854,168
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A5, 1.756%, 2/25/2036 (a)	2,027,442	1,452,162
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A9, 5.500%, 2/25/2036	4,045,423	3,515,104
Residential Accredit Loans, Inc. Trust, Series 2006-QS3, Class 1A8, 1.156%, 3/25/2036 (a)	4,971,666	3,699,546
Residential Accredit Loans, Inc. Trust, Series 2006-QS3, Class 1A1, 1.456%, 3/25/2036 (a)	9,215,092	6,720,179
Residential Accredit Loans, Inc. Trust, Series 2006-QS3, Class 1A14, 6.000%, 3/25/2036	4,733,205	4,252,354
Residential Accredit Loans, Inc. Trust, Series 2006-QA4, Class A, 0.936%, 5/25/2036 (a)	4,179,747	3,614,770
Residential Accredit Loans, Inc. Trust, Series 2006-QS5, Class A1, 6.000%, 5/25/2036	3,139,304	2,686,475
Residential Accredit Loans, Inc. Trust, Series 2006-QS5, Class A9, 6.000%, 5/25/2036	4,485,221	3,800,140
Residential Accredit Loans, Inc. Trust, Series 2006-QS7, Class A1, 6.000%, 6/25/2036	2,721,055	2,283,351
Residential Accredit Loans, Inc. Trust, Series 2006-QS7, Class A3, 6.000%, 6/25/2036	3,369,633	2,842,481
Residential Accredit Loans, Inc. Trust, Series 2006-QA5, Class 1A2, 0.936%, 7/25/2036 (a)	2,806,264	1,812,131
Residential Accredit Loans, Inc. Trust, Series 2006-QS9, Class 1A8, 1.406%, 7/25/2036 (a)	3,043,590	1,997,611
Residential Accredit Loans, Inc. Trust, Series 2006-QS9, Class 1A10, 6.500%, 7/25/2036	4,377,264	3,762,009
Residential Accredit Loans, Inc. Trust, Series 2006-QA7, Class 1A1, 0.946%, 8/25/2036 (a)	16,992,273	14,877,007
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A5, 1.056%, 8/25/2036 (a)	2,405,344	1,516,600
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A4, 5.750%, 8/25/2036	418,460	334,239
Residential Accredit Loans, Inc. Trust, Series 2006-QS8, Class A1, 6.000%, 8/25/2036	5,950,590	4,991,301
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A1, 6.000%, 8/25/2036	4,563,135	3,803,638
Residential Accredit Loans, Inc. Trust, Series 2006-QS11, Class 1A8, 6.000%, 8/25/2036	6,463,332	5,188,821
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A10, 6.000%, 8/25/2036	591,784	497,621
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A15, 6.000%, 8/25/2036	772,463	627,746
Residential Accredit Loans, Inc. Trust, Series 2006-QS12, Class 2A18, 5.750%, 9/25/2036	819,705	671,235
Residential Accredit Loans, Inc. Trust, Series 2006-QS12, Class 2A4, 6.000%, 9/25/2036	8,278,807	7,025,710
Residential Accredit Loans, Inc. Trust, Series 2006-QS14, Class A15, 1.056%, 11/25/2036 (a)	4,606,640	2,904,054
Residential Accredit Loans, Inc. Trust, Series 2006-QS16, Class A10, 6.000%, 11/25/2036	3,221,223	2,598,174
Residential Accredit Loans, Inc. Trust, Series 2006-QS14, Class A13, 6.500%, 11/25/2036	2,418,275	2,064,503
Residential Accredit Loans, Inc. Trust, Series 2006-QS14, Class A1, 6.500%, 11/25/2036	1,245,849	1,045,899
Residential Accredit Loans, Inc. Trust, Series 2006-QA11, Class A1, 0.926%, 12/25/2036 (a)	352,926	286,010
Residential Accredit Loans, Inc. Trust, Series 2006-QA10, Class A2, 0.936%, 12/25/2036 (a)	1,356,020	1,152,193
Residential Accredit Loans, Inc. Trust, Series 2006-QA10, Class A1, 0.941%, 12/25/2036 (a)	5,575,781	4,839,884
Residential Accredit Loans, Inc. Trust, Series 2006-QS17, Class A7, 6.000%, 12/25/2036	6,545,282	5,525,076
Residential Accredit Loans, Inc. Trust, Series 2006-QS17, Class A6, 6.250%, 12/25/2036	15,254,077	13,154,521
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 1A5, 1.306%, 1/25/2037 (a)	2,308,854	1,540,797
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 2A10, 6.000%, 1/25/2037	4,675,488	3,740,886
Residential Accredit Loans, Inc. Trust, Series 2007-QS2, Class A4, 6.250%, 1/25/2037	2,621,833	2,159,984
Residential Accredit Loans, Inc. Trust, Series 2007-QS3, Class AP, 0.000%, 2/25/2037	1,336,644	684,766
Residential Accredit Loans, Inc. Trust, Series 2007-QS3, Class AV, 0.341%, 2/25/2037 (a)(c)	66,552,629	1,030,967
Residential Accredit Loans, Inc. Trust, Series 2007-QS5, Class AP, 0.000%, 3/25/2037	750,822	425,838
Residential Accredit Loans, Inc. Trust, Series 2007-QS4, Class 3A4, 6.000%, 3/25/2037	7,624,708	6,583,684
Residential Accredit Loans, Inc. Trust, Series 2007-QS6, Class AP, 0.000%, 4/25/2037	1,289,008	759,049
Residential Accredit Loans, Inc. Trust, Series 2007-QS6, Class A1, 1.101%, 4/25/2037 (a)	6,498,562	4,097,389
Residential Accredit Loans, Inc. Trust, Series 2007-QA3, Class A1, 0.856%, 5/25/2037 (a)	3,133,062	2,465,967
Residential Accredit Loans, Inc. Trust, Series 2007-QA3, Class A3, 0.946%, 5/25/2037 (a)	19,895,949	16,955,149
Residential Accredit Loans, Inc. Trust, Series 2007-QS7, Class 1A1, 6.000%, 5/25/2037	18,944,334	17,078,639

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2017

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Residential Accredit Loans, Inc. Trust, Series 2007-QS8, Class A13, 6.000%, 6/25/2037	$1,670,925	$1,401,420
Residential Accredit Loans, Inc. Trust, Series 2007-QS9, Class AP, 0.000%, 7/25/2037	2,765,063	1,537,522
Residential Accredit Loans, Inc. Trust, Series 2007-QS10, Class A1, 6.500%, 9/25/2037	6,213,367	5,537,794
Residential Accredit Loans, Inc. Trust, Series 2006-QO9, Class AXP, 0.250%, 12/25/2046 (a)(c)	116,109,082	1,371,480
Residential Asset Securitization Trust, Series 2004-A9, Class A4, 5.250%, 12/25/2034	6,939,859	6,975,162
Residential Asset Securitization Trust, Series 2005-A3, Class AX, 0.308%, 4/25/2035 (a)(c)	35,716,833	518,823
Residential Asset Securitization Trust, Series 2005-A4, Class A1, 1.221%, 4/25/2035 (a)	5,338,462	4,192,828
Residential Asset Securitization Trust, Series 2005-A10, Class A3, 5.500%, 9/25/2035	3,798,462	3,283,839
Residential Asset Securitization Trust, Series 2005-A11, Class 1AX, 0.305%, 10/25/2035 (a)(c)	44,986,079	661,925
Residential Asset Securitization Trust, Series 2005-A11, Class 1A1, 1.221%, 10/25/2035 (a)	4,402,588	3,583,324
Residential Asset Securitization Trust, Series 2005-A11, Class 1A3, 5.500%, 10/25/2035	4,040,968	3,681,128
Residential Asset Securitization Trust, Series 2005-A12, Class A10, 1.206%, 11/25/2035 (a)	1,823,546	1,400,693
Residential Asset Securitization Trust, Series 2005-A14, Class A3, 5.500%, 12/25/2035	1,123,254	891,397
Residential Funding Mortgage Securities Trust, Series 2005-SA5, Class 2A, 3.746%, 11/25/2035 (a)	684,007	637,366
Residential Funding Mortgage Securities Trust, Series 2006-SA1, Class 1A1, 3.741%, 2/25/2036 (a)	2,853,558	2,715,800
Residential Funding Mortgage Securities Trust, Series 2006-S6, Class A14, 6.000%, 7/25/2036	376,662	358,111
Residential Funding Mortgage Securities Trust, Series 2006-S7, Class A7, 6.250%, 8/25/2036	178,603	165,941
Residential Funding Mortgage Securities Trust, Series 2006-S10, Class 1A3, 6.000%, 10/25/2036	1,536,080	1,405,716
Residential Funding Mortgage Securities Trust, Series 2007-S1, Class A7, 6.000%, 1/25/2037	4,781,726	4,348,745
Residential Funding Mortgage Securities Trust, Series 2007-S6, Class 2A5, 1.256%, 6/25/2037 (a)	2,967,753	2,387,456
Sequoia Mortgage Trust, Series 2004-7, Class A3B, 2.310%, 8/20/2034 (a)	139,793	136,079
Sequoia Mortgage Trust, Series 2007-3, Class 2AA1, 3.102%, 7/20/2037 (a)	829,675	694,819
Sequoia Mortgage Trust, Series 2007-2, Class 2AA1, 3.202%, 1/20/2038 (a)	1,209,750	1,037,039
Sequoia Mortgage Trust, Series 2014-3, Class AI01, 0.250%, 10/25/2044 (b)(c)	8,195,357	54,191
Sequoia Mortgage Trust, Series 2007-1, Class 5A1, 3.254%, 10/20/2046 (a)	7,393,233	6,547,891
Sequoia Mortgage Trust, Series 2007-1, Class 2A1, 2.985%, 2/20/2047 (a)	1,293,994	1,163,064
SG Commercial Mortgage Securities Trust, Series 2016-C5, Class C, 4.846%, 10/10/2048 (a)	4,000,000	3,984,072
Station Place Securitization Trust, Series 2016-1, Class C, 3.771%, 2/25/2017 (a)	15,000,000	15,000,000
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-1, Class 4A2, 3.041%, 2/25/2035 (a)	503,442	476,583
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-1, Class 5A2, 3.055%, 2/25/2035 (a)	1,088,063	1,027,125
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-1, Class 1A1, 3.083%, 2/25/2035 (a)	5,806,004	5,489,785
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-4, Class 5A, 3.223%, 3/25/2035 (a)	2,996,413	2,884,952
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-9, Class AX, 0.902%, 5/25/2035 (a)(c)	81,266,940	1,912,292
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-17, Class 5A1, 3.004%, 8/25/2035 (a)	6,456,347	5,864,216
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-17, Class 3A1, 3.081%, 8/25/2035 (a)	57,046	54,362
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-18, Class 6A1, 3.087%, 9/25/2035 (a)	1,763,804	1,665,373
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-18, Class 7A3, 3.319%, 9/25/2035 (a)	17,249,361	15,007,134

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2017

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-4, Class 1A2, 0.976%, 5/25/2037 (a)	$10,177,613	$8,843,440
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-8, Class 1A2, 2.271%, 9/25/2037 (a)	2,436,999	2,098,585
Structured Asset Mortgage Investments II Trust, Series 2004-AR7, Class X, 0.876%, 4/19/2035 (a)(c)	26,800,310	782,810
Structured Asset Mortgage Investments II Trust, Series 2006-AR7, Class A1BG, 0.876%, 8/25/2036 (a)	10,114,740	8,384,674
Structured Asset Mortgage Investments II Trust, Series 2007-AR6, Class A1, 2.096%, 8/25/2047 (a)(e)	21,895,177	18,947,452
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-6A, Class 2A1, 3.148%, 3/25/2033 (a)	61,943	59,914
Structured Asset Securities Corp. Trust, Series 2005-10, Class 5A4, 5.750%, 12/25/2034	395,530	373,826
Structured Asset Securities Corp. Trust, Series 2005-17, Class 5A1, 5.500%, 10/25/2035	8,700,948	7,126,729
Thornburg Mortgage Securities Trust, Series 2006-4, Class A2C, 3.168%, 7/25/2036 (a)	3,572,013	1,190,277
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class C, 4.958%, 8/10/2049 (a)(b)	2,000,000	2,106,730
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class F, 4.885%, 5/10/2063 (a)(b)	7,000,000	5,054,175
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class AJ, 5.413%, 12/15/2043 (a)	15,000,000	15,150,165
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class AJ, 6.107%, 6/15/2045 (a)	7,705,000	5,747,398
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class B, 5.672%, 10/15/2048 (a)	7,250,000	7,077,341
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class B, 5.716%, 6/15/2049 (a)(g)	8,500,000	7,607,500
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class B, 5.965%, 2/15/2051 (a)	5,000,000	4,918,830
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class D, 5.965%, 2/15/2051 (a)	2,000,000	1,832,138
Wachovia Mortgage Loan Trust LLC, Series 2006-AMN1, Class A2, 0.906%, 8/25/2036 (a)	34,616,494	22,853,325
Wachovia Mortgage Loan Trust LLC, Series 2006-AMN1, Class A3, 0.996%, 8/25/2036 (a)	4,136,261	2,751,267
Wachovia Mortgage Loan Trust LLC, Series 2006-ALT1, Class A1, 0.836%, 1/25/2037 (a)	3,164,332	2,161,131
Wachovia Mortgage Loan Trust LLC, Series 2006-ALT1, Class A2, 0.936%, 1/25/2037 (a)	5,352,856	3,716,568
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2003-S12, Class 3A, 5.000%, 11/25/2018	217,787	217,485
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR4, Class A5, 2.792%, 4/25/2035 (a)	2,466,017	2,505,367
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR18, Class 3A1, 2.635%, 1/25/2036 (a)	4,923,411	4,831,698
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR12, Class 1A4, 2.851%, 10/25/2036 (a)	7,273,151	6,693,612
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR14, Class 2A2, 2.631%, 11/25/2036 (a)	435,670	377,440
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY3, Class 3A3, 3.871%, 3/25/2037 (a)	2,025,981	1,853,965
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 2A1, 2.616%, 7/25/2037 (a)	765,210	617,648
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR8, Class X, 1.539%, 7/25/2045 (a)(c)	43,653,208	2,168,560
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR11, Class X, 1.437%, 8/25/2045 (a)(c)	82,430,765	4,082,136
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR19, Class A1B2, 1.166%, 12/25/2045 (a)	218,050	198,488
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR1, Class 2A1A, 1.666%, 1/25/2046 (a)	3,720,376	3,639,469
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR10, Class 3A2, 5.997%, 8/25/2046 (a)	158,763	142,851

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2017

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR13, Class 2A, 2.103%, 10/25/2046 (a)	$2,634,508	$2,420,715
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-3, Class 1CB3, 1.206%, 5/25/2035 (a)	5,057,480	3,768,622
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-4, Class CB9, 1.156%, 6/25/2035 (a)	162,611	123,565
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-AR1, Class A1A, 1.016%, 12/25/2035 (a)	8,025,486	6,765,581
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-10, Class 4CB1, 5.750%, 12/25/2035	684,447	639,051
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-11, Class A2, 5.750%, 1/25/2036	4,927,932	4,405,911
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-8, Class A1, 0.876%, 10/25/2036 (a)	16,358,623	9,080,737
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-8, Class A5, 4.563%, 10/25/2036 (a)	11,561,400	7,440,616
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-HY1, Class A2A, 0.916%, 2/25/2037 (a)	11,682,179	9,278,068
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-HY1, Class A3A, 0.986%, 2/25/2037 (a)	11,755,631	9,189,941
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-OC2, Class A3, 1.066%, 6/25/2037 (a)	3,336,193	2,973,405
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-AR3, Class A1A, 1.566%, 5/25/2046 (a)	16,850,683	13,125,250
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-AR8, Class 3X1, 0.945%, 10/25/2046 (a)(c)	32,376,967	1,390,332
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-AR8, Class 2A, 1.446%, 10/25/2046 (a)(e)	20,048,262	15,839,771
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-OA3, Class 2A, 1.346%, 2/25/2047 (a)	5,923,780	4,573,567
Wells Fargo Alternative Loan Trust, Series 2007-PA1, Class A8, 1.296%, 3/25/2037 (a)	7,981,534	6,268,026
Wells Fargo Alternative Loan Trust, Series 2007-PA6, Class A1, 3.160%, 12/28/2037 (a)	561,667	528,380
Wells Fargo Commercial Mortgage Trust, Series 2016-BNK1, Class C, 3.071%, 8/15/2049	2,000,000	1,845,588
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A5, 3.767%, 7/15/2058 (a)	6,000,000	6,259,734
Wells Fargo Commercial Mortgage Trust, Series 2016-LC25, Class C, 4.437%, 12/15/2059 (a)	8,000,000	7,776,136
Wells Fargo Mortgage Backed Securities Trust, Series 2005-2, Class 2A1, 4.750%, 4/25/2020	6,696	6,729
Wells Fargo Mortgage Backed Securities Trust, Series 2003-L, Class 1A4, 2.885%, 11/25/2033 (a)	20,815	21,206
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR2, Class 2A5, 3.039%, 3/25/2035 (a)	153,931	155,042
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 7A2, 3.082%, 10/25/2035 (a)	377,946	89,231
Wells Fargo Mortgage Backed Securities Trust, Series 2005-8, Class A1, 5.500%, 10/25/2035	12,880	13,161
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR11, Class A1, 3.033%, 8/25/2036 (a)	1,105,748	1,017,466
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR14, Class 1A3, 3.062%, 10/25/2036 (a)	2,938,823	2,862,684
Wells Fargo Mortgage Backed Securities Trust, Series 2007-10, Class 2A5, 6.250%, 7/25/2037	5,777	5,551
Wells Fargo Mortgage Backed Securities Trust, Series 2007-15, Class A1, 6.000%, 11/25/2037	1,996,161	1,896,800
WFCG Commercial Mortgage Trust, Series 2015-BXRP, Class G, 3.787%, 11/15/2029 (a)(b)	6,427,417	6,123,664

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2017

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class E, 5.248%, 6/15/2044 (a)(b)	$8,704,568	$8,801,615
WF-RBS Commercial Mortgage Trust, Series 2013-C14, Class D, 3.997%, 6/15/2046 (a)(b)	8,470,000	8,040,351
WF-RBS Commercial Mortgage Trust, Series 2013-C17, Class D, 5.124%, 12/15/2046 (a)(b)	5,000,000	4,867,370
WF-RBS Commercial Mortgage Trust, Series 2014-C20, Class C, 4.513%, 5/15/2047 (a)	5,000,000	5,088,345

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS – (Cost $2,963,720,919)		2,910,392,617

Corporate Obligations – 6.32%
Financial – 6.32%
Atlantic Capital Bancshares, Inc., 6.250%, 9/30/2025 (b)	3,000,000	3,110,562
Avidbank Holdings, Inc., 6.875%, 11/15/2025 (a)(b)	8,000,000	8,122,664
Banc of California, Inc., 5.250%, 4/15/2025	7,250,000	7,117,332
Bank of Commerce Holdings, 6.875%, 12/10/2025 (a)(b)	9,000,000	9,090,000
Brand Group Holdings, Inc., 8.500%, 6/27/2024 (b)	10,000,000	10,213,640
Cadence Financial Corp., 6.500%, 3/11/2025 (a)(b)	11,000,000	10,232,849
Capital Bancorp, Inc., 6.950%, 12/1/2025 (Acquired 11/16/2015 through 03/09/2016, Cost $6,239,123) (a)(d)	6,250,000	6,396,637
ConnectOne Bancorp, Inc., 5.750%, 7/1/2025 (a)	10,750,000	11,054,064
Empire Bancorp, Inc., 7.375%, 12/17/2025 (Acquired 12/16/2015, Cost $7,500,000) (d)	7,500,000	7,558,882
EverBank Financial Corp., 6.000%, 3/15/2026 (a)	5,000,000	5,236,030
EverBank Financial Corp., 5.750%, 7/2/2025	2,000,000	2,039,104
Fidelity Bank, 5.875%, 5/31/2030 (a)	16,000,000	16,436,944
Financial Institutions, Inc., 6.000%, 4/15/2030 (a)	4,500,000	4,559,706
First Midwest Bancorp, Inc., 5.875%, 9/29/2026	8,500,000	8,816,574
First NBC Bank Holding Co., 5.750%, 2/18/2025	13,500,000	12,082,500
First Priority Bank, 7.000%, 11/30/2025 (b)	6,000,000	6,046,194
Franklin Financial Network, Inc., 6.875%, 3/30/2026 (a)	1,250,000	1,346,060
Franklin Financial Network, Inc., 7.000%, 7/1/2026 (a)	2,000,000	2,066,288
Great Southern Bancorp, Inc., 5.250%, 8/15/2026 (a)	3,256,000	3,348,916
Jeff Davis Bancshares, Inc., 6.750%, 1/15/2027 (b)	5,000,000	5,000,000
Lakeland Bancorp, Inc., 5.125%, 9/30/2026 (a)	2,900,000	2,918,647
Luther Burbank Corp., 6.500%, 9/30/2024	21,450,000	23,640,217
Marquis Bancorp, Inc., 7.000%, 10/30/2026	4,000,000	4,000,000
Metropolitan Bancgroup, Inc., 6.500%, 7/1/2026	2,500,000	2,508,160
Midland States Bancorp, Inc., 6.500%, 6/18/2025	15,000,000	15,080,085
NexBank Capital, Inc., 5.500%, 3/16/2026	5,000,000	5,032,580
Noah Bank, 9.000%, 4/17/2025 (Acquired 04/15/2015 through 03/09/2016, Cost $4,518,689) (d)	4,500,000	4,555,912
Oconomowoc Bancshares, Inc., 6.875%, 11/17/2025 (b)	7,500,000	7,591,553
Old Second Bancorp, Inc., 5.750%, 12/31/2026 (a)	1,300,000	1,333,558
Opus Bank, 5.500%, 7/1/2026 (a)	1,750,000	1,771,023
Pinnacle Financial Partners, Inc., 5.250%, 11/16/2026 (a)(b)	2,000,000	2,027,500
Plaza Bancorp, 7.125%, 6/26/2025 (b)	5,000,000	5,061,465
Preferred Bank, 6.000%, 6/15/2026 (a)	4,938,000	5,178,728
RBB Bancorp, 6.500%, 3/31/2026	6,000,000	6,097,242
Revere Bank, 5.625%, 9/30/2026 (a)	6,500,000	6,543,622
Southern National Bancorp of Virginia, Inc., 5.875%, 1/31/2027 (b)	2,000,000	2,000,000

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2017

	Principal Amount	Value
Corporate Obligations – (continued)
Financial – (continued)
Southside Bancshares, Inc., 5.500%, 9/30/2026 (a)	$3,000,000	$3,134,409
Sterling Bancorp, Inc., 7.000%, 4/15/2026 (a)	6,750,000	6,794,010
Synovus Financial Corp., 5.750%, 12/15/2025 (a)	11,610,000	12,225,330
Tri-County Financial Group, Inc., 7.000%, 10/15/2026	7,500,000	7,550,340
Union Bankshares Corp., 5.000%, 12/15/2026 (a)	3,300,000	3,397,004
United Financial Bancorp, Inc., 5.750%, 10/1/2024	13,700,000	14,003,811
USAmeriBancorp, Inc., 6.250%, 4/1/2026	1,000,000	1,025,930
Your Community Bank, 6.250%, 12/15/2025 (a)	2,000,000	2,080,472

TOTAL CORPORATE OBLIGATIONS – (Cost $280,439,181)		285,426,544

Investment Companies – 0.23%	Shares
Affiliated Mutual Funds – 0.23%
Angel Oak High Yield Opportunities Fund	894,010	10,629,784

TOTAL INVESTMENT COMPANIES – (Cost $10,284,062)		10,629,784

Mortgage Backed Securities – U.S. Government Agency Issues – 4.18%	Principal Amount
Federal Home Loan Mortgage Corp., Series KJ08, Class A2, 2.356%, 8/25/2022	$1,000,000	996,006
Federal Home Loan Mortgage Corp., Series KJ11, Class A2, 2.932%, 1/25/2023	4,000,000	4,079,828
Federal Home Loan Mortgage Corp., Series 2016-KF14, Class B, 9.424%, 1/25/2023 (a)(b)	8,081,160	9,483,063
Federal Home Loan Mortgage Corp., Series K724, Class A2, 3.062%, 11/25/2023 (a)	3,500,000	3,609,851
Federal Home Loan Mortgage Corp., Series KJ10, Class A2, 2.912%, 12/25/2023	2,032,000	2,065,280
Federal Home Loan Mortgage Corp., Series 2014-DN1, Class M3, 5.256%, 2/25/2024 (a)	8,052,000	8,868,046
Federal Home Loan Mortgage Corp., Series 2014-HQ2, Class M2, 2.971%, 9/25/2024 (a)	7,000,000	7,183,113
Federal Home Loan Mortgage Corp., Series 2015-K44, Class C, 3.685%, 1/25/2025 (a)(b)	5,000,000	4,317,500
Federal Home Loan Mortgage Corp., Series 2015-DN1, Class M3, 4.921%, 1/25/2025 (a)	5,000,000	5,354,250
Federal Home Loan Mortgage Corp., Series 2015-HQ1, Class M3, 4.571%, 3/25/2025 (a)	1,650,000	1,759,558
Federal Home Loan Mortgage Corp., Series 2016-KSW1, Class B, 2.802%, 2/25/2026 (a)(b)	8,816,500	9,414,603
Federal Home Loan Mortgage Corp., Series 2016-KF21, Class B, 6.021%, 7/25/2026 (a)(b)	3,386,000	3,445,739
Federal Home Loan Mortgage Corp., Series K061, Class A2, 3.347%, 11/25/2026	4,000,000	4,142,472
Federal Home Loan Mortgage Corp., Series 2015-HQA1, Class M2, 3.406%, 3/25/2028 (a)	2,613,471	2,674,631
Federal Home Loan Mortgage Corp., Series 2015-DNA3, Class M2, 3.621%, 4/25/2028 (a)	3,000,000	3,108,762
Federal Home Loan Mortgage Corp., Series 2015-HQA2, Class M2, 3.571%, 5/25/2028 (a)	3,243,585	3,328,726
Federal Home Loan Mortgage Corp., Series 2016-DNA1, Class M1, 2.221%, 7/25/2028 (a)	1,246,462	1,252,502
Federal Home Loan Mortgage Corp., Series 2016-HQA1, Class M2, 3.506%, 9/25/2028 (a)	5,000,000	5,182,880
Federal Home Loan Mortgage Corp., Series 2016-HQA2, Class M1, 1.956%, 11/25/2028 (a)	3,109,844	3,137,587
Federal Home Loan Mortgage Corp., Series 2016-HQA2, Class M3, 5.906%, 11/25/2028 (a)	5,000,000	5,577,975
Federal Home Loan Mortgage Corp., Series 2016-DNA3, Class M1, 1.871%, 12/25/2028 (a)	3,177,331	3,191,741
Federal Home Loan Mortgage Corp., Series 2016-DNA3, Class M2, 2.771%, 12/25/2028 (a)	2,734,000	2,779,207
Federal Home Loan Mortgage Corp., Series 2016-HQA3, Class M2, 2.106%, 3/26/2029 (a)	2,261,074	2,268,269
Federal Home Loan Mortgage Corp., Series 2016-HQA4, Class M2, 2.056%, 4/25/2029 (a)	4,500,000	4,476,244
Federal Home Loan Mortgage Corp., Series 2017-DNA1, Class M1, 1.979%, 7/25/2029 (a)	1,500,000	1,500,000
Federal Home Loan Mortgage Corp., Series 2016-K723, Class B, 3.582%, 10/25/2039 (a)	10,000,000	9,466,740
Federal Home Loan Mortgage Corp., Series 2016-K58, Class B, 3.739%, 9/25/2049 (a)(b)	10,000,000	9,339,270

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2017

	Principal Amount	Value
Mortgage Backed Securities – U.S. Government Agency Issues – (continued)
Federal National Mortgage Association, Series 2015-M4, Class ABV2, 2.369%, 7/25/2022	$2,101,417	$2,091,208
Federal National Mortgage Association, Series 2016-M13, Class FA, 1.225%, 11/25/2023 (a)	2,998,675	3,008,892
Federal National Mortgage Association, Series 2014-C03, Class 1M2, 3.771%, 7/25/2024 (a)	5,000,000	5,104,080
Federal National Mortgage Association, Series 2014-C04, Class 2M2, 5.756%, 11/25/2024 (a)	4,889,609	5,330,255
Federal National Mortgage Association, Series 2016-M11, Class A1, 2.080%, 7/25/2026	4,572,588	4,469,600
Federal National Mortgage Association, Series 2015-C04, Class 2M2, 6.321%, 4/25/2028 (a)	4,000,000	4,413,648
Federal National Mortgage Association, Series 2016-C03, Class 1M2, 6.056%, 10/25/2028 (a)	2,000,000	2,181,984
Federal National Mortgage Association, Series 2016-C05, Class 2M1, 2.106%, 1/25/2029 (a)	4,831,632	4,882,229
Federal National Mortgage Association, Series 2016-C04, Class 1M1, 2.206%, 1/25/2029 (a)	4,856,736	4,893,122
Federal National Mortgage Association, Series 2016-C04, Class 1M2, 5.021%, 1/25/2029 (a)	5,000,000	5,302,925
Federal National Mortgage Association, Series 2016-C05, Class 2M2, 5.206%, 1/25/2029 (a)	6,500,000	6,908,668
Federal National Mortgage Association, Series 2016-C06, Class 1M1, 2.056%, 4/25/2029 (a)	6,900,933	6,971,391
Federal National Mortgage Association, Series 2016-C06, Class 1M2, 5.006%, 4/25/2029 (a)	5,000,000	5,308,015
Federal National Mortgage Association, Series 2015-22, Class IN, 3.000%, 3/25/2044 (c)	12,048,729	1,441,281
Government National Mortgage Association, Series 2012-20, Class CI, 3.500%, 4/20/2035 (c)	7,550,439	453,902
Government National Mortgage Association, Series 2012-7, Class PI, 3.500%, 1/20/2038 (c)	7,345,235	390,399
Government National Mortgage Association, Series 2014-118, Class HI, 4.000%, 3/20/2040 (c)	6,797,590	830,951
Government National Mortgage Association, Series 2014-55, Class IO, 3.500%, 8/20/2041 (c)	14,802,194	1,406,801
Government National Mortgage Association, Series 2013-37, Class IQ, 4.000%, 2/20/2043 (c)	1,751,116	242,192
Government National Mortgage Association, Series 2014-11, Class IO, 3.500%, 1/20/2044 (c)	7,881,677	1,323,286

TOTAL MORTGAGE BACKED SECURITIES – U.S. GOVERNMENT AGENCY ISSUES – (Cost $184,618,240)		188,958,672

Preferred Stocks – 0.08%	Shares
Financial – 0.08%
Morgan Stanley	130,497	2,963,587
Wells Fargo & Co.	23,990	575,520

TOTAL PREFERRED STOCKS – (Cost $3,481,416)		3,539,107

Short Term Investments – 6.31%
Money Market Funds – 6.31%
Fidelity Institutional Money Market Government Portfolio, Institutional Class, 0.43% (i)	285,007,714	285,007,714

TOTAL SHORT TERM INVESTMENTS – (Cost $285,007,714)		285,007,714

TOTAL INVESTMENTS – 104.90% – (Cost $4,789,944,598)		4,738,033,454

Liabilities in Excess of Other Assets – (4.90%)		(221,430,636)

NET ASSETS – 100.00%		$4,516,602,818

(a)	Variable or Floating Rate Security. Rate disclosed as of January 31, 2017.
(b)	Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2017, the value of these securities amounted to $1,261,045,178 or 27.92% of net assets.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Schedule of Investments – (continued)

January 31, 2017

(c)	Interest Only Security.
(d)	Illiquid security. At January 31, 2017, the value of these securities amounted to $88,099,700 or 1.95% of net assets.
(e)	All or a portion of the security has been pledged as collateral in connection with open credit agreements. At January 31, 2017, the value of securities pledged amounted to $516,077,386.
(f)	Security exempt from registration under Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. At January 31, 2017, the value of these securities amounted to $500,194 or 0.01% of net assets.
(g)	As of January 31, 2017, the Fund has fair valued this security. The value of these securities amounted to $10,418,254 or 0.23% of net assets.
(h)	All or a portion of the security has been pledged as collateral in connection with open reverse repurchase agreements. At January 31, 2017, the value of securities pledged amounted to $23,740,079.
(i)	Rate disclosed is the seven day yield as of January 31, 2017.
(j)	See Note 5 to the Financial Statements.

Schedule of Open Futures Contracts

Futures Contracts	Expiration Month	Number of Contracts	Notional Value	Unrealized Appreciation / (Depreciation)
90 Day Euro$ Future	March 2017	(524)	$(129,591,750)	$201,841
90 Day Euro$ Future	September 2017	(414)	(102,097,575)	55,476
5 Year ERIS Aged Standard Swap Future	September 2020	787	75,717,034	(5,772)
5 Year ERIS Aged Standard Swap Future	December 2020	661	64,740,389	1,808,353
5 Year ERIS Aged Standard Swap Future	March 2021	52	5,117,611	(9,838)
5 Year ERIS Aged Standard Swap Future	June 2021	119	11,765,661	327,214
5 Year ERIS Aged Standard Swap Future	December 2021	83	8,481,936	144,709
7 Year ERIS Aged Standard Swap Future	December 2022	212	20,642,949	(19,318)
7 Year ERIS Aged Standard Swap Future	June 2023	215	21,515,502	518,976
7 Year ERIS Aged Standard Swap Future	September 2023	16	1,583,422	67,392
10 Year ERIS Aged Standard Swap Future	June 2024	6	513,864	37,212
10 Year ERIS Aged Standard Swap Future	December 2024	951	84,955,112	(4,670,121)
10 Year ERIS Aged Standard Swap Future	March 2025	18	1,619,838	10,557
10 Year ERIS Aged Standard Swap Future	June 2025	235	21,851,828	(907,813)
10 Year ERIS Aged Standard Swap Future	September 2025	478	44,753,467	(455,699)
10 Year ERIS Aged Standard Swap Future	December 2025	100	9,658,260	108,761
10 Year ERIS Aged Standard Swap Future	March 2026	121	11,755,961	(68,389)
10 Year ERIS Aged Standard Swap Future	June 2026	242	24,201,016	1,359,256
10 Year ERIS Aged Standard Swap Future	September 2026	163	16,394,801	957,017
10 Year ERIS Aged Standard Swap Future	December 2026	285	30,103,467	625,121
10 Year ERIS Aged Standard Swap Future	March 2027	86	9,117,892	(44,299)

				$40,636

Schedule of Open Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Value
Bank of America Merrill Lynch	2.720%	1/3/2017	2/3/2017	$6,870,054	$6,854,000
Bank of America Merrill Lynch	2.470%	1/3/2017	2/3/2017	7,587,103	7,571,000

					$14,425,000

A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing transaction under which the Fund will effectively pledge certain assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount less than the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and interest and correspondingly receive back its collateral. While used as collateral, the pledged assets continue to pay principal and interest which are for the benefit of the Fund.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Flexible Income Fund

Schedule of Investments

January 31, 2017

	Principal Amount	Value
Asset-Backed Securities – 0.01%
Morgan Stanley Mortgage Loan Trust, Series 2007-3XS, Class 2A4S, 5.963%, 1/25/2047 (a)	$22,612	$16,526

TOTAL ASSET-BACKED SECURITIES – (Cost $18,315)		16,526

Collateralized Debt Obligations – 6.03%
Financial Institution Note Securitization Ltd., Series 2015-1A, Class C, 7.000%, 7/30/2026 (b)(f)	3,725,000	3,743,625
Financial Institution Note Securitization Ltd., Series 2015-1, 11.660%, 7/30/2026 (Acquired 10/20/2015, Cost $6,666,000) (a)(b)(c)(f)	6,666,000	6,632,670

TOTAL COLLATERALIZED DEBT OBLIGATIONS – (Cost $10,391,000)		10,376,295

Collateralized Loan Obligations – 29.95%
AIMCO CLO Ltd., Series 2015-AA, Class E, 8.843%, 1/15/2028 (a)(b)	3,000,000	3,044,784
Apidos CLO X, Series 2012-10A, Class D, 5.539%, 10/30/2022 (a)(b)	6,500,000	6,500,702
Apidos CLO X, Series 2012-10A, Class E, 7.289%, 10/30/2022 (a)(b)	2,000,000	2,000,114
Apidos CLO XIV, Series 2013-14A, Class E, 5.423%, 4/15/2025 (a)(b)	3,000,000	2,869,449
Carlyle Global Market Strategies CLO Ltd., Series 2013-2A, Class E, 6.024%, 4/18/2025 (a)(b)	2,000,000	2,003,078
Cathedral Lake CLO Ltd., Series 2015-3A, Class D, 6.382%, 1/15/2026 (a)(b)	2,000,000	2,007,274
CIFC Funding Ltd., Series 2012-2A, Class B2R, 6.692%, 12/5/2024 (a)(b)	4,500,000	4,502,043
CIFC Funding Ltd., Series 2012-3A, Class B2L, 6.887%, 1/29/2025 (a)(b)	250,000	250,231
Dryden XXXVI Senior Loan Fund, Series 2014-36A, Class DR, 5.287%, 1/15/2028 (a)(b)	2,000,000	2,019,262
Gallatin CLO IV Ltd., Series 2012-1A, Class D, 5.523%, 10/15/2023 (a)(b)	3,000,000	3,003,636
JFIN CLO Ltd., Series 2015-2A, Class D, 5.423%, 10/19/2026 (a)(b)	2,000,000	2,007,622
JMP Credit Advisors CLO III Ltd., Series 2014-1A, Class E, 8.373%, 10/17/2025 (Acquired 03/11/2015, Cost $2,990,109) (a)(b)(c)	3,000,000	3,007,059
KVK CLO Ltd., Series 2012-1A, Class D, 6.123%, 7/15/2023 (a)(b)	3,000,000	3,006,630
LCM XXI LP, Series 21A, Class D, 6.130%, 4/20/2028 (a)(b)	2,400,000	2,426,861
Muir Woods CLO Ltd., Series 2012-1A, Class D, 5.959%, 9/14/2023 (a)(b)	3,500,000	3,505,856
OZLM Funding V Ltd., Series 2013-5A, Class C, 4.523%, 1/17/2026 (a)(b)	2,250,000	2,252,027
OZLM VII Ltd., Series 2014-7A, Class D, 6.023%, 7/17/2026 (a)(b)	900,000	857,480
Sound Harbor Loan Fund Ltd., Series 2014-1A, Class C, 7.887%, 10/30/2026 (Acquired 08/06/2015, Cost $1,984,143) (a)(b)(c)	2,000,000	1,995,076
Venture XXIII CLO Ltd., Series 2016-23A, Class E, 8.725%, 7/19/2028 (a)(b)	4,250,000	4,287,808

TOTAL COLLATERALIZED LOAN OBLIGATIONS – (Cost $50,836,241)		51,546,992

Collateralized Mortgage Obligations – 11.13%
American Home Mortgage Investment Trust, Series 2005-2, Class 1A1, 1.071%, 9/25/2045 (a)	10,192	8,677
Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 2.967%, 5/25/2035 (a)	3,313	3,182
CitiMortgage Alternative Loan Trust, Series 2006-A5, Class 1A8, 6.000%, 10/25/2036	7,558	6,792
Commercial Mortgage Loan Trust, Series 2008-LS1, Class AM, 6.096%, 12/10/2049 (a)	14,092	8,676
CountryWide Alternative Loan Trust, Series 2006-OA10, Class XBI, 2.180%, 8/25/2046 (a)(d)	4,247,100	411,676
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-5, Class 2A1, 0.956%, 11/25/2035 (a)	17,993	9,991
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class B, 6.044%, 2/15/2051 (a)	7,000,000	7,005,656
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class C, 6.201%, 7/15/2040 (a)	5,241,000	5,169,701
MASTR Adjustable Rate Mortgages Trust, Series 2005-8, Class 3A1, 3.437%, 12/25/2035 (a)	13,371	11,968

See accompanying notes which are an integral part of these financial statements.

Angel Oak Flexible Income Fund

Schedule of Investments – (continued)

January 31, 2017

	Principal Amount	Value
Collateralized Mortgage Obligations – (continued)
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class D, 5.587%, 2/12/2044 (a)	$2,000,000	$1,861,862
Residential Accredit Loans, Inc. Trust, Series 2005-QS14, Class 2A1, 6.000%, 9/25/2035	5,819	4,366
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A4, 5.750%, 8/25/2036	24,930	19,912
Residential Accredit Loans, Inc. Trust, Series 2006-QS8, Class A1, 6.000%, 8/25/2036	5,696	4,778
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class D, 5.965%, 2/15/2051 (a)	5,000,000	4,580,345
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-AR1, Class A1A, 1.016%, 12/25/2035 (a)	31,272	26,363
Wells Fargo Alternative Loan Trust, Series 2007-PA6, Class A1, 3.160%, 12/28/2037 (a)	26,466	24,897

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS – (Cost $19,221,638)		19,158,842

Corporate Obligations – 50.31%
Financial – 50.31%
Atlantic Capital Bancshares, Inc., 6.250%, 9/30/2025 (b)	2,900,000	3,006,877
Bank of America Corp., 5.875%, 1/5/2021	3,945,000	4,399,432
Cadence Financial Corp., 6.500%, 3/11/2025 (a)(b)	10,000,000	9,302,590
Capital One Bank USA, National Association, 3.375%, 2/15/2023	2,000,000	2,003,098
Capital One Bank USA, National Association, 2.400%, 9/5/2019	1,225,000	1,229,607
Citigroup, Inc., 1.700%, 4/27/2018	2,000,000	1,997,650
Citigroup, Inc., 2.350%, 8/2/2021	376,000	368,618
Citizens Financial Group, Inc., 4.300%, 12/3/2025	1,764,000	1,794,115
ConnectOne Bancorp, Inc., 5.750%, 7/1/2025 (a)	3,000,000	3,084,855
EverBank Financial Corp., 6.000%, 3/15/2026 (a)	2,490,000	2,607,543
EverBank Financial Corp., 5.750%, 7/2/2025	3,000,000	3,058,656
First Midwest Bancorp, Inc., 5.875%, 9/29/2026	1,000,000	1,037,244
Franklin Financial Network, Inc., 6.875%, 3/30/2026 (a)	1,500,000	1,615,272
Franklin Financial Network, Inc., 7.000%, 7/1/2026 (a)	2,000,000	2,066,288
Great Southern Bancorp, Inc., 5.250%, 8/15/2026 (a)	2,844,000	2,925,159
JPMorgan Chase & Co., 6.300%, 4/23/2019	515,000	562,220
JPMorgan Chase & Co., 2.453%, 6/11/2020 (a)	1,000,000	1,005,900
JPMorgan Chase & Co., 2.700%, 5/18/2023	2,000,000	1,952,676
KeyBank National Association, 1.700%, 6/1/2018	4,095,000	4,098,108
Lakeland Bancorp, Inc., 5.125%, 9/30/2026 (a)	1,700,000	1,710,931
Luther Burbank Corp., 6.500%, 9/30/2024	1,000,000	1,102,108
Morgan Stanley, 5.950%, 12/28/2017	2,000,000	2,077,844
Morgan Stanley, 2.625%, 11/17/2021	3,000,000	2,960,640
OceanFirst Financial Corp., 1.000%, 9/30/2026 (a)	300,000	307,760
Old Line Bancshares, Inc., 5.625%, 8/15/2026 (a)	1,000,000	1,016,486
Old Second Bancorp, Inc., 5.750%, 12/31/2026 (a)	1,750,000	1,795,175
Opus Bank, 5.500%, 7/1/2026 (a)	2,750,000	2,783,036
Pinnacle Financial Partners, Inc., 5.250%, 11/16/2026 (a)(b)	1,000,000	1,013,750
PNC Bank, National Association, 1.450%, 7/29/2019	1,000,000	988,219
PNC Bank, National Association, 2.400%, 10/18/2019	2,250,000	2,269,892
Preferred Bank, 6.000%, 6/15/2026 (a)	1,862,000	1,952,773
RBB Bancorp, 6.500%, 3/31/2026	4,000,000	4,064,828
Revere Bank, 5.625%, 9/30/2026 (a)	1,000,000	1,006,711
Southern National Bancorp of Virginia, Inc., 5.875%, 1/31/2027 (b)	2,750,000	2,750,000
SunTrust Banks, Inc., 2.900%, 3/3/2021	2,000,000	2,024,690

See accompanying notes which are an integral part of these financial statements.

Angel Oak Flexible Income Fund

Schedule of Investments – (continued)

January 31, 2017

	Principal Amount	Value
Corporate Obligations – (continued)
Financial – (continued)
Synovus Financial Corp., 5.750%, 12/15/2025 (a)	$1,356,000	$1,427,868
USAmeriBancorp, Inc., 6.250%, 4/1/2026	4,000,000	4,103,720
Your Community Bank, 6.250%, 12/15/2025 (a)	3,000,000	3,120,708

TOTAL CORPORATE OBLIGATIONS – (Cost $86,138,735)		86,593,047

Short Term Investments – 2.17%	Shares
Money Market Funds – 2.17%
Fidelity Institutional Money Market Government Portfolio, Institutional Class, 0.43% (e)	3,741,398	3,741,398

TOTAL SHORT TERM INVESTMENTS – (Cost $3,741,398)		3,741,398

TOTAL INVESTMENTS – 99.60% – (Cost $170,347,327)		171,433,100

Other Assets in Excess of Liabilities – 0.40%		685,286

NET ASSETS – 100.00%		$172,118,386

(a)	Variable or Floating Rate Security. Rate disclosed as of January 31, 2017.
(b)	Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2017, the value of these securities amounted to $77,996,503 or 45.32% of net assets.
(c)	Illiquid security. At January 31, 2017, the value of these securities amounted to $11,634,805 or 6.76% of net assets.
(d)	Interest Only Security.
(e)	Rate disclosed is the seven day yield as of January 31, 2017.
(f)	See Note 5 to the Financial Statements.

Schedule of Open Futures Contracts

Futures Contracts	Expiration Month	Number of Contracts	Notional Value	Unrealized Depreciation
U.S. 5 Year Note Future	March 2017	(76)	$(8,957,906)	$(4,422)
3 Year ERIS Aged Standard Swap Future	March 2020	21	2,114,918	(7,919)
5 Year ERIS Aged Standard Swap Future	March 2022	62	6,357,685	(42,098)
7 Year ERIS Aged Standard Swap Future	March 2024	17	1,753,040	(15,171)
10 Year ERIS Aged Standard Swap Future	March 2026	15	1,457,350	(16,109)

				$(85,719)

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments

January 31, 2017

	Principal Amount	Value
Collateralized Loan Obligations – 9.17%
Arrowpoint CLO Ltd., Series 2014-3A, Class E, 8.373%, 10/15/2026 (a)(b)	$500,000	$500,273
Carlyle Global Market Strategies CLO Ltd., Series 2016-3A, Class D, 7.788%, 10/20/2029 (a)(b)	500,000	500,000
Catamaran CLO Ltd., Series 2016-1A, Class D, 7.581%, 1/18/2029 (a)(b)	500,000	479,158
JFIN CLO Ltd., Series 2015-2A, Class E, 7.880%, 10/19/2026 (Acquired 01/05/2017, Cost $489,375) (a)(b)(c)	500,000	487,484
LCM XXI LP, Series 21A, Class E, 8.680%, 4/20/2028 (a)(b)	1,000,000	1,013,183
OZLM VII Ltd., Series 2014-7A, Class D, 6.023%, 7/17/2026 (a)(b)	500,000	476,378
Trinitas CLO IV Ltd., Series 2016-4A, Class E, 9.654%, 4/18/2028 (Acquired 12/15/2016, Cost $501,782) (a)(b)(c)	500,000	507,450
Venture XXIII CLO Ltd., Series 2016-23A, Class E, 8.725%, 7/19/2028 (a)(b)	500,000	504,448

TOTAL COLLATERALIZED LOAN OBLIGATIONS – (Cost $4,383,279)		4,468,374

Common Stocks – 0.08%	Shares
Energy – 0.08%
Calumet Specialty Products Partners LP	9,500	37,525

TOTAL COMMON STOCKS – (Cost $218,223)		37,525

Corporate Obligations – 88.10%	Principal Amount
Basic Materials – 12.85%
Alcoa Nederland Holding BV, 7.000%, 9/30/2026 (b)(d)	$500,000	548,750
Blue Cube Spinco, Inc., 9.750%, 10/15/2023	250,000	298,125
Cascades, Inc., 5.750%, 7/15/2023 (b)(d)	250,000	254,062
Consolidated Energy Finance SA, 6.750%, 10/15/2019 (b)(d)	550,000	554,125
CVR Partners LP / CVR Nitrogen Finance Corp., 9.250%, 6/15/2023 (b)	1,500,000	1,603,125
FMG Resources Ltd., 9.750%, 3/1/2022 (b)(d)	250,000	291,250
Hexion, Inc., 6.625%, 4/15/2020	150,000	140,625
Kaiser Aluminum Corp., 5.875%, 5/15/2024	250,000	262,500
Kissner Holdings LP / Kissner Milling Co. Ltd. / BSC Holding, Inc. / Kissner USA, 8.375%, 12/1/2022 (b)(d)	1,000,000	1,040,000
Teck Resources Ltd., 8.500%, 6/1/2024 (b)(d)	250,000	291,562
Tronox Finance LLC, 7.500%, 3/15/2022 (b)	250,000	245,000
United States Steel Corp., 8.375%, 7/1/2021 (b)	250,000	278,125
Versum Materials, Inc., 5.500%, 9/30/2024 (b)	435,000	453,488

		6,260,737

Communications – 4.55%
Cable One, Inc., 5.750%, 6/15/2022 (b)	150,000	157,125
Cincinnati Bell, Inc., 7.000%, 7/15/2024 (b)	250,000	264,688
CommScope Technologies Finance LLC, 6.000%, 6/15/2025 (b)	500,000	535,315
CSC Holdings LLC, 5.500%, 4/15/2027 (b)	500,000	508,750
Frontier Communications Corp., 11.000%, 9/15/2025	500,000	507,500
Windstream Services LLC, 7.500%, 6/1/2022	250,000	243,125

		2,216,503

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments – (continued)

January 31, 2017

	Principal Amount	Value
Consumer, Cyclical – 14.55%
BCD Acquisition, Inc., 9.625%, 9/15/2023 (b)	$1,500,000	$1,612,500
Century Communities, Inc., 6.875%, 5/15/2022 (b)	1,000,000	1,037,500
Dana, Inc., 5.500%, 12/15/2024	250,000	261,250
Deck Chassis Acquisition, Inc., 10.000%, 6/15/2023 (b)	250,000	268,125
Dollar Tree, Inc., 5.750%, 3/1/2023	250,000	266,000
Ferrellgas LP / Ferrellgas Finance Corp., 6.750%, 6/15/2023 (a)	525,000	526,313
FirstCash, Inc., 6.750%, 4/1/2021	500,000	526,250
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower, Inc., 6.125%, 12/1/2024 (b)	355,000	372,750
Lions Gate Entertainment Corp., 5.875%, 11/1/2024 (b)(d)	300,000	306,750
MGM Resorts International, 7.750%, 3/15/2022	375,000	437,700
MPG Holdco I, Inc., 7.375%, 10/15/2022	400,000	432,000
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/2024	1,000,000	1,040,000

		7,087,138

Consumer, Non-cyclical – 8.62%
Ashtead Capital, Inc., 5.625%, 10/1/2024 (b)	200,000	211,000
Cenveo Corp., 6.000%, 8/1/2019 (b)	750,000	671,250
Dean Foods Co., 6.500%, 3/15/2023 (b)	500,000	523,750
HealthSouth Corp., 5.750%, 9/15/2025	250,000	251,875
JBS USA LUX SA / JBS USA Finance, Inc., 7.250%, 6/1/2021 (b)	95,000	98,610
JBS USA LUX SA / JBS USA Finance, Inc., 5.750%, 6/15/2025 (b)	250,000	257,875
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/1/2022 (b)	175,000	180,688
Minerva Luxembourg SA, 6.500%, 9/20/2026 (b)(d)	500,000	498,750
MPH Acquisition Holdings LLC, 7.125%, 6/1/2024 (b)	350,000	372,312
Select Medical Corp., 6.375%, 6/1/2021	100,000	99,500
Vector Group Ltd., 7.750%, 2/15/2021	500,000	521,625
Vector Group Ltd., 6.125%, 2/1/2025 (b)	500,000	515,000

		4,202,235

Energy – 15.54%
Antero Resources Corp., 5.625%, 6/1/2023	500,000	512,500
Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.500%, 4/15/2021	900,000	783,000
Cheniere Corpus Christi Holdings LLC, 5.875%, 3/31/2025 (b)	1,100,000	1,167,375
Enviva Partners LP / Enviva Partners Finance Corp., 8.500%, 11/1/2021 (b)	1,000,000	1,075,000
Hilcorp. Energy I LP / Hilcorp. Finance Co., 5.750%, 10/1/2025 (b)	250,000	253,437
Parker Drilling Co., 7.500%, 8/1/2020	300,000	273,000
PBF Holding Co. LLC / PBF Finance Corp., 7.000%, 11/15/2023	1,250,000	1,278,125
Regency Energy Partners LP / Regency Energy Finance Corp., 5.500%, 4/15/2023	500,000	522,720
Shelf Drilling Holdings Ltd., 9.500%, 11/2/2020 (b)	905,950	819,885
SM Energy Co., 6.500%, 11/15/2021	100,000	103,625
Tesoro Corp., 5.125%, 12/15/2026 (b)	500,000	523,125
Williams Partners LP / ACMP Finance Corp., 4.875%, 5/15/2023	250,000	257,909

		7,569,701

Financial – 10.97%
Aircastle Ltd., 5.500%, 2/15/2022	250,000	263,725
Alliance Data Systems Corp., 6.375%, 4/1/2020 (b)	250,000	254,375

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments – (continued)

January 31, 2017

	Principal Amount	Value
Financial – (continued)
Avison Young Canada, Inc., 9.500%, 12/15/2021 (Acquired 12/20/2016, Cost $245,257) (b)(c)(d)	$250,000	$246,250
Credit Acceptance Corp., 7.375%, 3/15/2023	200,000	206,212
Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.375%, 4/1/2020 (b)	1,000,000	1,015,000
Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.500%, 4/15/2021 (b)	500,000	505,625
Navient Corp., 5.500%, 1/25/2023	600,000	568,500
NewStar Financial, Inc., 7.250%, 5/1/2020	1,000,000	1,012,500
Ocwen Loan Servicing LLC, 8.375%, 11/15/2022 (b)	500,000	510,000
QCP SNF REIT LLC, 8.125%, 11/1/2023 (b)	750,000	761,250

		5,343,437

Industrial – 15.22%
ATS Automation Tooling Systems, Inc., 6.500%, 6/15/2023 (b)(d)	338,000	350,675
Berry Plastics Corp., 6.000%, 10/15/2022	100,000	106,375
BMC East LLC, 5.500%, 10/1/2024 (b)	135,000	138,334
Boise Cascade Co., 5.625%, 9/1/2024 (b)	500,000	511,250
Bombardier, Inc., 6.125%, 1/15/2023 (b)(d)	750,000	736,875
General Cable Corp., 5.750%, 10/1/2022	600,000	598,500
Griffon Corp., 5.250%, 3/1/2022	750,000	760,312
Grinding Media, Inc. / MC Grinding Media Canada, Inc., 7.375%, 12/15/2023 (b)	500,000	529,375
Hornbeck Offshore Services, Inc., 5.875%, 4/1/2020	100,000	75,000
Kenan Advantage Group, Inc., 7.875%, 7/31/2023 (b)	625,000	642,969
PaperWorks Industries, Inc., 9.500%, 8/15/2019 (b)	1,000,000	867,400
Shape Technologies Group, Inc., 7.625%, 2/1/2020 (b)	600,000	618,000
Techniplas LLC, 10.000%, 5/1/2020 (Acquired 04/24/2015, Cost $1,000,000) (b)(c)	1,000,000	945,000
US Concrete, Inc., 6.375%, 6/1/2024 (b)	250,000	265,313
Zebra Technologies Corp., 7.250%, 10/15/2022	250,000	270,625

		7,416,003

Technology – 2.55%
Amkor Technology, Inc., 6.625%, 6/1/2021	600,000	614,676
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 7.125%, 6/15/2024 (b)	575,000	629,898

		1,244,574

Utilities – 3.25%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.500%, 5/20/2025	250,000	257,187
Dynegy, Inc., 8.000%, 1/15/2025 (b)	1,000,000	965,000
NRG Energy, Inc., 6.250%, 7/15/2022	100,000	103,500
NRG Energy, Inc., 6.625%, 3/15/2023	250,000	258,750

		1,584,437

TOTAL CORPORATE OBLIGATIONS – (Cost $41,930,906)		42,924,765

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments – (continued)

January 31, 2017

	Shares	Value

Short Term Investments – 1.10%
Money Market Funds – 1.10%
Fidelity Institutional Money Market Government Portfolio, Institutional Class, 0.43% (e)	536,800	$536,800

TOTAL SHORT TERM INVESTMENTS – (Cost $536,800)		536,800

TOTAL INVESTMENTS – 98.45% – (Cost $47,069,208)		47,967,464

Other Assets in Excess of Liabilities – 1.55%		756,485

NET ASSETS – 100.00%		$48,723,949

(a)	Variable or Floating Rate Security. Rate disclosed as of January 31, 2017.
(b)	Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2017, the value of these securities amounted to $32,752,010 or 67.22% of net assets.
(c)	Illiquid security. At January 31, 2017, the value of these securities amounted to $2,186,184 or 4.49% of net assets.
(d)	U.S. dollar denominated foreign security.
(e)	Rate disclosed is the seven day yield as of January 31, 2017.

See accompanying notes which are an integral part of these financial statements.

Statements of Assets and Liabilities

January 31, 2017

	Multi-Strategy Income Fund	Flexible Income Fund	High Yield Opportunities Fund
Assets
Investments in securities at fair value (cost $4,779,660,536, $170,347,327, and $47,069,208 respectively)	$4,727,403,670	$171,433,100	$47,967,464
Investments in affiliates, at value (cost $10,284,062, $0, and $0, respectively)	10,629,784	–	–
Cash	181,621	–	–
Deposit at broker for futures contracts	7,808,071	304,319	–
Deposit at brokers for reverse repurchase agreements	973,195	–	–
Receivable for fund shares sold	31,302,842	588,308	10,000
Receivable for investments sold	90,165,945	–	–
Dividends and interest receivable	16,960,890	1,469,841	801,578
Prepaid expenses	92,304	28,297	14,838

Total Assets	4,885,518,322	173,823,865	48,793,880

Liabilities
Payable for reverse repurchase agreements	14,425,000	–	–
Payable for credit agreements	250,000,000	–	–
Payable for fund shares redeemed	13,869,821	378,166	1,853
Payable for investments purchased	79,952,173	1,105,778	–
Payable for distributions to shareholders	3,809,391	29,896	26,550
Interest payable for credit and reverse repurchase agreements	1,857,533	–	–
Variation margin on futures contracts	994,028	27,155	–
Payable to Adviser	3,559,387	110,576	6,283
Payable to administrator, fund accountant, and transfer agent	140,046	12,072	6,038
Payable to custodian	19,343	657	172
12b-1 fees accrued	129,203	2,425	151
Other accrued expenses	159,579	38,754	28,884

Total Liabilities	368,915,504	1,705,479	69,931

Net Assets	$4,516,602,818	$172,118,386	$48,723,949

Net Assets consist of:
Paid-in capital	$4,864,331,828	$206,747,895	$48,880,866
Accumulated undistributed net investment income (loss)	4,602,838	47,067	1,895
Accumulated net realized loss from investment transactions	(300,461,340)	(35,676,630)	(1,057,068)
Net unrealized appreciation (depreciation) on investments	(52,256,866)	1,085,773	898,256
Net unrealized appreciation on investments in affiliates	345,722	–	–
Net unrealized appreciation (depreciation) on futures contracts	40,636	(85,719)	–

Net Assets	$4,516,602,818	$172,118,386	$48,723,949

Class A:
Net Assets	$431,536,283	$6,784,522	$745,086

Shares outstanding (unlimited number of shares authorized, no par value)	38,190,228	719,847	62,503

Net asset value (“NAV”) and redemption price per share	$11.30	$9.42	$11.92

Offering price per share (NAV/0.9775) (a)	$11.56	$9.64	$12.20

Class C
Net Assets	$47,540,874	$875,481	$–

Shares outstanding (unlimited number of shares authorized, no par value)	4,233,291	93,444	–

Net asset value (“NAV”) and offering price per share	$11.23	$9.37	$–

Minimum redemption price per share (NAV*0.99) (b)	$11.12	$9.28	$–

Institutional Class:
Net Assets	$4,037,525,661	$164,458,383	$47,978,863

Shares outstanding (unlimited number of shares authorized, no par value)	357,990,600	17,469,091	4,036,101

Net asset value (“NAV”) and offering and redemption price per share	$11.28	$9.41	$11.89

(a)	Class A Shares impose a maximum 2.25% sales charge on purchases
(b)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged.

See accompanying notes which are an integral part of these financial statements.

Statements of Operations

For the year or period ended January 31, 2017

	Multi-Strategy Income Fund	Flexible Income Fund	High Yield Opportunities Fund (a)	High Yield Opportunities Fund (b)
Investment Income
Dividend income	$170,972	$–	$26,953	$–
Dividends from affiliate investments	298,445	–	–	–
Interest income	292,942,021	11,831,057	2,479,015	3,442,569

Total Investment Income	293,411,438	11,831,057	2,505,968	3,442,569

Expenses
Investment Advisory	38,581,189	1,798,400	197,038	287,269
12b-1 – Class A	1,081,367	22,149	1,476	–
12b-1 – Class C	295,096	9,182	–	–
12b-1 – Original Shares (See Note 1)	–	–	–	4,590
Fund accounting	637,197	93,776	24,697	–
Administration	558,576	103,255	20,095	26,270
Transfer agent	269,889	72,405	21,179	11,155
Custodian	235,020	17,545	3,757	–
Printing	185,851	17,162	4,723	1,687
Legal	177,979	17,568	4,797	1,025
Registration	174,870	78,296	27,149	28,927
Trustee	154,624	43,778	27,740	5,413
Audit	72,057	30,251	24,000	17,601
Insurance	65,398	4,994	133	–
Compliance	33,128	33,128	23,672	4,097
Miscellaneous	94,875	15,724	3,021	7,337
Interest	6,148,818	85,219	503	101

Total Expenses	48,765,934	2,442,832	383,980	395,472

Fees contractually recouped (waived) by Adviser (See Note 4)	1,703,216	(579,174)	(149,074)	(51,282)
Fees voluntarily waived by Adviser (See Note 4)	–	(78,373)	–	–

Net operating expenses	50,469,150	1,785,285	234,906	344,190

Net Investment Income	242,942,288	10,045,772	2,271,062	3,098,379

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(127,143,010)	(30,132,279)	(152,565)	(315,424)
Net realized loss on futures contracts	(46,226,758)	(1,026,169)	–	–
Net realized gain on swap agreements	1,518,076	–	–	–
Net change in unrealized appreciation (depreciation) on investments	165,082,177	23,276,454	4,155,170	(4,172,780)
Net change in unrealized appreciation (depreciation) on investments in affiliates	345,722	–	–	–
Net change in unrealized appreciation (depreciation) on futures contracts	50,234,195	815,628	–	–
Net change in unrealized appreciation (depreciation) on swap agreements	198,761	–	–	–

Net realized and unrealized gain (loss) on investments	44,009,163	(7,066,366)	4,002,605	(4,488,204)

Net increase/decrease in net assets resulting from operations	$286,951,451	$2,979,406	$6,273,667	$(1,389,825)

(a)	For the period April 1, 2016 to January 31, 2017. Original Shares of the Predecessor High Yield Fund converted into Class A Shares at the close of business on April 15, 2016. See Note 1 to the Financial Statements.
(b)	For the year ended March 31, 2016. See Note 1 to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Statement of Cash Flows

For the year ended January 31, 2017

Multi-Strategy Income Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$286,951,451
Net adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Net amortization and accretion of premium and discount	(52,352,540)
Net realized paydown gains on mortgage backed and other asset backed securities	(71,390,330)
Proceeds from sales of short-term investments, net	(108,806,742)
Purchases of investments	(2,760,387,259)
Proceeds from sales of long-term investments	3,402,391,409
Net change in unrealized appreciation on investments	(165,427,899)
Net change in unrealized appreciation on futures contracts	(50,234,195)
Net change in unrealized appreciation on swap agreements	(198,761)
Net realized loss on investments	127,143,010
Net realized loss on futures contracts	46,226,758
Net realized gain on swap agreements	(1,518,076)
Change in assets and liabilities:
Decrease in deposits at broker for futures	6,132,459
Decrease in deposits at broker for reverse repurchase agreements	14,912,918
Increase in receivable for investments sold	(64,379,457)
Decrease in dividends and interest receivable	9,935,674
Decrease in premiums paid on swaps	3,867,722
Decrease in prepaid expenses	73,803
Increase in payable for investments purchased	20,391,881
Decrease in interest payable for credit and reverse repurchase agreements	(759,109)
Change in variation margin paid on futures contracts	990,670
Decrease in payable for swap collateral posted	(2,030,000)
Increase in payable to Adviser	160,427
Decrease in payable to administrator, fund accountant and transfer agent	(192,790)
Decrease in payable to custodian	(26,156)
Increase in 12b-1 fees accrued	12,338
Decrease in other accrued expenses	(161,668)

Net cash provided by operating activities	641,325,538

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	2,252,989,827
Payment on shares redeemed	(2,498,467,286)
Distributions paid to shareholders	(62,687,185)
Purchases of reverse repurchase agreements	14,425,000
Proceeds from reverse repurchase agreements	(322,426,000)
Decrease in payable for credit agreements	(25,000,000)

Net cash used in financing activities	(641,165,644)

Net change in cash	$159,894

CASH:
Beginning Balance	21,727

Ending Balance	$181,621

SUPPLEMENTAL DISCLOSURES:
Cash paid for interest	$6,907,927
Non-cash financing activities - distributions reinvested	224,821,626
Non-cash financing activities - increase in receivable for Fund shares sold	12,952,294
Non-cash financing activities - increase in payable for Fund shares redeemed	29,000,725

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Statements of Changes in Net Assets

	For the Year Ended January 31, 2017	For the Year Ended January 31, 2016
Increase in Net Assets due to:
Operations
Net investment income	$242,942,288	$266,870,275
Net realized loss on investments, futures contracts and swap agreements	(171,851,692)	(4,596,434)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and swap agreements	215,860,855	(289,393,808)

Net increase (decrease) in net assets resulting from operations	286,951,451	(27,119,967)

Distributions
From net investment income, Class A	(27,049,575)	(32,038,746)
From net investment income, C Class (a)	–	(502,750)
From net investment income, Class C (b)	(1,775,232)	(411,096)
From net investment income, Institutional Class	(257,403,136)	(264,789,663)

Total Distributions	(286,227,943)	(297,742,255)

Capital Transactions – Class A
Proceeds from shares sold	187,469,506	322,167,551
Proceeds from exchange of C Class shares (a)	–	70,864,905
Reinvestment of distributions	23,110,077	28,030,269
Amound paid for shares redeemed	(249,883,094)	(290,990,081)

Total Class A	(39,303,511)	130,072,644

Capital Transactions – C Class (a)
Proceeds from shares sold	–	–
Reinvestment of distributions	–	326,234
Amound paid for shares redeemed	–	(3,117,006)
Amount paid for exchange into Class A shares	–	(70,864,905)

Total C Class	–	(73,655,677)

Capital Transactions – Class C (b)
Proceeds from shares sold	33,378,280	18,239,993
Reinvestment of distributions	1,599,725	393,383
Amound paid for shares redeemed	(5,307,489)	(177,644)

Total Class C	29,670,516	18,455,732

Capital Transactions – Institutional Class
Proceeds from shares sold	2,045,094,335	2,763,782,722
Proceeds from shares issued from transfers in-kind (c)	–	18,025,048
Reinvestment of distributions	200,111,824	197,734,578
Amound paid for shares redeemed	(2,214,275,978)	(1,729,351,717)

Total Institutional Class	30,930,181	1,250,190,631

Net increase in net assets resulting from capital transactions	21,297,186	1,325,063,330

Total Increase in Net Assets	22,020,694	1,000,201,108

(a)	C Class shares converted into Class A shares at the close of business on April 2, 2015. See Note 1 to the Financial Statements.
(b)	Class C shares commenced operations on August 4, 2015.
(c)	See Note 6 to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Statements of Changes in Net Assets – (continued)

	For the Year Ended January 31, 2017	For the Year Ended January 31, 2016
Net Assets
Beginning of period	$4,494,582,124	$3,494,381,016

End of period	$4,516,602,818	$4,494,582,124

Accumulated undistributed net investment income (loss) included in net assets at end of period	$4,602,838	$9,553,466

Share Transactions – Class A
Shares sold	16,805,890	26,867,601
Shares issued from exchange of C Class shares (a)	–	5,814,025
Shares issued in reinvestment of distributions	2,075,958	2,369,967
Shares redeemed	(22,450,059)	(24,458,192)

Total Class A	(3,568,211)	10,593,401

Share Transactions – C Class (a)
Shares sold	–	26,963
Shares issued in reinvestment of distributions	–	–
Shares redeemed	–	(257,149)
Shares redeemed in exchange of Class A shares	–	(5,833,438)

Total C Class	–	(6,063,624)

Share Transactions – Class C (b)
Shares sold	2,998,961	1,548,408
Shares issued in reinvestment of distributions	143,809	34,100
Shares redeemed	(476,590)	(15,397)

Total Class C	2,666,180	1,567,111

Share Transactions – Institutional Class
Shares sold	183,666,000	231,293,126
Shares issued from transfers-in-kind (c)	–	1,540,070
Shares issued in reinvestment of distributions	17,989,160	16,757,899
Shares redeemed	(199,124,672)	(146,487,378)

Total Class Institutional Class	2,530,488	103,103,717

Net increase in share transactions	1,628,457	109,200,605

(a)	C Class shares converted into Class A shares at the close of business on April 2, 2015. See Note 1 to the Financial Statements.
(b)	Class C shares commenced operations on August 4, 2015.
(c)	See Note 6 to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Flexible Income Fund

Statements of Changes in Net Assets

	For the Year Ended January 31, 2017	For the Year Ended January 31, 2016
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$10,045,772	$15,051,593
Net realized loss on investments and futures contracts	(31,158,448)	(4,124,102)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	24,092,082	(23,099,039)

Net increase (decrease) in net assets resulting from operations	2,979,406	(12,171,548)

Distributions
From net investment income, Class A	(431,628)	(2,493,916)
From net investment income, Class C (a)	(43,003)	(9,925)
From net investment income, Institutional Class	(9,861,671)	(12,604,909)

Total Distributions	(10,336,302)	(15,108,750)

Capital Transactions – Class A
Proceeds from shares sold	8,635,264	123,018,639
Reinvestment of distributions	413,109	2,475,097
Amound paid for shares redeemed	(17,111,572)	(105,485,747)

Total Class A	(8,063,199)	20,007,989

Capital Transactions – Class C (a)
Proceeds from shares sold	1,387,070	673,700
Reinvestment of distributions	34,583	8,969
Amound paid for shares redeemed	(1,193,956)	–

Total Class C	227,697	682,669

Capital Transactions – Institutional Class
Proceeds from shares sold	94,747,348	451,363,171
Reinvestment of distributions	9,657,535	12,443,392
Amound paid for shares redeemed	(231,111,397)	(144,554,801)

Total Institutional Class	(126,706,514)	319,251,762

Net increase (decrease) in net assets resulting from capital transactions	(134,542,016)	339,942,420

Total Increase (Decrease) in Net Assets	(141,898,912)	312,662,122

Net Assets
Beginning of period	314,017,298	1,355,176

End of period	$172,118,386	$314,017,298

Accumulated undistributed net investment income included in net assets at end of period	$47,067	$282,101

Share Transactions – Class A
Shares sold	934,357	11,936,554
Shares issued in reinvestment of distributions	44,871	245,335
Shares redeemed	(1,840,819)	(10,621,515)

Total Class A	(861,591)	1,560,374

Share Transactions – Class C (a)
Shares sold	150,073	66,902
Shares issued in reinvestment of distributions	3,741	910
Shares redeemed	(128,182)	–

Total Class C	25,632	67,812

Share Transactions – Institutional Class
Shares sold	10,320,625	44,203,750
Shares issued in reinvestment of distributions	1,046,744	1,237,977
Shares redeemed	(25,088,714)	(14,363,900)

Total Class Institutional Class	(13,721,345)	31,077,827

Net increase (decrease) in share transactions	(14,557,304)	32,706,013

(a)	Class commenced operations on August 4, 2015.

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Statements of Changes in Net Assets

	For the Period Ended January 31, 2017 (a)	For the Year Ended March 31, 2016	For the Year Ended March 31, 2015
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$2,271,062	$3,098,379	$2,910,250
Net realized loss on investment transactions and futures contracts	(152,565)	(315,424)	(127,374)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	4,155,170	(4,172,780)	(1,890,197)

Net increase (decrease) in net assets resulting from operations	6,273,667	(1,389,825)	892,679

Distributions
From net investment income, Class A (b)	(35,040)	(97,497)	(90,268)
From net investment income, Institutional Class	(2,204,303)	(3,020,750)	(2,819,898)
From net realized gains, Original Shares	–	–	(28,943)
From net realized gains, Institutional Shares	–	–	(699,738)

Total Distributions	(2,239,343)	(3,118,247)	(3,638,847)

Capital Transactions – Class A (b)
Proceeds from shares sold	113,053	236,449	2,291,746
Reinvestment of distributions	35,040	97,497	119,211
Amound paid for shares redeemed	(176,439)	(1,714,506)	(96,803)

Total Class A	(28,346)	(1,380,560)	2,314,154

Capital Transactions – Institutional Class (c)
Proceeds from shares sold	29,317,256	1,437,383	9,147,962
Reinvestment of distributions	1,548,412	2,286,239	2,660,002
Amound paid for shares redeemed	(24,390,327)	(14,425,990)	(3,842,769)

Total Institutional Class	6,475,341	(10,702,368)	7,965,195

Net increase (decrease) in net assets resulting from capital transactions	6,446,995	(12,082,928)	10,279,349

Total Increase (Decrease) in Net Assets	10,481,319	(16,591,000)	7,533,181

Net Assets
Beginning of period	38,242,630	54,833,630	47,300,449

End of period	$48,723,949	$38,242,630	$54,833,630

Accumulated undistributed net investment income (loss) included in net assets at end of period	$1,895	$(11,374)	$9,692

Share Transactions – Class A (b)
Shares sold	9,658	20,876	185,248
Shares issued in reinvestment of distributions	3,048	8,637	10,049
Shares redeemed	(15,434)	(158,021)	(8,176)

Total Class A	(2,728)	(128,508)	187,121

Share Transactions – Institutional Class (c)
Shares sold	2,538,778	129,128	755,299
Shares issued in reinvestment of distributions	134,624	205,607	223,037
Shares redeemed	(2,121,960)	(1,338,742)	(321,544)

Total Class Institutional Class	551,442	(1,004,007)	656,792

Net increase (decrease) in share transactions	548,714	(1,132,515)	843,913

(a)	For the period April 1, 2016 to January 31, 2017. See Note 1 to the Financial Statements.
(b)	Original Shares of the Predecessor Fund converted into Class A Shares at the close of business on April 15, 2016. See Note 1 to the Financial Statements.
(c)	Institutional Shares of the Predecessor Fund converted into Institutional Class Shares at the close of business on April 15, 2016. See Note 1 to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund – Class A

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2017	For the Year Ended January 31, 2016	For the Year Ended January 31, 2015	For the Year Ended January 31, 2014	For the Year Ended January 31, 2013
Selected Per Share Data:
Net asset value, beginning of period	$11.28	$12.08	$12.17	$12.35	$10.67

Income from investment operations:
Net investment income	0.60	0.66	0.62	0.54	0.60
Net realized and unrealized gain (loss) on investments	0.12	(0.69)	(0.09)	(0.13)	1.74

Total from investment operations	0.72	(0.03)	0.53	0.41	2.34

Less distributions to shareholders:
From net investment income	(0.70)	(0.77)	(0.62)	(0.58)	(0.61)
From net realized gain	–	–	–	(0.01)	(0.05)

Total Distributions	(0.70)	(0.77)	(0.62)	(0.59)	(0.66)

Net asset value, end of period	$11.30	$11.28	$12.08	$12.17	$12.35

Total Return (a)	6.64%	-0.33%	4.41%	3.52%	22.57%

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$431,536	$470,926	$376,374	$760,039	$486,444
Ratio of expenses to average net assets after waiver and reimbursement (recapture) (b)(c)(d)	1.38%	1.41%	1.46%	1.68%	1.60%
Ratio of net investment income to average net assets before waiver and reimbursement (recapture)	5.42%	5.68%	4.69%	4.36%	4.39%
Ratio of net investment income to average net assets after waiver and reimbursement (recapture)	5.38%	5.69%	4.86%	4.60%	5.02%
Portfolio turnover rate	64.45%	43.68%	54.36%	61.70%	54.56%

(a)	Total return does not include the effects of sales charges.

(b) Ratio of expenses to average net assets before waiver and reimbursement (recapture)	1.34%	1.43%	1.62%	1.91%	2.23%
(c) Ratio of expenses to average net assets before waiver and reimbursement (recapture) excluding interest expense	1.20%	1.25%	1.40%	1.47%	1.90%
(d) Ratio of expenses to average net assets after waiver and reimbursement (recapture) excluding interest expense	1.24%	1.24%	1.24%	1.24%	1.26%

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund – Class C

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2017	For the Period Ended January 31, 2016 (a)
Selected Per Share Data:
Net asset value, beginning of period	$11.26	$12.06

Income from investment operations:
Net investment income	0.56	0.32
Net realized and unrealized gain (loss) on investments	0.08	(0.70)

Total from investment operations	0.64	(0.38)

Less distributions to shareholders:
From net investment income	(0.67)	(0.42)

Total Distributions	(0.67)	(0.42)

Net asset value, end of period	$11.23	$11.26

Total Return (b)	5.87%	(3.20	%) (c)

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$47,541	$17,650
Ratio of expenses to average net assets after waiver and reimbursement (recapture) (d)(e)(f)	2.12%	2.21	% (g)
Ratio of net investment income to average net assets before waiver and reimbursement (recapture)	4.45%	5.65	% (g)
Ratio of net investment income to average net assets after waiver and reimbursement (recapture)	4.41%	5.65	% (g)
Portfolio turnover rate	64.45%	43.68	% (c)

(a)	Class commenced operations on August 4, 2015.
(b)	Total return does not include the effects of sales charges.
(c)	Not Annualized.

(d) Ratio of expenses to average net assets before waiver and reimbursement (recapture)	2.08%	2.21	% (g)
(e) Ratio of expenses to average net assets before waiver and reimbursement (recapture) excluding interest expense	1.95%	1.99	% (g)
(f) Ratio of expenses to average net assets after waiver and reimbursement (recapture) excluding interest expense	1.99%	1.99	% (g)
(g)	Annualized.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund – Institutional Class

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2017	For the Year Ended January 31, 2016	For the Year Ended January 31, 2015	For the Year Ended January 31, 2014	For the Period Ended January 31, 2013 (a)
Selected Per Share Data:
Net asset value, beginning of period	$11.27	$12.07	$12.17	$12.34	$11.71

Income from investment operations:
Net investment income	0.63	0.72	0.60	0.56	0.25
Net realized and unrealized gain (loss) on investments	0.12	(0.72)	(0.05)	(0.10)	0.65

Total from investment operations	0.75	–	0.55	0.46	0.90

Less distributions to shareholders:
From net investment income	(0.74)	(0.80)	(0.65)	(0.62)	(0.22)
From net realized gain	–	–	–	(0.01)	(0.05)

Total Distributions	(0.74)	(0.80)	(0.65)	(0.63)	(0.27)

Net asset value, end of period	$11.28	$11.27	$12.07	$12.17	$12.34

Total Return	6.96%	-0.09%	4.60%	3.88%	7.75	% (b)

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$4,037,526	$4,006,007	$3,045,031	$1,287,772	$445,187
Ratio of expenses to average net assets after waiver and reimbursement (recapture) (c)(d)(e)	1.13%	1.19%	1.21%	1.43%	1.34	% (f)
Ratio of net investment income to average net assets before waiver and reimbursement (recapture)	5.67%	6.18%	4.84%	4.58%	4.52	% (f)
Ratio of net investment income to average net assets after waiver and reimbursement (recapture)	5.63%	6.19%	5.01%	4.81%	5.07	% (f)
Portfolio turnover rate	64.45%	43.68%	54.36%	61.70%	54.56	% (b)

(a)	Class commenced operations on August 16, 2012.
(b)	Not Annualized.

(c) Ratio of expenses to average net assets before waiver and reimbursement (recapture)	1.09%	1.21%	1.37%	1.66%	1.89	% (f)
(d) Ratio of expenses to average net assets before waiver and reimbursement (recapture) excluding interest expense	0.95%	1.00%	1.15%	1.22%	1.54	% (f)
(e) Ratio of expenses to average net assets after waiver and reimbursement (recapture) excluding interest expense	0.99%	0.99%	0.99%	0.99%	0.99	% (f)
(f)	Annualized.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Flexible Income Fund – Class A

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2017	For the Year Ended January 31, 2016	For the Period Ended January 31, 2015 (a)
Selected Per Share Data:
Net asset value, beginning of period	$9.56	$10.14	$10.00

Income from investment operations:
Net investment income	0.48	0.47	0.10	(b)
Net realized and unrealized gain (loss) on investments	(0.17)	(0.60)	0.11

Total from investment operations	0.31	(0.13)	0.21

Less distributions to shareholders:
From net investment income	(0.45)	(0.45)	(0.07)

Total Distributions	(0.45)	(0.45)	(0.07)

Net asset value, end of period	$9.42	$9.56	$10.14

Total Return (c)	3.47%	-1.36%	1.98	% (d)(e)

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$6,785	$15,125	$214
Ratio of expenses to average net assets after waiver and reimbursement (f)(g)(h)	1.13%	1.20%	1.24	% (i)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	4.44%	4.62%	-255.74	% (i)
Ratio of net investment income to average net assets after waiver and reimbursement	4.78%	4.89%	3.93	% (i)
Portfolio turnover rate	84.42%	100.93%	6.41	% (d)

(a) Class commenced operations on November 3, 2014.
(b) Calculated based on average shares outstanding during the period.
(c) Total return does not include the effects of sales charges.
(d) Not Annualized.
(e) Total Return was calculated using the traded NAV.
(f) Ratio of expenses to average net assets before waiver and reimbursement	1.47%	1.47%	260.91	% (i)
(g) Ratio of expenses to average net assets before waiver and reimbursement excluding interest expense	1.42%	1.37%	260.91	% (i)
(h) Ratio of expenses to average net assets after waiver and reimbursement excluding interest expense	1.08%	1.10%	1.24	% (i)
(i) Annualized.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Flexible Income Fund – Class C

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2017	For the Period Ended January 31, 2016 (a)
Selected Per Share Data:
Net asset value, beginning of period	$9.55	$10.28

Income from investment operations:
Net investment income	0.35	0.20
Net realized and unrealized loss on investments	(0.11)	(0.70)

Total from investment operations	0.24	(0.50)

Less distributions to shareholders:
From net investment income	(0.42)	(0.23)

Total Distributions	(0.42)	(0.23)

Net asset value, end of period	$9.37	$9.55

Total Return (b)	2.73%	-4.97	% (c)

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$875	$648
Ratio of expenses to average net assets after waiver and reimbursement (d)(e)(f)	1.84%	1.97	% (g)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	3.58%	4.05	% (g)
Ratio of net investment income to average net assets after waiver and reimbursement	3.89%	4.39	% (g)
Portfolio turnover rate	84.42%	100.93	% (c)

(a) Class commenced operations on August 4, 2015.
(b) Total return does not include the effects of sales charges.
(c) Not Annualized.
(d) Ratio of expenses to average net assets before waiver and reimbursement	2.15%	2.32	% (g)
(e) Ratio of expenses to average net assets before waiver and reimbursement excluding interest expense	2.12%	2.19	% (g)
(f) Ratio of expenses to average net assets after waiver and reimbursement excluding interest expense	1.81%	1.85	% (g)
(g) Annualized.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Flexible Income Fund – Institutional Class

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2017	For the Year Ended January 31, 2016	For the Period Ended January 31, 2015 (a)
Selected Per Share Data:
Net asset value, beginning of period	$9.56	$10.14	$10.00

Income from investment operations:
Net investment income	0.47	0.46	0.13	(b)
Net realized and unrealized gain (loss) on investments	(0.14)	(0.57)	0.08

Total from investment operations	0.33	(0.11)	0.21

Less distributions to shareholders:
From net investment income	(0.48)	(0.47)	(0.07)

Total Distributions	(0.48)	(0.47)	(0.07)

Net asset value, end of period	$9.41	$9.56	$10.14

Total Return	3.69%	-1.11%	2.03	% (c)(d)

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$164,458	$298,244	$1,142
Ratio of expenses to average net assets after waiver and reimbursement (e)(f)(g)	0.87%	0.97%	0.99	% (h)
Ratio of net investment income (loss) to average net assets before waiver and reimbursement	4.66%	4.81%	-167.87	% (h)
Ratio of net investment income to average net assets after waiver and reimbursement	4.98%	5.10%	5.48	% (h)
Portfolio turnover rate	84.42%	100.93%	6.41	% (c)

(a) Class commenced operations on November 3, 2014.
(b) Calculated based on average shares outstanding during the period.
(c) Not Annualized.
(d) Total Return was calculated using the traded NAV.
(e) Ratio of expenses to average net assets before waiver and reimbursement	1.19%	1.26%	174.34	% (h)
(f) Ratio of expenses to average net assets before waiver and reimbursement excluding interest expense	1.15%	1.14%	174.34	% (h)
(g) Ratio of expenses to average net assets after waiver and reimbursement excluding interest expense	0.83%	0.85%	0.99	% (h)
(h) Annualized.

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund – Class A

Financial Highlights

(For a share outstanding during each period)

	For the Period Ended January 31, 2017 (a)		For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Period Ended March 31, 2013 (b)
Selected Per Share Data:
Net asset value, beginning of period	$10.80		$11.73	$12.34	$12.43	$12.26

Income from investment operations:
Net investment income	0.59		0.64 (c)	0.63 (c)	0.66 (c)	0.49	(c)
Net realized and unrealized gain (loss) on investments	1.10		(0.94)	(0.46)	0.18	0.35

Total from investment operations	1.69		(0.30)	0.17	0.84	0.84

Less distributions to shareholders:
From net investment income	(0.57)		(0.63)	(0.62)	(0.69)	(0.48)
From net realized gain	–		–	(0.16)	(0.24)	(0.19)

Total Distributions	(0.57)		(0.63)	(0.78)	(0.93)	(0.67)

Net asset value, end of period	$11.92		$10.80	$11.73	$12.34	$12.43

Total Return (d)	16.00	% (e)	-2.57%	1.46%	7.07%	7.01	% (e)

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$745		$705	$2,273	$82	$11
Ratio of expenses to average net assets after waiver and reimbursement (f)	0.90	% (g)	0.90%	0.90%	0.90%	0.90	% (g)
Ratio of net investment income to average net assets before waiver and reimbursement	5.70	% (g)	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets after waiver and reimbursement	6.13	% (g)	5.62%	5.29%	5.33%	5.90	% (g)
Portfolio turnover rate	70.87	% (e)	35.45%	33.69%	28.71%	32.74	% (e)

(a) For the period April 1, 2016 to January 31, 2017. See Note 1 to the Financial Statements.
(b) Class commenced operations on July 31, 2012.
(c) Calculated based on average shares outstanding during the period.
(d) Total return does not include the effects of sales charges.
(e) Not annualized.
(f) Ratio of expenses to average net assets before waiver and reimbursement	1.33	% (g)	1.11%	1.11%	1.00%	1.03	% (g)
(g) Annualized.

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund – Institutional Class

Financial Highlights

(For a share outstanding during each period)

	For the Period Ended January 31, 2017 (a)		For the Year Ended March 31, 2016	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012
Selected Per Share Data:
Net asset value, beginning of period	$10.77		$11.71	$12.32	$12.43	$12.12	$12.06

Income from investment operations:
Net investment income	0.60		0.67 (b)	0.67 (b)	0.72	0.76	0.78
Net realized and unrealized gain (loss) on investments	1.12		(0.94)	(0.46)	0.13	0.50	0.12

Total from investment operations	1.72		(0.27)	0.21	0.85	1.26	0.90

Less distributions to shareholders:
From net investment income	(0.60)		(0.67)	(0.66)	(0.72)	(0.75)	(0.78)
From net realized gain	–		–	(0.16)	(0.24)	(0.20)	(0.06)

Total Distributions	(0.60)		(0.67)	(0.82)	(0.96)	(0.95)	(0.84)

Net asset value, end of period	$11.89		$10.77	$11.71	$12.32	$12.43	12.12

Total Return	16.28	% (c)	-2.30%	1.78%	7.16%	10.74%	7.81%

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$47,979		$37,538	$52,561	$47,219	$42,690	$37,800
Ratio of expenses to average net assets after waiver and reimbursement (d)	0.65	% (e)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets before waiver and reimbursement	5.91	% (e)	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets after waiver and reimbursement	6.33	% (e)	5.94%	5.51%	5.85%	6.14%	6.55%
Portfolio turnover rate	70.87	% (c)	34.45%	33.69%	28.71%	32.74%	42.05%

(a)	For the period April 1, 2016 to January 31, 2017. See Note 1 to the Financial Statements.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.

(d) Ratio of expenses to average net assets before waiver and reimbursement	1.07	% (e)	0.74%	0.73%	0.75%	0.78%	0.73%
(e)	Annualized.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Funds

Notes to the Financial Statements

January 31, 2017

NOTE 1. ORGANIZATION

Angel Oak Funds Trust (the “Trust”) is a Delaware statutory trust organized on June 20, 2014 and registered with the U.S. Securities and Exchange Commission as an open-end management investment company, as defined in the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust consists of three series, Angel Oak Multi-Strategy Income Fund (the “Multi-Strategy Income Fund”), Angel Oak Flexible Income Fund (the “Flexible Income Fund”), and Angel Oak High Yield Opportunities Fund (the “High Yield Opportunities Fund”) (the “Funds”). The Funds offer three classes of shares to investors, Class A shares, Class C shares, and Institutional Class shares. The Angel Oak Multi-Strategy Income Fund’s Class A shares commenced operations on June 28, 2011, Class C shares commenced operations on August 4, 2015, and the Institutional Class shares commenced operations on August 16, 2012. The Angel Oak Flexible Income Fund’s Class A and Institutional Class shares commenced operations on November 3, 2014 and the Class C shares commenced on August 4, 2015. The Angel Oak High Yield Opportunities Fund Class A shares commenced operations on July 31, 2012, Institutional Class shares commenced operations on March 31, 2009, and Class C shares have not commenced operations as of January 31, 2017. Class A shares charge a 2.25% front-end sales charge and a 0.25% 12b-1 fee. Class C shares charge a 1.00% deferred sales charge on shares redeemed within one year of purchase and a 1.00% 12b-1 fees. Institutional Class shares do not charge front-end or back-end sales charges and no 12b-1 fees.

The investment objective of the Multi-Strategy Income Fund is current income. The investment objective of the Flexible Income Fund is to seek current income with a secondary objective of total return. The investment objective of High Yield Opportunities Fund is to earn a high level of current income with a secondary objective of capital appreciation. The Multi-Strategy Income Fund and High Yield Opportunities Fund are diversified series of the Trust while the Flexible Income Fund is a non-diversified series of the Trust.

The Multi-Strategy Income Fund is the successor in interest to a fund (the “Predecessor Fund”) having the same name and investment objective that was included as a series of another investment company, Valued Advisers Trust, and that was also advised by the Multi-Strategy Income Fund’s investment adviser, Angel Oak Capital Advisors, LLC (the “Adviser”). On March 26, 2015, the shareholders of the Predecessor Fund approved the reorganization of the Predecessor Fund with and into the Multi-Strategy Income Fund, and effective as of the close of business on April 10, 2015, the assets and liabilities of the Predecessor Fund were transferred to the Trust in exchange for shares of the Multi-Strategy Income Fund. Costs incurred by the Multi-Strategy Income Fund in connection with the reorganization were paid by the Adviser. The Predecessor Fund ceased offering its C Class shares and converted them into Class A shares effective as of the close of business April 2, 2015.

The High Yield Opportunities Fund is the successor in interest to the Rainier High Yield Fund (the “Predecessor High Yield Fund”), which had the same investment objective and was included as a series of another investment company, Rainier Investment Management Mutual Funds (“Predecessor Trust”), and that was advised by Rainier Investment Management, LLC. On April 15, 2016, the shareholders of the Predecessor High Yield Fund approved the reorganization of the Original Shares and Institutional Shares of the Predecessor High Yield Fund with and into the Class A shares and Institutional Class shares of the Angel Oak High Yield Opportunities Fund, and effective as of the close of business on April 15, 2016, the assets and liabilities of the Predecessor High Yield Fund were transferred to the Trust in exchange for shares in the Angel Oak High Yield Opportunities Fund. Costs incurred by the Angel Oak High Yield Opportunities Fund in connection with the reorganization were paid by the Adviser. The fiscal year end of the Predecessor High Yield Fund was March 31, 2016. The reporting period covered by this annual report for the High Yield Opportunities Fund is April 1, 2016 through January 31, 2017. Operations prior to April 15, 2016 were for the Predecessor High Yield Fund. Net assets and shares outstanding on April 15, 2016 were $705,808 and 64,250 for Original Shares and $37,954,151 and 3,463,606 for Institutional Shares, respectively, all of which were transferred into the Trust at NAV at the close of business on April 15, 2016.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of its financial statements in accordance with the generally accepted accounting principles in the United States of America (“GAAP”). The Funds follow the Investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946 Financial Services-Investment Companies.

Securities Valuation and fair value measurements – The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2017

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs or methodology used for valuing securities are not an indication of the risks associated with investing in those securities.

Investments in registered open-end management investment companies, including money market funds, will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Fair values for long-term debt securities, including asset-backed securities, collateralized loan obligations, collateralized mortgage obligations, corporate obligations and mortgage-backed securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs, including but not limited to, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measurers calculated using factors such as cash flows, financial or collateral performance and other reference data. In addition to these inputs, mortgage-backed and asset-backed obligations may utilize cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information. Securities that use similar valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable; the values generally would be categorized as Level 3.

Equity securities, including preferred stocks, that are traded on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”), are valued at the last sale price at the close of that exchange. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-listed or NASDAQ security does not trade, then: (i) the security shall be valued at the mean between the most recent quoted bid and asked prices at the close of the exchange; or (ii) the security shall be valued at the latest sales price on the Composite Market (defined below) for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets (“OTC”) as published by a pricing service. In the event market quotations or Composite Market pricing are not readily available, Fair Value will be determined in accordance with the procedures adopted by the Board of Trustees (“Board”). All equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the over-the counter market. If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and asked price will be used as long as it continues to reflect the value of the security. If the mean is not available, then bid price can be used as long as the bid price continues to reflect the value of the security. Otherwise Fair Value will be determined in accordance with the procedures adopted by the Board. These securities will generally be categorized as Level 3 securities. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

Short term debt securities having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy. Reverse repurchase agreements and repurchase agreements are priced at their acquisition cost, which represents fair value. These securities will generally be categorized as Level 2 securities.

Financial derivative instruments, such as futures contracts, that are traded on a national securities or commodities exchange are typically valued at the settlement price determined by the relevant exchange. Swaps, such as credit default swaps, interest-rate swaps and currency swaps, are valued by a Pricing Service. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Over-the-counter financial derivative instruments, such as

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2017

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

certain futures contracts or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Derivatives that use similar valuation techniques as described above are typically categorized as Level 2 of the fair value hierarchy.

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board. The Valuation Oversight Committee is generally responsible for overseeing the Funds’ valuation processes and reports periodically to the Board. The Valuation Oversight Committee has delegated to the Pricing Committee the day to day responsibilities for making all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value. The Pricing Committee reports periodically to the Valuation Oversight Committee.

The following is a summary of the inputs used to value each Fund’s net assets as of January 31, 2017:

Multi-Strategy Income Fund
Assets	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$–	$595,623,903	$–	$595,623,903
Collateralized Debt Obligations	–	20,481,220	–	20,481,220
Collateralized Loan Obligations	–	437,973,893	–	437,973,893
Collateralized Mortgage Obligations	–	2,899,974,363	10,418,254	2,910,392,617
Corporate Obligations	–	285,426,544	–	285,426,544
Investment Companies	10,629,784	–	–	10,629,784
Mortgage-Backed Securities – U.S. Government Agency Issues	–	188,958,672	–	188,958,672
Preferred Stocks	3,539,107	–	–	3,539,107
Short Term Investments	285,007,714	–	–	285,007,714
Total	299,176,605	4,428,438,595	10,418,254	4,738,033,454
Other Financial Instruments*
Futures Contracts	40,636	–	–	40,636
Reverse Repurchase Agreements	–	(14,425,000)	–	(14,425,000)
Total	$40,636	$(14,425,000)	$–	$(14,384,364)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and reverse repurchase agreements. Futures are reflected at the unrealized appreciation (depreciation) on the instrument.

See the Schedule of Investments for further disaggregation of investment categories. Transfers between levels are recognized at the end of the reporting period. For the year ended January 31, 2017, there were no transfers into or out of Level 1. Below is a reconciliation that details the transfer of securities between Level 2 and Level 3 in the Multi-Strategy Income Fund during the reporting period. Transfers from Level 2 to Level 3 are due to increased significant unobservable inputs. See the summary of quantitative information about Level 3 Fair Value Measurements for more information.

Transfers into Level 2	$–
Transfers out of Level 2	(10,418,254)
Net Transfers out of Level 2	$(10,418,254)
Transfers into Level 3	$10,418,254
Transfers out of Level 3	–
Net Transfers into Level 3	$10,418,254

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2017

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Angel Oak Multi-Strategy Income Fund	Balance as of 01/31/2016	Accrued Discounts/ Premiums	Net Realized Gain (Loss)	Change in Net Unrealized Depreciation	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 01/31/2017	Net Change in Unrealized Depreciation on securities held at 01/31/2017
Collateralized Mortgage Obligations	$–	$–	$–	$–	$–	$–	$10,418,254	$–	$10,418,254	$(4,353,424)

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

Angel Oak Multi-Strategy Income Fund	Fair Value as of 01/31/2017	Valuation Techniques	Unobservable Input	Range	Impact to valuation from an increase to input
Collateralized Mortgage Obligations	$7,607,500	Consensus Pricing	Third party & broker quote inputs	$89.50 - $98.96	When a broker quote is provided as a fair value method, both the fund and the broker may consider the following: significant changes in the default rate, conditional prepayment rate, loss severity and expected yield-to-maturity assumptions, which would result in direct and proportional changes in the price level.
Collateralized Mortgage Obligations	$2,810,754	Consensus Pricing	Third party & broker quote inputs	$34.85 - $88.86	When a broker quote is provided as a fair value method, both the fund and the broker may consider the following: significant changes in the default rate, conditional prepayment rate, loss severity and expected yield-to-maturity assumptions, which would result in direct and proportional changes in the price level.

Flexible Income Fund
Assets	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$–	$16,526	$–	$16,526
Collateralized Debt Obligations	–	10,376,295	–	10,376,295
Collateralized Loan Obligations	–	51,546,992	–	51,546,992
Collateralized Mortgage Obligations	–	19,158,842	–	19,158,842
Corporate Obligations	–	86,593,047	–	86,593,047
Short Term Investments	3,741,398	–	–	3,741,398
Total	$3,741,398	$167,691,702	$–	$171,433,100
Other Financial Instruments*
Futures Contracts	$(85,719)	$–	$–	$(85,719)
Total	$(85,719)	$–	$–	$(85,719)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures. Futures are reflected at the unrealized appreciation (depreciation) on the instrument.

See the Schedule of Investments for further disaggregation of investment categories. During the year ended January 31, 2017, the Flexible Income Fund did not recognize any transfers to or from Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2017

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

High Yield Opportunities Fund
Assets	Level 1	Level 2	Level 3	Total
Collateralized Loan Obligations	$–	$4,468,374	$–	$4,468,374
Common Stocks	37,525	–	–	37,525
Corporate Obligations	–	42,924,765	–	42,924,765
Short Term Investments	536,800	–	–	536,800
Total	574,325	47,393,139	–	47,967,464

See the Schedule of Investments for further disaggregation of investment categories. During the period ended January 31, 2017, the High Yield Opportunities Fund did not recognize any transfers to or from Levels 1, 2 or 3. Transfers between levels are recognized at the end of the reporting period.

Federal Income Taxes – The Funds intend to elect and continue to qualify to be taxed as “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds generally will not be subject to federal income tax to the extent they distribute substantially all of their net investment income and capital gains to shareholders. The Funds generally intend to operate in a manner such that they will not be liable for federal income or excise taxes.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the fiscal year ended January 31, 2017, the Funds did not incur any interest or penalties.

Security Transactions and Income Recognition – Investment security transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income and expense is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective yield method, based on each securities estimated life. Dividend income and corporate transactions, if any, are recorded on the ex-date. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of the information from the issuer. The actual character of distributions to the Funds’ shareholders will be reflected in the Form 1099 received by shareholders after the end of the calendar year.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis. Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation and expenses are allocated to each class based on the net assets in relation to the relative net assets of each Fund.

Dividends and Distributions – Distributions from each Fund’s net investment income are accrued daily and typically paid monthly. The Funds intend to distribute their net realized long term capital gains and their net realized short term capital gains, if any, at least annually. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds. For the period ended January 31, 2017, certain

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2017

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

differences were reclassified. These differences were primarily related to paydown losses and swap interest; the amounts did not affect net assets. The reclassifications were as follows:

	Paid-in capital	Accumulated net investment income (loss)	Accumulated net realized gain (loss) from investment transactions
Multi-Strategy Income Fund	$0	$38,335,027	$(38,335,027)
Flexible Income Fund	$0	$55,496	$(55,496)
High Yield Opportunities Fund	$0	$(18,450)	$18,450

Share Valuation – The NAV per share of a class of shares of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses) attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Funds’ NAV will not be calculated on the days on which the New York Stock Exchange is closed for trading.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Indemnifications – Under the Trust’s organizational documents, the Trust will indemnify its officers and trustees for certain liabilities that may arise from performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representatives and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

Repurchase Agreements – Repurchase agreements are transactions by which the Funds purchase a security and simultaneously commit to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or the date of maturity of the purchased security. A repurchase agreement is accounted for as an investment by the Funds, collateralized by securities, which are delivered to the Funds’ custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest. Repurchase agreements involve certain risks not associated with direct investments in the underlying securities. In the event of a default or bankruptcy by the seller, the Funds will seek to liquidate such collateral. The exercise of the Funds’ right to liquidate such collateral could involve certain costs or delays, and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss.

Reverse Repurchase Agreements – A reverse repurchase agreement is the sale by the Funds of a security to a party for a specified price, with the simultaneous agreement by the Funds to repurchase that security from that party on a future date at a higher price. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. Reverse repurchase agreements involve the risk that the counterparty will become subject to bankruptcy or other insolvency proceedings or fail to return a security to the Funds. In such situations, the Funds may incur losses as a result of a possible decline in the value of the underlying security during the period while the Funds’ seek to enforce their rights, a possible lack of access to income on the underlying security during this period, or expenses of enforcing their rights. The Funds will segregate assets determined to be liquid by the Adviser or otherwise covered its obligations under reverse repurchase agreement.

Secured Borrowings

The Funds have adopted guidance requiring entities to present gross obligations for secured borrowings by the type of collateral pledged and remaining time to maturity.

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2017

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

Multi-Strategy Income Fund
Reverse Repurchase Agreements and Reverse Repurchase-to-Maturity Transactions	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Collateralized Mortgage Obligations	$–	$14,425,000	$–	$–	$14,425,000
Total	$–	$14,425,000	$–	$–	$14,425,000
Gross amount of reverse repurchase agreements in Balance Sheet Offsetting Information Table					$14,425,000
Amounts related to agreements not included in offsetting disclosure in Balance Sheet Offsetting Information Table					$–

Mortgage-Backed and Asset-Backed Securities Risks – Prepayment risk is associated with mortgage-backed and asset-backed securities, including collateralized loan obligations (“CLOs”). If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Funds’ investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Funds to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Funds to successfully utilize these instruments may depend on the ability of the Funds’ Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset-backed securities may be secured by pools of loans, such as corporate loans, student loans, automobile loans and credit card receivables. The credit risk on such securities is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and asset-backed securities, including CLOs, may decline and therefore may not be adequate to cover underlying investors. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets have experienced extraordinary weakness and volatility in recent years. Possible legislation in the area of residential mortgages, credit cards, corporate loans and other loans that may collateralize the securities in which the Funds may invest could negatively impact the value of the Funds’ investments. To the extent the Funds focus their investments in particular types of mortgage-backed or asset-backed securities, including CLOs, the Funds may be more susceptible to risk factors affecting such types of securities.

Preferred Stocks – The Funds may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. The fundamental risk of investing in preferred stock is the risk that the value of the stock might decrease.

Futures Contracts – The Funds may enter into futures contracts to hedge various investments for risk management as well as speculative purposes. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. Secondary margin limits are required to be maintained while futures are held, as defined by each contract.

During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the fair value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Funds’ cost of entering into a contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contract and may realize a loss. See Note 3 for information on futures contract activity during the year ended January 31, 2017.

Options – A Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing its investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2017

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

for American options or only at expiration for European options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of a Fund or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

A Fund may close out a position when writing options by purchasing an option on the same underlying security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the applicable Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option. See Note 3 for information on option activity during the year ended January 31, 2017.

Swaps – The Funds may enter into swap contracts to hedge various investments for risk management or to pursue their investment objective. The Funds may invest in credit default swaps, total return swaps, interest rate swaps, equity swaps, currency swaps, options on foregoing swaps, and other types of swaps. Such transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as “counterparty risk,” regulatory risk and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs. Swap agreements are valued by a pricing service and unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price. See Note 3 for information on swap activity during the year ended January 31, 2017.

NOTE 3. DERIVATIVE TRANSACTIONS

The following tables present a summary of the value of derivative instruments as of January 31, 2017 and the effect of derivative instruments on the Statements of Assets and Liabilities as of January 31, 2017.

Multi-Strategy Income Fund
Derivatives	Type of Derivative Risk	Statements of Assets and Liabilities Location	Liabilities
Futures Contracts	Interest Rate	Variation Margin on Futures Contracts	$994,028

The effect of derivative instruments on the Statement of Operations for the year ended January 31, 2017:

Derivatives	Type of Derivative Risk	Location of Gain/(Loss) on Derivatives in Income	Realized Gain (Loss) on Derivatives
Futures Contracts	Interest Rate	Net realized loss on futures contracts	$(46,226,758)
Options	Equity	Net realized loss on investments	$(14,115,075)
Swaps	Credit Contracts	Net realized gain on swap agreements	$1,518,076

Derivatives	Type of Derivative Risk	Location of Gain on Derivatives in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	Interest Rate	Net change in unrealized appreciation (depreciation) on futures contracts	$50,234,195
Swaps	Credit Contracts	Net change in unrealized appreciation (depreciation) on swap agreements	$198,761

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2017

NOTE 3. DERIVATIVE TRANSACTIONS – (continued)

The average monthly notional value of long and short futures contracts during the year ended January 31, 2017 was $506,660,545 and ($376,217,302), respectively. The average monthly market value of purchased options during the year ended January 31, 2017 was $2,297,563. The average monthly notional value of long and short swap agreements during the year ended January 31, 2017 was $10,769,231 and ($2,307,692), respectively.

Flexible Income Fund
Derivatives	Type of Derivative Risk	Statements of Assets and Liabilities Location	Liabilities
Futures Contracts	Interest Rate	Variation Margin on Futures Contracts	$27,155

The effect of derivative instruments on the Statements of Operations for the year ended January 31, 2017:

Derivatives	Type of Derivative Risk	Location of Loss on Derivatives in Income	Realized Loss on Derivatives
Futures Contracts	Interest Rate	Net realized loss on futures contracts	$(1,026,169)
Options	Equity	Net realized loss on investments	$(679,395)

Derivatives	Type of Derivative Risk	Location of Gain on Derivatives in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	Interest Rate	Net change in unrealized appreciation (depreciation) on futures contracts	$815,628

The average monthly notional value of long and short futures contracts during the year ended January 31, 2017 was $6,369,540 and ($11,516,391), respectively. The average monthly market value of purchased options during the year ended January 31, 2017 was $200,360.

Balance Sheet Offsetting Information

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. As of January 31, 2017, the Funds were not subject to any netting agreements.

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statements of Assets and Liabilities as of January 31, 2017.

Multi-Strategy Income Fund
				Gross Amounts Not Offset in Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Futures Contracts	$994,028	$–	$994,028	$–	$994,028	$–
Reverse Repurchase Agreements	14,425,000	–	14,425,000	14,425,000	–	–
	$15,419,028	$–	$15,419,028	$14,425,000	$994,028	$–

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2017

NOTE 3. DERIVATIVE TRANSACTIONS – (continued)

Flexible Income Fund
				Gross Amounts Not Offset in Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Futures Contracts	$27,155	$–	$27,155	$–	$27,155	$–

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed herein.

NOTE 4. FEES AND OTHER RELATED PARTY TRANSACTIONS

Under the terms of the investment advisory agreement, on behalf of the Funds’ (the “Agreement”), the Adviser manages the Funds’ investments subject to oversight of the Trustees. As compensation for its management services, Multi-Strategy Income Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.89% of the average daily net assets of the Fund. As compensation for its management services, Flexible Income Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.89% of the average daily net assets of the Fund. Effective April 15, 2016, as compensation for its management services, High Yield Opportunities Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.55% of the average daily net assets of the Funds. For the period April 1, 2016 through April 15, 2016, as compensation for its management services, the Predecessor High Yield Fund was obligated to pay Rainier Investment Management, LLC a fee computed and accrued daily and paid at an annual rate of 0.55% of the average daily net assets of the Fund, which amounted to $9,050 and is included in the Investment Advisory Expense on the Statements of Operations.

The Adviser contractually agreed to waive or limit its fees and to assume other expenses of the Multi-Strategy Income Fund and the Flexible Income Fund until May 31, 2017, so that the Total Annual Fund Operating Expenses of each Fund do not exceed 0.99% and 0.85%, for the Multi-Strategy Income Fund and the Flexible Income Fund, respectively. Effective December 1, 2016, the Adviser also voluntarily agreed to waive its fees and/or reimburse certain expenses to limit the Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement to 0.69% of the Flexible Income Fund’s average daily net assets. This voluntary waiver is in addition to the contractual fee waiver/expense limitation agreement discussed above and may be discontinued at any time. Fees waived under this voluntary waiver are not subject to recoupment by the Adviser. The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the High Yield Opportunities Fund until May 31, 2018, so that the Total Annual Fund Operating Expenses do not exceed 0.65%. These operating expense limitations do not apply to front-end sales loads, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, extraordinary expenses and indirect expenses (such as “acquired funds fees and expenses”). In addition, the Adviser has contractually agreed through July 15, 2017 to waive the amount of the Multi-Strategy Income Fund’s management fee to the extent necessary to offset the proportionate share of the management fees incurred by the Fund through its investment in an underlying fund for which the Adviser also serves as investment adviser. This arrangement may only be changed or eliminated by the Board of Trustees upon 60 days’ written notice to the Adviser.

The contractual waiver and/or reimbursement by the Adviser with respect to the Funds is subject to repayment by the Funds within 36 months following the fiscal year in which that particular waiver and/or reimbursement occurred, provided that the Funds are able to make the repayment without exceeding the expense limitations described above. During the period ended January 31, 2017, Multi-Strategy Income Fund repaid $1,703,216 of previously waived expenses to the Adviser, the Flexible Income Fund contractually waived $579,174 of expenses, and the High Yield Opportunities Fund waived $149,074 of expenses. Expense limitation agreement specifically refers to amounts that are contractually waived, see Statement of Operations. The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions at January 31, 2017 are included in the table below. Fees waived by the Predecessor High Yield Fund are not subject to recoupment by the Angel Oak High Yield Opportunities Fund. The difference between the recoverable amount in the table below and the amount listed in the Statement of Operations is related to the amount waived by the Predecessor High Yield Fund prior to the reorganization. During the period April 1, 2016 through April 15, 2016 the Predecessor High Yield Fund waived $186 of expenses.

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2017

NOTE 4. FEES AND OTHER RELATED PARTY TRANSACTIONS – (continued)

	Recoverable through January 31, 2018	Recoverable through January 31, 2019	Recoverable through January 31, 2020
Multi-Strategy Income Fund	$4,750,559	$1,118,919	N/A
Flexible Income Fund	$131,604	$860,519	$579,174
High Yield Opportunities Fund	N/A	N/A	$148,887

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act with respect to the Class A and Class C shares. The Distribution Plan provides that the Funds may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of Class A shares and an annual rate of up to 1.00% of the average daily net assets of Class C shares. No distribution fees are paid by Institutional Class shares. These fees may be used by the Distributor to provide compensation for sales support, distribution activities or shareholder servicing activities. For the year or period ended January 31, 2017, Multi-Strategy Income Fund, Flexible Income Fund, and High Yield Opportunities Fund incurred distribution fees of $1,376,463, $31,331 and $1,476, respectively. For the year ended March 31, 2016, the Predecessor High Yield Fund incurred distribution fees of $4,590.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountants and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodians; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds. U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Funds. Both the Administrator and Custodian are affiliates of the Distributor.

NOTE 5. SECURITIZATION TRANSACTION

On November 5, 2015, the Multi-Strategy Income Fund and the Flexible Income Fund participated in the offering of the Financial Institution Note Securitization 2015-1, LTD (FINS 2015-1). As part of the offering, Multi-Strategy Income Fund purchased $12,927,000 of Class A notes, $6,275,000 of Class C notes and 11,231,000 preferred shares and Flexible Income Fund purchased $7,673,000 of Class A notes, $3,725,000 of Class C notes and 6,666,666 preferred shares of FINS 2015-1. The Adviser has been named as the collateral surveillance and analysis provider of FINS 2015-1. The collateral manager may consult with the collateral surveillance and analysis provider prior to making certain decisions; however, the collateral manager will not be required to follow any position taken by or recommendation made by the collateral surveillance and analysis provider in any such consultation.

NOTE 6. INVESTMENT TRANSACTIONS

For the year or period ended January 31, 2017, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

	Purchases	Sales
Multi-Strategy Income Fund	$2,760,387,258	$3,402,391,409
Flexible Income Fund	$163,035,449	$316,454,609
High Yield Opportunities Fund	$33,989,565	$28,964,890

During the year ended January 31, 2017, the Multi-Strategy Income Fund and Flexible Income Fund purchased, in accordance with the Rule 17a-7 procedures adopted by the Trust, securities eligible for investment by each Fund at a value of $112,316,294 and $10,366,250, respectively. During the year ended January 31, 2017, the Multi-Strategy Income Fund and Flexible Income Fund sold, in accordance with Rule 17a-7 procedures adopted by the Trust, securities for investment by each Fund at a value of $22,449,165 and $69,185,478, respectively.

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2017

NOTE 6. INVESTMENT TRANSACTIONS – (continued)

During the year ended January 31, 2016, the Multi-Strategy Income Fund accepted, in accordance with the Rule 17a-7 procedures adopted by the Trust, securities and cash eligible for investment by the Fund as consideration for Fund shares issued at a value of $18,025,048.

For the year or period ended January 31, 2017, there were no long-term purchases or sales of U.S. Government securities for the Funds.

NOTE 7. TRANSACTIONS WITH AFFILIATES

The Funds’ transactions with affiliates represent holdings for which the respective Fund and the underlying investee fund have the same investment advisor or where the investee fund’s investment advisor is under common control with the Fund’s investment advisor.

The Multi-Strategy Income Fund had the following transactions during the year ended January 31, 2017, with affiliates:

	Share Activity				Year Ended January 31, 2017
Security Name	Balance January 31, 2016	Purchases	Sales	Balance January 31, 2017	Value	Dividends Credited to Income	Amount of Gain (Loss) realized on Sale of Shares
Angel Oak High Yield Opportunities Fund	–	894,010	–	894,010	$10,629,784	$298,445	$–

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At January 31, 2017, UBS Wealth Management USA (“UBS”) owned, as record shareholder, 26% of the outstanding shares of Multi-Strategy Income Fund. At January 31, 2017, Charles Schwab & Co. (“Schwab”) and UBS owned, as record shareholders, 61% and 30%, respectively, of the outstanding shares of Flexible Income Fund. It is not known whether UBS, Schwab, or any other underlying beneficial owners owned or controlled 25% or more of the voting securities of the Funds. At January 31, 2017, no shareholder held more than 25% of the outstanding shares of the High Yield Fund.

NOTE 9. FEDERAL TAX INFORMATION

The tax characterization of distributions paid for the year ended January 31, 2017 and January 31, 2016 were as follows:

	Multi-Strategy Income Fund		Flexible Income Fund
	2017	2016	2017	2016
Distributions paid from:
Ordinary Income	$286,227,943	$297,742,255	$10,336,302	$15,108,750
Net Long-Term Capital Gain	–	–	–	–
Total	$286,227,943	$297,742,255	$10,336,302	$15,108,750

The tax characterization of distributions paid for the period/year ended January 31, 2017, March 31, 2016 and March 31, 2015 were as follows:

	High Yield Opportunities Fund
	2017	2016	2015
Distributions paid from:
Ordinary Income	$2,239,343	$3,118,247	$3,009,861
Net Long-Term Capital Gain	–	–	628,986
Total	$2,239,343	$3,118,247	$3,638,847

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2017

NOTE 9. FEDERAL TAX INFORMATION – (continued)

At January 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Multi-Strategy Income Fund	Flexible Income Fund	High Yield Opportunities Fund
Tax Cost of Investments	$4,790,042,666	$170,405,534	$47,051,208
Unrealized Appreciation	70,757,366	2,214,736	1,650,381
Unrealized Depreciation	(122,766,578)	(1,187,170)	(734,125)
Net Unrealized Appreciation (Depreciation)	$(52,009,212)	$1,027,566	$916,256
Undistributed Ordinary Income	8,512,677	135,170	28,445
Undistributed Long-Term Gain (Loss)	–	–	–
Distributable Earnings	$8,512,677	$135,170	$28,445
Other Accumulated Gain (Loss)	(304,232,475)	(35,792,245)	(1,101,618)
Total Accumulated Gain (Loss)	$(347,729,010)	$(34,629,509)	$(156,917)

As of January 31, 2017, Multi-Strategy Income Fund, Flexible Income Fund, and High Yield Opportunities Fund had available for federal tax purposes an unused capital loss carryforward of $300,420,704, $35,762,349 and $1,075,068, respectively, which is available for offset against future taxable net capital gains.

To the extent these carryforwards are used to offset futures gains, it is probably that the amount offset will not be distributed to shareholders. The carryforward expires as follows:

	Multi-Strategy Income Fund	Flexible Income Fund	High Yield Opportunities Fund
No expiration short-term	$111,214,290	$24,908,021	$514,274
No expiration long-term	$189,206,414	$10,854,328	$560,794
Total	$300,420,704	$35,762,349	$1,075,068

Certain capital losses incurred after October 31 and within the current taxable year, are deemed to arise on the on the first business day of the Funds’ following taxable year. For the tax period ended January 31, 2017, the Multi-Strategy Income Fund, Flexible Income Fund, and High Yield Opportunities Fund did not defer any post-October losses.

NOTE 10. CREDIT AGREEMENTS

In August 2015, the Multi-Strategy Income Fund entered into a $375 million secured, committed, margin facility (the “Facility”) with Société Générale, which expires in April 2017. Under the Facility, interest is charged on floating rate loans based on the 3-month LIBOR rate plus 1.35% and is payable on the last day of each interest period, which was 2.38% as of January 31, 2017. For the year ended January 31, 2017, the average principal balance and interest rate was approximately $267,281,421 and 2.10%, respectively. The Multi-Strategy Income Fund is required to pay a commitment fee under the Facility if the level of debt outstanding falls below a certain percentage. During the reporting period the Multi-Strategy Income Fund was required to pay these commitment fees. These expenses, including the commitment fee, are included in the Interest expense line item that is reflected in the Statements of Operations. Under the terms of the Facility, the Multi-Strategy Income Fund is also required to satisfy certain collateral requirements and maintain a certain level of net assets. As of January 31, 2017, the outstanding principal balance under the Facility was $250 million. The amount of the maximum loan outstanding during the period was $275 million.

U.S. Bank, N.A. made available to Multi-Strategy Income Fund and Flexible Income Fund a $150,000,000 and $50,000,000, respectively, unsecured uncommitted credit facility, pursuant to a Loan Agreement effective August 5, 2015, expiring on June 8, 2016, for the purposes of having cash available to satisfy redemption requests. Principal is due twenty days after the initial advance and at the maturity. Interest is payable monthly in arrears. Under the credit facility, the interest rate paid by the Funds on outstanding borrowings is equal to the one-month LIBOR, plus 1.75%, which was 2.20% as of June 8, 2016. For the period from February 1, 2016

Angel Oak Funds

Notes to the Financial Statements - (continued)

January 31, 2017

NOTE 10. CREDIT AGREEMENTS – (continued)

to June 8, 2016, the average principal balance and interest rate was $217,054 and 2.19%, respectively for the Flexible Income Fund. The Multi-Strategy Income Fund did not borrow under this arrangement, during this period. The maximum loan outstanding during the period for the Flexible Income Fund was $3,500,000 from February 2, 2016 through February 4, 2016 and February 17, 2016 through February 21, 2016.

U.S. Bank, N.A. made available to the Predecessor Trust a $200,000,000 unsecured credit facility, pursuant to a Loan Agreement effective December 18, 2015, expiring on April 15, 2016, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Under the credit facility, the interest rate paid by the Predecessor High Yield Fund on outstanding borrowings is equal to the prime rate, which was 3  1/2% as of April 15, 2016. For the period from April 1, 2016 to April 15, 2016, the average principal balance and interest rate was $31,733 and 3.50%. The maximum loan outstanding during the period for the Predecessor High Yield Fund was $230,000 on April 4, 2016.

U.S. Bank, N.A. has made available to the Multi-Strategy Income Fund, Flexible Income Fund, and High Yield Opportunities Fund a $200,000,000 unsecured credit facility, pursuant to a Loan Agreement (“Agreement”) effective June 8, 2016, expiring on May 25, 2017, for the purposes of having cash available to satisfy redemption requests. Principal is due twenty days after the initial advance and at the maturity. Interest is payable monthly in arrears. Under the credit facility, the interest rate paid by the Funds on outstanding borrowings is equal to the one-month LIBOR, plus 1.75%, which was 2.53% as of January 31, 2017. For the period from June 8, 2016 to January 31, 2017, the average principal balance and interest rate was $29,874 and 2.31%, respectively for the High Yield Opportunities Fund. The Multi-Strategy Income Fund and Flexible Income Fund did not borrow under this arrangement, during this period. The maximum loan outstanding during the period for the High Yield Opportunities Fund was $2,295,000 on September 14, 2016. As of January 31, 2017, the Funds had no outstanding borrowings under this agreement.

NOTE 11. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE 12. SUBSEQUENT EVENT

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the event listed below.

Post-Effective Amendment No. 18 to the Trust’s registration statement on Form N-1A was filed on January 31, 2017 for initial registration of Class T shares for each of the three Funds in the Trust.

REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Angel Oak Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Angel Oak Funds Trust comprising Angel Oak Multi-Strategy Income Fund, Angel Oak Flexible Income Fund, and Angel Oak High Yield Opportunities Fund (the “Funds”) as of January 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the period then ended for Angel Oak Multi-Strategy Income Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the period then ended for Angel Oak Flexible Income Fund, and the related statements of operations and changes in net assets and the financial highlights for the period April 1, 2016 through January 31, 2017 for Angel Oak High Yield Opportunities Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. Angel Oak High Yield Opportunities Fund’s financial statements and financial highlights for the periods ended prior to January 31, 2017, were audited by other auditors whose report dated May 23, 2016, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Angel Oak Funds Trust as of January 31, 2017, the results of their operations, cash flows, changes in their net assets and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 29, 2017

Additional Information (Unaudited)

1. Shareholder Notification of Federal Tax Status

For the taxable year ended January 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 20%.

For the taxable year ended January 31, 2017, the Multi-Strategy Income Fund, Flexible Income Fund, and High Yield Opportunities Fund paid qualified dividend income of 0.06%, 0.00%, and 0.18%, respectively.

For the taxable year ended January 31, 2017, the percentage of ordinary income dividends paid by the Multi-Strategy Income Fund, Flexible Income Fund, and High Yield Opportunities Fund that qualifies for the dividends received deduction available to corporations was 0.06%, 0.00%, and 0.18%, respectively.

For the taxable year ended January 31, 2017, the Multi-Strategy Income Fund, Flexible Income Fund, and High Yield Opportunities Fund did not pay any ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)2(c).

For the taxable year ended January 31, 2017, the Multi-Strategy Income Fund, Flexible Income Fund, and High Yield Opportunities Fund the percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue 871(k)1(c) was 76.58%, 79.88%, and 92.19%, respectively.

2. Disclosure of Portfolio Holdings

The Funds will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the website of the SEC at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by call 1-800-SEC-0330.

3. Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (855) 751-4324 and (2) from Trust documents filed with the SEC on the SEC’s website at www.sec.gov.

4. Compensation of Trustees

Each Trustee who is not an “interested person” of the Trust (i.e., an “Independent Trustee”) receives an annual retainer of $40,000, paid quarterly as well as $8,500 for attending each regularly scheduled meeting in person. Independent Trustees are permitted reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free 1-855-444-9243.

5. Statement Regarding the Basis for the Approval of the Continuance of Investment Advisory Agreement

Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), at the in-person meeting held on September 28-29, 2016 (the “Meeting”), the Board of Trustees (the “Board”) of Angel Oak Funds Trust (the “Trust”) considered the approval of the continuance of the Investment Advisory Agreement (the “Investment Advisory Agreement” or the “Agreement”) between the Trust, on behalf of the Angel Oak Multi-Strategy Income Fund (the “Multi-Strategy Income Fund”) and the Angel Oak Flexible Income Fund (the “Flexible Income Fund”) (each, a “Fund” and, collectively, the “Funds”), and Angel Oak Capital Advisors, LLC (the “Adviser” or “Angel Oak”) for a one-year period.

The Multi-Strategy Income Fund is the successor in interest to a fund having the same name and investment objective that was included as a series of another investment company, Valued Advisers Trust, and that was also advised by Angel Oak (the “Predecessor Multi-Strategy Income Fund”). The Predecessor Multi-Strategy Income Fund was reorganized into the Fund on April 10, 2015.

The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow it to properly consider the renewal of the Agreement, and it is the duty of the Adviser to furnish the Trustees with information that is responsive to their request. Accordingly, in determining whether to renew the Investment Advisory Agreement between the Adviser and the Trust with respect to the Funds, the Board requested, and the Adviser provided, information and data relevant to the Board’s consideration. This included materials prepared by the Adviser and by the Funds’ administrator that provided the Board with information regarding the fees and expenses of each Fund, as compared to other similar mutual funds.

Following their review and consideration, the Trustees determined that the Investment Advisory Agreement with respect to the Funds would enable shareholders of the Funds to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Funds and their shareholders. Accordingly, the Board, including those Trustees who are not considered to be “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), unanimously approved the adoption of the Investment Advisory Agreement. In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement. The Trustees also carefully considered the comparative fee and expense information prepared by the Adviser. In considering the Investment Advisory Agreement with respect to the Funds, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided. The Trustees concluded that Angel Oak is capable of providing high quality services to each Fund, as indicated by the nature and quality of services provided in the past to each Fund, Angel Oak’s management capabilities demonstrated with respect to each Fund, the professional qualifications and experience of the portfolio managers of each Fund, Angel Oak’s investment and management oversight processes, and the competitive investment performance of the Funds. The Trustees also determined that Angel Oak proposed to provide investment advisory services that were of the same quality as services it provided to each Fund in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services to be provided by Angel Oak, the Trustees concluded that Angel Oak is capable of generating a level of long-term investment performance that is appropriate in light of each Fund’s investment objective, policies and strategies and competitive with many other comparable investment companies.

The investment performance of the Funds. With respect to each Fund, the Trustees concluded on the basis of information derived from independent third-party data that Angel Oak had achieved investment performance that was competitive relative to comparable funds over longer-term trailing periods, and the Trustees took into consideration the fact that Angel Oak focuses on long-term performance results with respect to its management of the Funds and that the Funds may have periods of underperformance when measured on a more short-term basis. The Trustees took note of the fact that, over the previous twelve months, there had been a significant decrease in interest rates on the intermediate and the long end of the U.S. yield curve, as well as volatility with respect to credit spreads, each of which had detracted from the Funds’ performance relative to their benchmarks and peer groups during that time period.

With respect to the Flexible Income Fund (which commenced investment operations in November 2014), the Trustees noted that the Fund’s Institutional Class shares had underperformed the Fund’s peer group (based on the category average) and its benchmark index, the Barclays U.S. Aggregate Bond Index, over the trailing one-year period ended July 31, 2016 and since the Fund’s inception. The Trustees noted that the Adviser had recently taken certain steps intended to improve the Fund’s performance, including the adoption of a policy to concentrate the Fund’s investments in banks and diversified financials.

With respect to the Multi-Strategy Income Fund (which commenced operations in June 2011), the Trustees noted that the Fund’s Institutional Class shares had outperformed the Fund’s peer group (based on the category average) over the three- and five-year periods ended July 31, 2016 and since the Fund’s inception and had underperformed its peer group for the one-year period ended July 31, 2016. The Trustees also noted that the Fund’s Institutional Class shares had outperformed the Fund’s benchmark index, the Barclays U.S. Aggregate Bond Index, over the three- and five-year periods ended July 31, 2016 and since the Fund’s inception and had underperformed its benchmark index for the one-year period ended July 31, 2016.

The Trustees also noted that, in response to a request by the Trustees, Angel Oak had provided information comparing each Fund’s performance with that of a group of mutual funds determined to be direct competitors of the Fund.

On the basis of the Trustees’ assessment of the nature, extent and quality of advisory services provided by Angel Oak, the Trustees concluded that Angel Oak is capable of generating a level of long-term investment performance that is appropriate in light of each Fund’s investment objectives, policies and strategies and competitive with many other investment companies.

The cost of advisory services to be provided and the level of profitability. On the basis of comparative information derived from the expense data that was provided to the Board, the Trustees determined that the overall projected expense ratio of each Fund is generally higher than the average expense ratio for funds in their respective peer groups. However, the Board noted that the quality of services provided by Angel Oak and the past performance of the Funds demonstrated that the proposed advisory fee still offered an appropriate value for the Funds and their shareholders. The Trustees also noted that, in response to a request from the Trustees, Angel Oak had provided information comparing each Fund’s expense ratio to those of a group of mutual funds determined to be direct competitors of the Fund. In addition, the Trustees noted that Angel Oak had proposed to renew its contractual commitment for the benefit of Fund shareholders to limit the operating expenses of each of the classes of shares of the Funds for an additional year through May 31, 2018.

The Board also reviewed the fees that Angel Oak charges its other clients for discretionary portfolio management services, noting that the firm has a variety of account types with different fee arrangements.

The Board took into account the unique management requirements involved in managing a registered investment company as opposed to other types of client accounts.

The Board also considered Angel Oak’s current level of profitability with respect to the Funds, and noted that Angel Oak’s profitability was acceptable and not excessive and consistent with applicable industry averages. They noted that Angel Oak is committed to using its own resources to help grow the Funds. They also noted that Angel Oak had also provided information regarding its methodology for attributing profitability to the Funds as opposed to its other lines of business. The Trustees also took into consideration the nature and extent of expenses that are borne directly by Angel Oak from its own financial resources to help to market and promote the Funds. Accordingly, on the basis of the Board’s review of the fees to be charged by Angel Oak for investment advisory services, the investment advisory and other services provided to the Funds by Angel Oak, and the estimated profitability of Angel Oak’s relationship with each Fund, the Board concluded that the level of investment advisory fees and Angel Oak’s profitability are appropriate in light of the investment advisory fees, overall expense ratios and investment performance of comparable investment companies and the historical profitability of the relationship between each Fund and Angel Oak. The Trustees considered the profitability of Angel Oak both before and after the impact of the marketing-related expenses that Angel Oak incurs out of its own resources in connection with its management of the Funds.

The extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale. While it was noted that the Funds’ investment advisory fees will not decrease as the Funds’ assets grow because they are not subject to investment advisory fee breakpoints, the Trustees concluded that the Funds’ investment advisory fees are appropriate in light of the projected size of the Funds, and appropriately reflect the current economic environment for Angel Oak and the competitive nature of the mutual fund market. The Trustees then noted that they will have the opportunity to periodically re-examine whether the Funds have achieved economies of scale, and the appropriateness of investment advisory fees payable to Angel Oak with respect to the Funds, in the future, at which time the implementation of fee breakpoints on the Funds could be considered. Finally, the Trustees noted the improvements made to the Adviser’s infrastructure and services provided to the Funds, which had been funded by the advisory fees received by the Adviser.

Benefits to Angel Oak from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits derived by Angel Oak from its relationship with the Funds are reasonable and fair and consistent with industry practice and the best interests of the Funds and their shareholders.

Other Considerations. In approving the Investment Advisory Agreement, the Trustees determined that Angel Oak has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of each Fund and its shareholders. The Trustees also concluded that Angel Oak has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Operating Expense Limitation Agreement under which Angel Oak has undertaken to waive a portion of its fees to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Operating Expense Limitation Agreement. The Board noted that those waivers were subject to recoupment under the terms of the Operating Expense Limitation Agreement and that Angel Oak had recouped previously waived fees with respect to the Multi-Strategy Income Fund. The Board also considered matters with respect to the brokerage practices of Angel Oak, including its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

Following further discussion and the consideration of questions raised by the Independent Trustees, the Trustees determined that they had received sufficient information relating to the Funds in order to consider the approval of the Investment Advisory Agreement. It was noted that, in making their determinations, the Trustees had considered and relied upon not only the materials provided to them for use at the Meeting with respect to the proposed contract renewal, but also the information about the Funds and Angel Oak that had been provided to them throughout the past year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations. In reaching their conclusion with respect to the continuation of the Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, but, rather, the Board took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by the Adviser to each of the Funds, and they found that these services continued to benefit the shareholders of the Funds and also reflected management’s overall commitment to the continued growth and development of the Funds.

6. Trustees and Officers

The business of the Fund is managed under the direction of the Board. The Board formulates the general policies of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund. The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The names and addresses of the Trustees and officers of the Trust are listed below along with a description of their principal occupations over at least the last five years. The address of each Trustee and Officer of the Trust is c/o Angel Oak Capital Advisers, LLC, One Buckhead Plaza, 3060 Peachtree Road NW, Suite 500, Atlanta, GA 30305. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free 1-855-751-4324.

Name and year of birth	Position with the Trust and tenure	Funds in complex overseen by Trustee	Principle occupation(s) during the past five years	Other directorships held during the past five years
Independent Trustees of the Trust(1)
Ira P. Cohen 1959	Independent Trustee and Chairman, since 2014; indefinite term	3	Executive Vice President, Recognos Financial (investment industry data analysis provider) (since 2015); Independent financial services consultant (since 2005).	Trustee, Valued Advisers Trust (since 2010) (15 portfolios); Trustee, Griffin Institutional Access Real Estate Fund (since April 2014)(1 portfolio); Trustee, Griffin Institutional Access Credit Fund (since January 2017) (1 portfolio).
Alvin R. Albe, Jr. 1953	Independent Trustee, since 2014; indefinite term	3	Retired; Senior Advisor, The TCW Group, Inc. (asset manager), (2008-2013).	Director, Syntroleum Corporation (renewable energy firm) (1988-2014).
Keith M. Schappert 1951	Independent Trustee, since 2014; indefinite term	3	President, Schappert Consulting LLC (investment industry consulting) (since 2008).	Trustee, Mirae Asset Discovery Funds (since 2010) (6 portfolios); Trustee, Metropolitan Series Fund, Inc. (since 2009) (30 portfolios); Trustee, Met Investors Series Trust (since 2012) (45 portfolios); Director, The Commonfund (investment management) (since 2012); Director, Calamos Asset Management, Inc. (investment management) (since 2012).
Interested Trustee of the Trust:
Sreeniwas (Sreeni) V. Prabhu 1974	Interested Trustee, since April 2015; indefinite term	3	Chief Investment Officer, Portfolio Manager, Co-Founder, Angel Oak Capital Advisors, LLC (since 2009)	None.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”).

Name and year of birth	Position within Trust	Term of office and length of time served	Principle occupation(s) during past five years
Officers of the Trust
Dory S. Black, Esq. 1975	President	Since 2015; indefinite term	General Counsel, Angel Oak (since 2014); General Counsel, EARNEST Partners, LLC (investment management firm) (2014); Vice-President and Assistant General Counsel, GE Asset Management Incorporated (2004 – 2014).
R. Adam Langley 1967	Chief Compliance Officer	Since 2015; indefinite term	Chief Compliance Officer, Angel Oak Capital Advisors, LLC (since 2015); Compliance Manager, Invesco Advisers, Ltd. (2013 – 2015); Compliance Officer, Macquarie Group (2013); Chief Compliance Officer, Aspen Partners, Ltd. (2003 – 2013).
Lu Chang, CFA, FRM 1975	Secretary	Since 2015; indefinite term	Chief Risk Officer, Angel Oak Capital Advisors, LLC (since 2014); Vice-President and Finance Manager, Wells Fargo Advisors, LLC (investment advisory firm) (2010–2014).
Daniel Fazioli 1981	Treasurer	Since 2015; indefinite term	Controller, Angel Oak Capital Advisors, LLC (since 2015); Controller, Tang Capital Partners, LP (2014–2015); Associate, Goldman Sachs & Company, Inc. (2010–2014).

Each Trustee holds office for an indefinite term and until the earlier of: the Trust’s next meeting of shareholders and the election and qualification of his/her successor; or until the date a trustee dies, resigns or is removed in accordance with the Trust’s Declaration of Trust and By-laws. Each Trustee shall serve during the lifetime of the Trust until he or she: (a) dies; (b) resigns; (c) has reached the mandatory retirement age, if any, as set by the Trustees; (d) is declared incompetent by a court of appropriate jurisdiction; or (e) is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Each officer holds office at the pleasure of the Board and serves for a period of one year, or until his or her successor is duly elected and qualified.

6. Change in Independent Registered Public Accounting Firm

Deloitte & Touche LLP was previously the principal accountant for Angel Oak High Yield Opportunities Fund (formerly the “Rainier High Yield Fund”). On April 15, 2016 that firm resigned and Cohen & Company, LTD was engaged as principal accountants. The decision to change accountants was approved by the audit committee of the Board of Trustees.

During the fiscal year ended March 31, 2016, there were no: (1) disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events.

The audit reports of Deloitte & Touche LLP on the financial statements of the Angel Oak High Yield Opportunities Fund as of and for the year ended March 31, 2016 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

ANGEL OAK FUNDS TRUST

Notice of Privacy Policy & Practices

Your privacy is important to us. We are committed to maintaining the confidentiality, integrity and security of your personal information. When you provide personal information, we believe that you should be aware of policies to protect the confidentiality of that information.

We collect the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

INVESTMENT ADVISER

Angel Oak Capital Advisors, LLC

One Buckhead Plaza

3060 Peachtree Road NW

Suite 500

Atlanta, GA 30305

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Dechert LLP

1900 K Street NW

Washington, DC 20006

CUSTODIAN

U.S. Bank National Association

1555 North Rivercenter Drive, Suite 302

Milwaukee, WI 53202

ADMINISTRATOR, TRANSFER AGENT, AND FUND ACCOUNTANT

U.S Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Alvin Albe, Jr. is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 01/31/2017	FYE 01/31/2016
Audit Fees	$105,000	$75,000
Audit-Related Fees	$0	$0
Tax Fees	$12,000	$8,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 01/31/2017	FYE 01/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

1

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 01/31/2017	FYE 01/31/2016
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

2

Item 11. Controls and Procedures.

(a)	The Registrant’s [President/Principal Executive Officer] and [Treasurer/Principal Financial Officer] have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Angel Oak Funds Trust

By (Signature and Title)*	/s/ Dory S. Black
Dory S. Black, President (Principal Executive Officer)

Date March 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Dory S. Black
Dory S. Black, President (Principal Executive Officer)

        Date March 27, 2017

By (Signature and Title)*	/s/ Daniel Fazioli
Daniel Fazioli, Treasurer (Principal Financial Officer)

        Date March 27, 2017

*	Print the name and title of each signing officer under his or her signature.